UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494
Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
312)
917-7700
Date of fiscal year end:
July
 31
Date of reporting period:
July
 31, 2024

Item 1.	Reports to Stockholders.

Closed-End Funds	July 31, 2024
 Nuveen
 Closed-End Funds

Nuveen Floating Rate Income Fund	JFR

Nuveen Credit Strategies Income Fund	JQC

Nuveen Preferred & Income Opportunities Fund	JPC

Nuveen Preferred Securities & Income Opportunities Fund (formerly Nuveen Preferred and Income Term Fund)	JPI

Nuveen Variable Rate Preferred & Income Fund	NPFD

Annual
Report

Table
of Contents

Important Notices
Management fees:
As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.
JQC – Product Actions
Effective August 9, 2023, the following changes became effective for the Fund:

•	Portfolio management team: Himani Trivedi, Head of Structured Credit, was added as a portfolio manager.

•	Investment policies: The Fund’s investment policies were changed to allow for a greater portion of its portfolio to be invested in collateralized loan obligation debt and high yield corporate bonds.

•
Performance benchmark: The Fund’s performance benchmark changed from the Credit Suisse Leveraged Loan Index to the JQC Blended Benchmark, which is a linked benchmark that consists of 100% Credit Suisse Leveraged Loan Index through August 8, 2023 and thereafter 1) 75% Credit Suisse Leveraged Loan Index and 2) 25% ICE BofA U.S. High Yield Index. The Credit Suisse Leverage Loan Index remains the Fund’s broad-based benchmark.

JPC – Fund Merger Update
Effective prior to market open on November 6, 2023, the Nuveen Preferred & Income Securities Fund (JPS) and Nuveen Preferred and Income Fund (JPT) were each merged into JPC. Refer to the Notes to Financial Statements within this report for further details on the merger.
JPC, JPI and NPFD – Recent Market Factors
JPC, JPI and NPFD have substantial allocations to preferred and contingent capital securities issued by U.S. and non-U.S. banks and other financial institutions. Given the increases in prevailing interest rates and other market factors, these securities continue to be subject to heightened volatility and may, ultimately, detract from Fund performance.
JPI – Fund Restructuring
On July 17, 2024, shareholders of the Fund approved a proposal to amend the Fund’s declaration of trust to eliminate the Fund’s term structure, subject to the completion of a tender offer. The amendment allows shareholders the opportunity to maintain their investment in the Fund and its leveraged exposure to preferred and other income producing securities in lieu of the Fund’s scheduled termination. Additionally, on July 17, 2024, the Fund conducted a tender offer, which allowed shareholders to offer up to 100% of their common shares for repurchase for cash at a price per share equal to 100% of the at net asset value (NAV) per share determined on the date the tender offer expired.
The tender offer expired on August 14, 2024. In the tender offer 8,672,542 shares were tendered, representing approximately 38% of the Fund’s common shares outstanding. Properly tendered shares were repurchased at $20.0081 per share, which was the NAV of the Fund as of the close of ordinary trading on the New York Stock Exchange on August 14, 2024. As a result of the successful completion of the tender offer, the restructuring of the Fund was completed and on August 19, 2024, the following changes became effective.

•	The Fund’s declaration of trust was amended to eliminate the term of the Fund.

•	The Fund’s name changed to Nuveen Preferred Securities & Income Opportunities Fund.

•
Nuveen Fund Advisors, LLC, the investment adviser to the Fund, will waive 50% of the Fund’s net management fees beginning August 19, 2024, and continuing over the first year following the elimination of the term.

More details about the Fund’s restructuring is available on www/nuveen.com/cef.

Discussion of Fund Performance
Nuveen Floating Rate Income Fund (JFR)
Nuveen Credit Strategies Income Fund (JQC)
Nuveen Preferred & Income Opportunities Fund (JPC)
Nuveen Preferred Securities & Income Opportunities Fund (JPI)
Nuveen Variable Rate Preferred & Income Fund (NPFD)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The portfolio managers for JFR are Kevin Lorenz, CFA, and Scott Caraher. The portfolio managers for JQC are Himani Trivedi, Kevin Lorenz, CFA, and Scott Caraher. The portfolio managers for JPC, JPI and NPFD are Brenda Langenfeld, CFA, and Douglas Baker, CFA.
Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended July 31, 2024. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Floating Rate Income Fund (JFR)
What factors affected markets during the reporting period?
•	The continued higher-for longer interest rate environment driven by the Federal Reserve’s restrictive monetary policy resulted in increased loan coupons.

•	Despite macroeconomic uncertainties, the overall credit fundamentals of issuers remained on solid footing.

•	Tighter lending standards, particularly for riskier loans, reflected caution amid a more uncertain economic outlook, but did not significantly reduce demand.
What key strategies were used to manage the Fund during the reporting period?
•
The Fund’s credit selection focused on identifying issuers where fundamental credit risk was mispriced by the market, while avoiding names that could have issues in this higher-for-longer financing environment.

•	The Fund’s loan portfolio maintained a higher quality bias relative to the benchmark.

•	Consistent with its mandate, the Fund continued to allocate to out-of-benchmark high yield corporate bonds.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended July 31, 2024, JFR returned 13.46%. The Fund outperformed the Credit Suisse Leveraged Loan Index, which returned 10.42%.
Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings and the issuance of preferred shares significantly contributed to relative performance over the reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Security selection within the loan allocation, particularly in the health care and information technology sectors.

•
Out-of-benchmark allocation to equities received from reorganizations, including equity received from the restructuring of an oil and gas exploration and production company, QuarterNorth Energy Holding Inc. (formerly known as Fieldwood Energy Inc.).

Top detractors from relative performance
•
The Fund’s out-of-benchmark allocation to high yield corporate bonds. In particular, the Fund’s exposure to bonds within the consumer discretionary sector, which were volatile during the reporting period.

Nuveen Credit Strategies Income Fund (JQC)
What factors affected markets during the reporting period?
•	The continued higher-for-longer interest rate environment driven by the Federal Reserve’s restrictive monetary policy resulted in increased loan and high yield bond coupons.

•
Despite macroeconomic uncertainties, the overall credit fundamentals of issuers remained on solid footing. High yield bond spreads tightened during the reporting period, emphasizing strong fundamentals and high demand.

•	Tighter lending standards, particularly for riskier loans, reflected caution amid a more uncertain economic outlook, but did not significantly reduce demand.

•
Collateralized loan obligation (CLO) issuance was robust during the reporting period, dominated by reset and refinance activity. High demand for CLOs led to spreads tightening during the reporting period.

What key strategies were used to manage the Fund during the reporting period?
•
The Fund’s credit selection focused on identifying issuers where fundamental credit risk was mispriced by the market, while avoiding names that could have issues in this higher-for-longer financing environment.

•	The Fund’s loan portfolio maintained a higher quality bias relative to the Credit Suisse Leveraged Loan Index.

•
After certain investment policy, benchmark and portfolio manager changes became effective August 9, 2023, the Fund increased its allocations to high yield corporate bonds and collateralized loan obligation debt during the reporting period.

How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended July 31, 2024, JQC returned 13.0%. The Fund outperformed the JQC Blended Benchmark, which returned 10.73%.
Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares contributed to relative performance over the reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Security selection within the loan allocation, particularly in the health care and information technology sectors.

•	Overweight to the loans issued by Global Medical Response, a medical transportation company which rallied during the reporting period.
•	Out-of-benchmark allocation to equities received from reorganizations.
Top detractors from relative performance
•	Security selection within the high yield corporate bond allocation, particularly the Fund’s exposure to bonds within the consumer discretionary and information technology sectors.
Nuveen Preferred & Income Opportunities Fund (JPC)
What factors affected markets during the reporting period?
•
Uncertainty surrounding the direction of monetary policy led to volatility in the bond market, but the favorable economic growth backdrop supported risk assets, including the preferred and contingent capital (CoCo) securities markets.

•
Preferred and CoCo securities benefited from positive news from the banking sector. Banks broadly reported better- than-expected earnings in addition to stabilizing bank deposit levels and investor flows.

•	Historically high capital levels and stable credit ratings across the global bank and insurance sectors resulted in lower issuance of preferred and CoCo securities.

•	The U.S. dollar-denominated (USD) Additional Tier 1 (AT1) CoCos market continued to recover from the aftermath of Credit Suisse-related headlines in early 2023.
What key strategies were used to manage the Fund during the reporting period?
•	The Fund continued to overweight the $1000 par preferred securities segment versus the $25 par preferred securities and CoCos segments, both of which remained underweights relative to the benchmark.

Discussion of Fund Performance
(continued)

•	The underweight to CoCos resulted in an overweight to U.S.-domiciled issuers relative to the benchmark.

•	The Fund continued to overweight securities that have coupons with reset features (floating rate, fixed-to-floating rate, and fixed-to-fixed rate) versus fixed-rate coupon securities.

•	The Fund’s duration increased but still ended the reporting period shorter than the JPC Blended Benchmark’s duration.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended July 31, 2024, JPC returned 16.21%. The Fund outperformed the JPC Blended Benchmark, which returned 11.97%.
Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares significantly contributed to relative performance over the reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Underweight to $25 par preferred securities, which lagged the $1000 par preferred securities and CoCos segments.

•	Security selection within the banking and insurance sectors.

•	Security selection within CoCos, particularly higher-coupon, higher reset spread, and premium-priced security structures, which recovered from the previous reporting period.
Top detractors from relative performance
•	Underweight to CoCos, which generally outperformed the $25 par and $1000 par preferred securities segments.

•	Historically high capital levels and stable credit ratings across the global bank and insurance sectors resulted in lower issuance of preferred and CoCo securities.

•	Overweight to non-fixed-rate coupon securities resulted in a steepening bias in the Fund’s portfolio, which detracted because the yield curve flattened.
Nuveen Securities & Income Opportunities Fund (JPI)
What factors affected markets during the reporting period?
•
Uncertainty surrounding the direction of monetary policy led to volatility in the bond market, but the favorable economic growth backdrop supported risk assets, including the preferred and contingent capital (CoCo) securities markets.

•
Preferred and CoCo securities benefited from positive news from the banking sector. Banks broadly reported better-than-expected earnings in addition to stabilizing bank deposit levels and investor flows.

•	Historically high capital levels and stable credit ratings across the global bank and insurance sectors resulted in lower issuance of preferred and CoCo securities.

•	The U.S. dollar-denominated (USD) Additional Tier 1 (AT1) CoCos market continued to recover from the aftermath of Credit Suisse-related headlines in early 2023.
What key strategies were used to manage the Fund during the reporting period?
•	The Fund continued to overweight the $1000 par preferred securities segment versus the $25 par preferred securities and CoCos segments, both of which remained underweights relative to the benchmark.

•	The underweight to CoCos resulted in an overweight to U.S.-domiciled issuers relative to the benchmark.

•	The Fund continued to overweight securities that have coupons with reset features (floating rate, fixed-to-floating rate, and fixed-to-fixed rate) versus fixed-rate coupon securities.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended July 31, 2024, JPI returned 15.10%. The Fund outperformed the JPI Blended Benchmark, which returned 11.97%.

Top contributors to relative performance
•
The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly contributed to relative performance over the reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.

•	Underweight to $25 par preferred securities, which lagged the $1000 par preferred securities and CoCos segments.

•	Security selection within the banking and insurance sectors.

•	Security selection within CoCos, particularly higher-coupon, higher reset spread, and premium-priced security structures, which recovered from the previous reporting period.
Top detractors from relative performance
•	Underweight to CoCos, which generally outperformed the $25 par and $1000 par preferred securities segments.

•	Overweight to U.S. regional banks, which, on average, underperformed U.S. money center banks.

•	Overweight to non-fixed-rate coupon securities resulted in a steepening bias in the Fund’s portfolio, which detracted because the yield curve flattened.
Nuveen Variable Rate Preferred & Income Fund (NPFD)
What factors affected markets during the reporting period?
•
Uncertainty surrounding the direction of monetary policy led to volatility in the bond market, but the favorable economic growth backdrop supported risk assets, including the preferred and contingent capital (CoCo) securities markets.

•
Preferred and CoCo securities benefited from positive news from the banking sector. Banks broadly reported better- than-expected earnings in addition to stabilizing bank deposit levels and investor flows.

•	Historically high capital levels and stable credit ratings across the global bank and insurance sectors resulted in lower issuance of preferred and CoCo securities.

•	The U.S. dollar-denominated (USD) Additional Tier 1 (AT1) CoCos market continued to recover from the aftermath of Credit Suisse-related headlines in early 2023.
What key strategies were used to manage the Fund during the reporting period?
•	While the Fund maintained an underweight to the CoCo securities segment during the reporting period, it was positioned with an overweight to non-U.S. domiciled issuers relative to the benchmark.

•	The insurance sector remained the Fund’s largest sector overweight.

•	The Fund continued to overweight fixed-to-floating rate coupon and fixed-to-fixed rate coupon securities versus floating rate coupon securities.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended July 31, 2024, NPFD returned 14.87%. The Fund outperformed the NPFD Blended Benchmark, which returned 12.74%.
Top contributors to relative performance
•	The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares significantly contributed to relative performance over the reporting period.

•	Security selection within the insurance sector.

•	Security selection within CoCos, particularly higher-coupon, higher reset spread, and premium-priced security structures, which recovered from the previous reporting period.

•	A longer duration, which increased the Fund’s interest rate sensitivity as shorter- and intermediate-term rates fell sharply.
Top detractors from relative performance

Discussion of Fund Performance
(continued)

•	Overweight to U.S. regional banks, which, on average, underperformed U.S. money center banks.

•	Underweight to CoCos, which generally outperformed $25 par and $1000 par preferred securities.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding JPC’s distributions is current as of July 31, 2024. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.
During the current reporting period, JPC’s distributions to common shareholders were as shown in the accompanying table.

Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC

August	$0.0440
September	0.0440
October	0.0440
November	0.0440
December	0.0475
January	0.0475
February	0.0475
March	0.0475
April	0.0475
May	0.0475
June	0.0665
July	0.0665

Total Distributions from Net Investment Income	$0.5940

JPC

Current Distribution Rate*	10.39%

* Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
JPC, JPI and NPFD sought to pay regular monthly dividends out of their net investment income at a rate that reflected their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund paid dividends at a rate that was more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeded the earned net investment income, the Fund reported a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the prior period.
Updated Distribution Policy for JPC, JPI and NPFD
On November 29, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 29, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, each Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein. The final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.
All monthly dividends paid by JPC and NPFD during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax

Common Share Information
(continued)

purposes, distribution information for each Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.
JFR, JQC, JPI and NPFD COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the distributions for JFR, JQC, JPI and NPFD is current as of July 31, 2024.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distribute more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
Actual amounts and sources for tax reporting purposes will be determined as of the Fund’s fiscal year-end and reported to shareholders on Form 1099-DIV.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/ closed-end-funds.
Data as of July 31, 2024

Fiscal YTD Percentage of the Distribution					Fiscal YTD Per Share Amounts
Fund	Latest Declared Distribution	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital

JFR	$0.0850	96.76%	0.00%	3.24%	$1.0200	$0.9870	$0.0000	$0.0330

JQC	$0.0540	88.92%	0.00%	11.08%	$0.6415	$0.5704	$0.0000	$0.0711

JPI	$0.0980	94.26%	0.00%	5.74%	$1.1760	$1.1085	$0.0000	$0.0675

NPFD	$0.1675	85.07%	0.00%	14.93%	$1.3460	$1.1450	$0.0000	$0.2010

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, JPC was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, JPC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

JPC

Maximum aggregate offering	Unlimited

During the current reporting period, JPC did not sell any common shares through its Shelf Offerings.
Refer to Notes to Financial Statements for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of July 31, 2024, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JFR	JQC	JPC	JPI	NPFD

Common shares cumulatively repurchased and retired	147,593	5,473,400	2,826,100	0	0
Common shares authorized for repurchase	13,405,000	13,560,000	31,945,000	2,275,000	2,415,000

About the Funds’ Benchmarks

Credit Suisse Leveraged Loan Index:
An index designed to measure the performance of the USD-denominated leveraged loan market. The index includes issuers from developed countries; issuers from developing countries are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. All Capital Securities Index:
An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. High Yield Index:
An index designed to measure the performance of USD-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE USD Contingent Capital Index:
An index designed to measure the performance of USD denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE Variable Rate Preferred & Hybrid Securities Index:
An index designed to measure the performance of floating-and variable-rate investment grade and below investment grade USD-denominated preferred stock and hybrid debt publicly issued by corporations in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) and/or reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

JFR	Nuveen Floating Rate Income Fund Fund Performance, Leverage and Holdings Summaries July 31, 2024

Performance*

		Total Returns as of
		July 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

JFR at Common Share NAV	3/25/04	13.46%	4.74%	4.33%

JFR at Common Share Price	3/25/04	23.15%	7.14%	5.23%

Credit Suisse Leveraged Loan Index	–	10.42%	5.35%	4.69%

*For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$9.28	$8.82	(4.96)%	(9.12)%

Growth of an Assumed $10,000 Investment as of July 31, 2024 - Common Share Price

Leverage and Holdings

Leverage

Effective Leverage	37.99%

Regulatory Leverage	37.99%

Fund Allocation (% of net assets)

Variable Rate Senior Loan Interests	137.1%

Corporate Bonds	14.8%

Common Stocks	3.9%

Asset-Backed Securities	1.3%

Convertible Preferred Securities	0.0%

Warrants	0.0%

Short-Term Investment Companies	4.9%

Other Assets & Liabilities, Net	(0.8)%

Borrowings	(38.4)%

TFP Shares, Net	(22.8)%

Net Assets	100%

Portfolio Composition 1 (% of total investments)

Software & Services	15.2%

Consumer Services	13.0%

Health Care Equipment & Services	9.5%

Commercial & Professional Services	6.9%

Insurance	6.6%

Materials	5.5%

Capital Goods	5.6%

Media & Entertainment	5.4%

Telecommunication Services	4.6%

Energy	4.0%

Consumer Discretionary Distribution & Retail	4.1%

Investment Companies	3.0%

Transportation	2.8%

Utilities	2.5%

Food, Beverage & Tobacco	2.1%

Other	9.2%

Total Investments	100%

Top Five Issuers (% of total long-term investments)

Medline Borrower, LP, Term Loan B	1.6%

1011778 B.C. Unlimited Liability Company, Term Loan B6	1.5%

Flutter Entertainment PLC, Term Loan B	1.2%

Level 3 Financing Inc., Term Loan B1	1.2%

Frontier Communications Holdings LLC	1.2%

Bond Credit Quality (% of total long-term investments)

BBB	9.6%

BB or Lower	83.3%

N/R (not rated)	7.1%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JQC	Nuveen Credit Strategies Income Fund Fund Performance, Leverage and Holdings Summaries July 31, 2024

Performance*

		Total Returns as of
		July 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

JQC at Common Share NAV	6/25/03	13.00%	3.73%	3.52%

JQC at Common Share Price	6/25/03	27.08%	6.44%	5.55%

Credit Suisse Leveraged Loan Index	–	10.42%	5.35%	4.69%

JQC Blended Benchmark	–	10.74%	5.42%	4.72%

*For purposes of Fund performance, relative results are measured against the JQC Blended Benchmark. As of August 7, 2023, the Fund’s Blended Benchmark consists of: 1) 75% Credit Suisse Leveraged Loan Index and 2) 25% ICE BofA U.S. High Yield Index. Prior to August 7, 2023, relative results were measured against the Credit Suisse Leveraged Loan Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$5.91	$5.73	(3.05)%	(9.35)%

Growth of an Assumed $10,000 Investment as of July 31, 2024 - Common Share Price

Leverage and Holdings

Leverage

Effective Leverage	38.13%

Regulatory Leverage	30.50%

Fund Allocation (% of net assets)

Variable Rate Senior Loan Interests	115.5%

Corporate Bonds	33.1%

Asset-Backed Securities	8.0%

Common Stocks	2.0%

Warrants	0.0%

Short-Term Investment Companies	4.6%

Other Assets & Liabilities, Net	(1.6)%

Reverse Repurchase Agreements, including accrued interest	(17.8)%

Borrowings	(26.4)%

TFP Shares, Net	(17.4)%

Net Assets	100%

Top Five Issuers (% of total long-term investments)

Medline Borrower, LP, Term Loan B	1.6%

Ultimate Software Group Inc (The), Term Loan B	1.4%

Level 3 Financing Inc	1.4%

Talen Energy Supply, LLC, Term Loan B	1.3%

Frontier Communications Holdings LLC	1.2%

Portfolio Composition 1 (% of total investments)

Software & Services	13.5%

Consumer Services	10.8%

Health Care Equipment & Services	10.5%

Insurance	7.0%

Capital Goods	6.8%

Materials	6.2%

Commercial & Professional Services	5.6%

Telecommunication Services	5.5%

Asset-Backed Securities	4.9%

Media & Entertainment	4.5%

Consumer Discretionary Distribution & Retail	3.8%

Energy	3.4%

Investment Companies	2.8%

Utilities	2.7%

Consumer Durables & Apparel	2.4%

Other	9.6%

Total Investments	100%

Bond Credit Quality (% of total long-term investments)

A	0.1%

BBB	10.7%

BB or Lower	84.5%

N/R (not rated)	4.7%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JPC	Nuveen Preferred & Income Opportunities Fund Fund Performance, Leverage and Holdings Summaries July 31, 2024

Performance*

		Total Returns as of
		July 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

JPC at Common Share NAV	3/26/03	16.21%	2.59%	4.60%

JPC at Common Share Price	3/26/03	26.70%	2.60%	6.03%

ICE BofA U.S. All Capital Securities Index	–	10.93%	2.69%	4.38%

JPC Blended Benchmark	–	11.98%	2.33%	4.39%

*For purposes of Fund performance, relative results are measured against the JPC Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$8.03	$7.68	(4.36)%	(10.80)%

Growth of an Assumed $10,000 Investment as of July 31, 2024 - Common Share Price

Leverage and Holdings

Leverage

Effective Leverage	37.89%

Regulatory Leverage	30.19%

Fund Allocation (% of net assets)

$1,000 Par (or similar) Institutional Preferred	87.3%

Contingent Capital Securities	49.8%

$25 Par (or similar) Retail Preferred	16.3%

Corporate Bonds	5.2%

Convertible Preferred Securities	0.8%

U.S. Government and Agency Obligations	0.2%

Common Stocks	0.0%

Repurchase Agreements	0.3%

Other Assets & Liabilities, Net	1.1%

Reverse Repurchase Agreements, including accrued interest	(17.8)%

Borrowings	(26.9)%

TFP Shares, Net	(16.3)%

Net Assets	100%

Portfolio Composition 1 (% of total investments)

Banks	53.3%

Financial Services	18.9%

Insurance	12.6%

Utilities	5.4%

Energy	2.7%

Food, Beverage & Tobacco	2.4%

Other	4.5%

Repurchase Agreements	0.2%

Total	100%

Country Allocation 2 (% of total investments)

United States	57.0%

United Kingdom	11.6%

France	8.1%

Switzerland	4.8%

Canada	4.6%

Spain	3.7%

Netherlands	2.1%

Australia	2.1%

Germany	2.0%

Finland	1.3%

Ireland	1.1%

Other	1.6%

Total	100%

Top Five Issuers (% of total long-term investments)

Citigroup Inc	4.5%

UBS Group AG	4.1%

BNP Paribas SA	4.0%

Wells Fargo & Co	3.9%

Goldman Sachs Group Inc/The	3.2%

Portfolio Credit Quality (% of total long-term fixed-income investments)

AAA	0.8%

A	1.7%

BBB	78.3%

BB or Lower	17.9%

N/R (not rated)	1.3%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 0.8% (as a percentage of total investments) in emerging market countries.

JPI	Nuveen Preferred Securities & Income Opportunities Fund Fund Performance, Leverage and Holdings Summaries July 31, 2024

Performance*

		Total Returns as of
		July 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

JPI at Common Share NAV	7/26/12	15.10%	2.46%	4.71%

JPI at Common Share Price	7/26/12	20.11%	2.87%	6.00%

ICE BofA U.S. All Capital Securities Index	–	10.93%	2.69%	4.38%

JPI Blended Benchmark	–	11.98%	2.68%	4.56%

*For purposes of Fund performance, relative results are measured against the JPI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$19.96	$19.87	(0.45)%	(3.83)%

Growth of an Assumed $10,000 Investment as of July 31, 2024 - Common Share Price

Leverage and Holdings

Leverage

Effective Leverage	31.86%

Regulatory Leverage	24.50%

Fund Allocation (% of net assets)

$1,000 Par (or similar) Institutional Preferred	58.2%

Contingent Capital Securities	27.6%

$25 Par (or similar) Retail Preferred	15.0%

Corporate Bonds	0.7%

U.S. Government and Agency Obligations	0.2%

Repurchase Agreements	2.4%

Other Assets & Liabilities, Net	42.8%

Reverse Repurchase Agreements, including accrued interest	(14.4)%

Borrowings	(32.5)%

Net Assets	100%

Portfolio Composition 1 (% of total investments)

Banks	47.2%

Financial Services	17.1%

Insurance	15.2%

Utilities	5.3%

Capital Goods	4.3%

Food, Beverage & Tobacco	3.1%

Other	5.5%

Repurchase Agreements	2.3%

Total	100%

Top Five Issuers (% of total long-term investments)

Wells Fargo & Co	4.0%

Citigroup Inc	3.8%

HSBC Holdings PLC	3.6%

Goldman Sachs Group Inc/The	3.5%

UBS Group AG	3.3%

Portfolio Credit Quality (% of total long-term fixed-income investments)

AAA	0.1%

BBB	74.6%

BB or Lower	23.0%

N/R (not rated)	2.3%

Total	100%

Country Allocation 2 (% of total investments)

United States	63.5%

United Kingdom	10.2%

France	6.4%

Switzerland	3.9%

Canada	3.1%

Spain	3.1%

Ireland	2.5%

Netherlands	2.1%

Bermuda	1.5%

Australia	1.4%

Germany	1.0%

Other	1.3%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 1.5% (as a percentage of total investments) in emerging market countries.

NPFD	Nuveen Variable Rate Preferred & Income Fund Fund Performance, Leverage and Holdings Summaries July 31, 2024

Performance*

		Total Returns as of July 31, 2024
		Average Annual
	Inception Date	1-Year	Since Inception

NPFD at Common Share NAV	12/15/21	14.87%	(1.67)%

NPFD at Common Share Price	12/15/21	24.03%	(3.46)%

ICE Variable Rate Preferred & Hybrid Securities Index	–	12.55%	3.58%

NPFD Blended Benchmark	–	12.75%	2.59%

*For purposes of Fund performance, relative results are measured against the NPFD Blended Benchmark. The Fund’s Blended Benchmark consists of
1) 80% ICE Variable Rate Preferred & Hybrid Securities Index and 2) 20% ICE USD Contingent Capital Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$20.13	$18.80	(6.61)%	(13.04)%

Growth of an Assumed $10,000 Investment as of July 31, 2024 - Common Share Price

Leverage and Holdings

Leverage

Effective Leverage	36.52%

Regulatory Leverage	34.77%

Fund Allocation (% of net assets)

$1,000 Par (or similar) Institutional Preferred	109.2%

Contingent Capital Securities	27.8%

$25 Par (or similar) Retail Preferred	17.4%

Corporate Bonds	1.4%

U.S. Government and Agency Obligations	0.4%

Repurchase Agreements	0.7%

Other Assets & Liabilities, Net	0.6%

Reverse Repurchase Agreements, including accrued interest	(4.3)%

Borrowings	(35.8)%

TFP Shares, Net	(17.4)%

Net Assets	100%

Top Five Issuers (% of total long-term investments)

Citigroup Inc	5.0%

Goldman Sachs Group Inc/The	4.4%

Truist Financial Corp	3.1%

Wells Fargo & Co	3.1%

Bank of America Corp	3.0%

Portfolio Composition 1 (% of total investments)

Banks	46.0%

Financial Services	17.1%

Insurance	15.4%

Utilities	6.7%

Energy	4.9%

Capital Goods	3.5%

Other	6.0%

Repurchase Agreements	0.4%

Total	100%

Portfolio Credit Quality (% of total long-term fixed-income investments)

AAA	0.3%

BBB	72.8%

BB or Lower	24.9%

N/R (not rated)	2.0%

Total	100%

Country Allocation 2 (% of total investments)

United States	67.6%

United Kingdom	7.8%

Canada	6.6%

France	4.1%

Switzerland	2.7%

Spain	2.3%

Ireland	2.2%

Australia	1.8%

Netherlands	1.3%

Bermuda	1.1%

Germany	1.0%

Other	1.5%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 1.8% (as a percentage of total investments) in emerging market countries.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Floating Rate Income Fund, Nuveen Credit Strategies Income Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred Securities & Income Opportunities Fund (formerly, Nuveen Preferred and Income Term Fund) , and Nuveen Variable Rate Preferred & Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the funds listed in Appendix A (the Funds), including the portfolios of investments, as of July 31, 2024, the related statements of operations, cash flows, and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2024, the results of their operations and their cash flows, and the changes in their net assets for the Funds and periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
September 27, 2024

Appendix A
Funds and Periods
For the year ended July 31, 2024 (statements of operations and cash flows); each of the years in the two-year period ended July 31, 2024 (statements of changes in net assets); each of the years in the five-year period ended July 31, 2024 (financial highlights):
Nuveen Floating Rate Income Fund (JFR)
Nuveen Credit Strategies Income Fund (JQC)
Nuveen Preferred & Income Opportunities Fund (JPC)
Nuveen Preferred Securities & Income Opportunities Fund (formerly, Nuveen Preferred and Income Term Fund) (JPI)
For the year ended July 31, 2024 (statements of operations and cash flows); each of the years in the two-year period ended July 31, 2024 (statements of changes in net assets); each of the years in the two-year period ended July 31, 2024 and the period December 15, 2021 (commencement of operations) through July 31, 2022 (financial highlights):
Nuveen Variable Rate Preferred & Income Fund (NPFD)

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value
	LONG-TERM INVESTMENTS - 157.1% (97.0% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS - 137.1% (84.6% of Total Investments) (b)

	AUTOMOBILES & COMPONENTS - 0.7% (0.4% of Total Investments)
$1,046	Adient US LLC, Term Loan B2	8.094%	1-Month LIBOR	2.750%	1/29/31	$1,052,550
3,311	Clarios Global LP, Term Loan B	7.844%	SOFR30A	2.500%	5/06/30	3,324,632
3,809	DexKo Global Inc., Term Loan B	9.346%	SOFR90A	3.750%	10/04/28	3,799,879
	TOTAL AUTOMOBILES & COMPONENTS					8,177,061

	CAPITAL GOODS - 8.7% (5.4% of Total Investments)
1,989	ACProducts, Inc., Term Loan B	9.846%	SOFR90A	4.250%	5/17/28	1,592,527
623	Aegion Corporation, Term Loan	9.097%	SOFR30A	4.250%	5/17/28	626,699
6,935	Ali Group North America Corporation, Term Loan B	7.458%	1-Month LIBOR	2.000%	10/13/28	6,975,303
4,158	Alliance Laundry Systems LLC, Term Loan B	8.916%	SOFR30A + SOFR90A	3.500%	10/08/27	4,189,617
2,705	Centuri Group, Inc, Term Loan B	7.962%	TSFR1M	2.500%	8/28/28	2,704,124
11,253	Chamberlain Group Inc, Term Loan B	8.694%	SOFR30A	3.250%	10/22/28	11,248,897
499	Chamberlain Group Inc, Term Loan B	8.849%	SOFR30A	3.500%	11/03/28	499,880
2,192	Chart Industries, Inc., Term Loan B	7.825%	TSFR3M	2.500%	3/18/30	2,204,232
4,634	Core & Main LP, Term Loan B	7.339%	SOFR90A	2.000%	7/27/28	4,647,169
1,186	Cornerstone Building Brands, Inc., Term Loan B	8.679%	SOFR30A	3.250%	4/12/28	1,126,518
360	Dynasty Acquisition Co., Inc., Term Loan B1	8.844%	SOFR30A	3.500%	8/24/28	362,059
139	Dynasty Acquisition Co., Inc., Term Loan B2	8.849%	SOFR30A	3.500%	8/24/28	139,601
375	Fly Funding II S.a.r.l., Term Loan B	7.330%	3-Month LIBOR	1.750%	8/11/25	365,927
6,085	Gates Global LLC, Term Loan B5	7.594%	1-Month LIBOR	2.250%	5/23/31	6,104,411
1,895	INNIO Group Holding GmbH, Term Loan B	8.536%	TSFR3M	3.250%	11/06/28	1,908,877
6,288	Madison IAQ LLC, Term Loan	7.889%	SOFR30A	2.750%	6/21/28	6,306,856
1,730	MI Windows and Doors, LLC, Term Loan B2	8.844%	1-Month LIBOR	3.500%	3/28/31	1,737,724
7,933	Quikrete Holdings, Inc., Term Loan B	7.844%	1-Month LIBOR	2.500%	4/14/31	7,967,248
1,574	Resideo Funding Inc., Term Loan B	7.340%	SOFR30A + SOFR90A	2.000%	2/14/28	1,579,047
2,179	Standard Industries Inc., Term Loan B	7.345%	TSFR1M	2.000%	9/22/28	2,187,414
3,880	Titan Acquisition Limited, Term Loan B	10.326%	SOFR180A	5.000%	2/01/29	3,893,037
11,498	TK Elevator US Newco Inc, Term Loan B	8.588%	6-Month LIBOR	3.500%	4/15/30	11,571,945
11,199	TransDigm, Inc., Term Loan J	7.843%	SOFR90A	2.500%	2/28/31	11,240,426
4,091	TransDigm, Inc., Term Loan K	8.085%	SOFR90A	2.750%	3/22/30	4,108,050
4,154	Victory Buyer LLC, Term Loan	9.342%	SOFR90A	3.750%	11/20/28	4,007,500
8,759	Windsor Holdings III, LLC, Term Loan B	9.345%	1-Month LIBOR	4.000%	8/01/30	8,839,248
	TOTAL CAPITAL GOODS					108,134,336

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	COMMERCIAL & PROFESSIONAL SERVICES - 9.9% (6.1% of Total Investments)
$15,216	Allied Universal Holdco LLC, Term Loan B	9.194%	1-Month LIBOR	3.750%	5/15/28	$15,231,273
4,879	Amentum Government Services Holdings LLC, Term Loan	9.350%	SOFR30A	4.000%	2/07/29	4,899,761
4,615	Anticimex International AB, Term Loan B1	8.460%	SOFR90A	3.150%	11/16/28	4,634,132
1,122	Anticimex International AB, Term Loan B6	8.710%	SOFR90A	3.400%	11/16/28	1,130,368
1,786	CHG Healthcare Services Inc., Term Loan	8.708%	1-Month LIBOR	3.250%	9/29/28	1,790,917
3,124	CoreLogic, Inc., Term Loan	8.958%	1-Month LIBOR	3.500%	6/02/28	3,084,330
4,177	Covanta Holding Corporation, Term Loan B	7.760%	SOFR30A + 1-Month LIBOR + 6-Month LIBOR	2.500%	11/30/28	4,188,076
320	Covanta Holding Corporation, Term Loan C	7.588%	6-Month LIBOR	2.500%	11/30/28	320,964
6,001	Creative Artists Agency, LLC , Term Loan B	8.594%	1-Month LIBOR	3.250%	11/27/28	6,038,238
1,447	Dayforce, Inc., Term Loan B	7.844%	1-Month LIBOR	2.500%	3/03/31	1,451,522
7,463	Dun & Bradstreet Corporation (The), Term Loan B	8.097%	1-Month LIBOR	2.750%	1/18/29	7,487,671
5,569	EAB Global, Inc	8.595%	CME Term SOFR 1 Month	325.000%	8/16/28	5,565,817
1,810	Ensemble RCM, LLC, Term Loan B	8.252%	3-Month LIBOR	3.000%	8/01/29	1,819,168
3,031	Evertec Group, LLC, Term Loan B	8.594%	1-Month LIBOR	3.250%	10/15/30	3,053,229
4,953	Garda World Security Corporation, Term Loan B	9.594%	SOFR90A	4.250%	2/01/29	4,977,924
3,170	GFL Environmental Inc., Term Loan B	7.321%	SOFR90A	2.000%	6/27/31	3,184,107
17,663	GTCR W Merger Sub LLC, Term Loan B	8.335%	SOFR90A	3.000%	1/31/31	17,727,912
1,702	Herman Miller, Inc, Term Loan B	7.458%	SOFR30A	2.000%	7/19/28	1,700,335
4,586	LABL, Inc., Term Loan, First Lien	10.350%	TSFR1M	5.000%	10/29/28	4,459,218
4,287	OMNIA Partners LLC, Term Loan	8.586%	SOFR90A	3.250%	7/25/30	4,303,644
7,317	Prime Security Services Borrower, LLC, Term Loan B	7.582%	SOFR30A	2.250%	10/15/30	7,343,987
771	VT Topco, Inc., Term Loan B	8.844%	SOFR30A	3.500%	8/12/30	778,197
16,091	WIN Waste Innovations Holdings, Inc., Term Loan B	8.208%	SOFR30A	2.750%	3/27/28	15,051,435
2,680	XPLOR T1 LLC, Term Loan B	9.597%	SOFR90A	4.250%	6/13/31	2,693,400
	TOTAL COMMERCIAL & PROFESSIONAL SERVICES					122,915,625

	CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.1% (3.8% of Total Investments)
846	Academy, Ltd., Term Loan	9.208%	TSFR1M	3.750%	11/08/27	848,560
1,473	Avis Budget Car Rental, LLC, Term Loan C	8.444%	SOFR30A	3.000%	3/16/29	1,477,813
1,820	Barentz International B.V., Term Loan B2	9.435%	SOFR90A	4.000%	3/28/31	1,834,223
2,168	Belron Finance US LLC, Term Loan, First Lien	7.629%	SOFR90A	2.250%	4/13/29	2,179,396
9,029	CNT Holdings I Corp, Term Loan	8.752%	3-Month LIBOR	3.500%	11/08/27	9,077,523
1,677	Driven Holdings, LLC, Term Loan B	8.458%	SOFR30A	3.000%	12/18/28	1,670,564
2,450	EOS Finco Sarl, Term Loan	11.264%	SOFR180A	6.000%	8/03/29	2,004,556
1,774	Fastlane Parent Company, Inc., Term Loan B	9.844%	SOFR30A	4.500%	9/29/28	1,773,390
7,440	Frontier Communications Corp., Term Loan B	8.832%	SOFR90A	3.500%	6/21/31	7,500,487

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL (continued)
$ 1,825		Gulfside Supply Inc, Term Loan B	8.286%	SOFR90A	3.000%	5/29/31	$1,831,844
2,590		Johnstone Supply LLC, Term Loan	8.332%	TSFR1M	3.000%	5/16/31	2,599,712
499		Kodiak Building Partners Inc., Term Loan B2	9.085%	SOFR90A	3.750%	3/13/28	500,518
7,299		LBM Acquisition LLC, Term Loan B	9.194%	1-Month LIBOR	3.750%	12/20/27	7,219,533
1,250		LBM Acquisition LLC, Term Loan B	9.141%	SOFR90A	3.750%	6/06/31	1,208,125
2,443		Les Schwab Tire Centers, Term Loan B	8.344%	1-Month LIBOR	3.000%	4/16/31	2,447,512
2,655		Mister Car Wash Holdings, Inc., Term Loan B	8.344%	1-Month LIBOR	3.000%	3/27/31	2,665,660
17,955		PetSmart, Inc., Term Loan B	9.194%	1-Month LIBOR	3.750%	2/14/28	17,850,373
5,716		Restoration Hardware, Inc., Term Loan B	7.958%	1-Month LIBOR	2.500%	10/15/28	5,436,215
5,595		Wand NewCo 3, Inc., Term Loan B	9.094%	CME Term SOFR 1 Month	375.000%	1/30/31	5,626,472
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL					75,752,476

		CONSUMER DURABLES & APPAREL - 3.4% (2.1% of Total Investments)
6,422		ABG Intermediate Holdings 2 LLC, Term Loan B	3.250%	SOFR30A	2.750%	12/21/28	6,455,172
4,314	(d)	AI Aqua Merger Sub, Inc., Term Loan	9.589%	TSFR1M	4.250%	7/31/28	4,326,858
9,609		AI Aqua Merger Sub, Inc., Term Loan B, First Lien	8.843%	SOFR30A	3.500%	7/31/28	9,646,152
997		Amer Sports Company, Term Loan	8.577%	SOFR90A	3.250%	2/18/31	1,002,074
2,777		Birkenstock GmbH & Co. KG, Term Loan B	8.840%	SOFR90A	3.250%	4/28/28	2,789,241
1,551		Hayward Industries, Inc., Term Loan	8.208%	SOFR30A	2.750%	5/30/28	1,554,982
108		Serta Simmons Bedding, LLC, Term Loan	12.949%	SOFR90A	7.500%	6/29/28	88,028
2,093		SRAM, LLC , Term Loan B	8.208%	SOFR30A	2.750%	5/18/28	2,098,194
5,903		Topgolf Callaway Brands Corp., Term Loan B	8.344%	1-Month LIBOR	3.000%	3/18/30	5,931,908
2,750		Varsity Brands LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	2,737,405
263		Weber Stephen Products LLC 2022 incremental Term Loan B ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	243,933
5,554		Weber-Stephen Products LLC, Term Loan B , (DD1)	8.708%	1-Month LIBOR	3.250%	10/29/27	5,173,579
		TOTAL CONSUMER DURABLES & APPAREL					42,047,526

		CONSUMER SERVICES - 19.6% (12.1% of Total Investments)
30,128		1011778 B.C. Unlimited Liability Company, Term Loan B6	7.094%	1-Month LIBOR	1.750%	9/23/30	30,042,003
789		24 Hour Fitness Worldwide, Inc., 19.603% Exit Term Loan	19.603%	SOFR90A	14.000%	9/29/26	434,212
1,590		24 Hour Fitness Worldwide, Inc., 10.596% Term Loan , (cash 10.571%, PIK 5.000%)	10.596%	SOFR90A	5.000%	12/29/25	673,286
1,505		Allwyn Entertainment Financing US LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,503,901
4,336		Alterra Mountain Company, Term Loan B4	8.594%	1-Month LIBOR	3.250%	8/17/28	4,358,812

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	CONSUMER SERVICES (continued)
$ 204	Alterra Mountain Company, Term Loan B5	8.844%	SOFR30A	3.500%	5/31/30	$205,565
1,453	Aramark Services, Inc., Term Loan B5	7.344%	1-Month LIBOR	2.000%	6/24/30	1,458,791
920	AVSC Holding Corp., Term Loan B3 , (cash 5.000%, PIK 10.000%)	10.000%	3-Month LIBOR	10.000%	12/04/26	943,808
11,304	Caesars Entertainment Corp, Term Loan B	8.097%	SOFR90A + 3-Month LIBOR	2.750%	2/06/30	11,360,193
3,990	Caesars Entertainment Inc., Term Loan B1	8.097%	SOFR90A	2.750%	2/06/31	4,003,885
3,054	Carnival Corporation, Term Loan B1	8.094%	1-Month LIBOR	2.750%	10/18/28	3,076,702
3,635	Carnival Corporation, Term Loan B2	8.094%	1-Month LIBOR	2.750%	8/09/27	3,665,053
2,225	Cedar Fair, L.P., Term Loan B	7.343%	TSFR1M	2.000%	4/18/31	2,233,344
6,678	Churchill Downs Incorporated, Term Loan B1	7.444%	SOFR30A	2.000%	3/17/28	6,703,110
15,135	ClubCorp Holdings, Inc., Term Loan B2	10.596%	SOFR90A	5.000%	9/18/26	15,252,839
15,236	Fertitta Entertainment, LLC, Term Loan B	9.079%	SOFR30A	3.750%	1/29/29	15,290,272
2,883	Fleet Midco I Limited, Term Loan B	8.338%	6-Month LIBOR	3.250%	2/10/31	2,889,982
24,004	Flutter Entertainment PLC, Term Loan B	7.585%	SOFR90A	2.250%	11/29/30	24,069,427
7,472	Formula One Holdings Limited, Term Loan B	7.585%	SOFR90A	2.250%	1/15/30	7,514,030
4,205	GBT US III LLC ,Term Loan , (WI/ DD)	TBD	TBD	TBD	TBD	4,212,884
1,930	GT Polaris, Inc., Term Loan	9.264%	SOFR90A	3.750%	9/24/27	1,931,166
5,807	GVC Holdings (Gibraltar) Limited, Term Loan B	8.014%	SOFR180A	2.750%	10/31/29	5,824,084
10,242	Hilton Domestic Operating Company, Inc., Term Loan B4	7.100%	SOFR30A	1.750%	11/08/30	10,276,013
5,106	Hilton Grand Vacations Borrower LLC, Term Loan B	7.844%	1-Month LIBOR	2.500%	8/02/28	5,117,598
2,085	Hilton Grand Vacations Borrower LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	1/17/31	2,089,622
15,349	IRB Holding Corp, Term Loan B	8.099%	1-Month LIBOR	2.750%	12/15/27	15,375,659
4,609	Life Time Fitness Inc , Term Loan, First Lien	9.591%	3-Month LIBOR	4.000%	1/15/26	4,637,984
10,818	Light and Wonder International, Inc., Term Loan B2	7.585%	SOFR90A	2.250%	4/16/29	10,905,954
800	Marriott Ownership Resorts, Inc., Term Loan B	7.594%	1-Month LIBOR	2.250%	4/01/31	805,000
13,625	Motion Finco Sarl, Term Loan B , (DD1)	8.835%	SOFR90A	3.500%	11/30/29	13,682,931
3,023	PCI Gaming Authority, Term Loan	7.349%	SOFR30A	2.000%	6/06/31	3,021,601
2,553	Penn National Gaming, Inc., Term Loan B	8.194%	1-Month LIBOR	2.750%	4/20/29	2,566,502
5,025	PG Investment Company 59 S.a r.l., Term Loan B	8.835%	SOFR90A	3.500%	3/24/31	5,065,828
7,312	Scientific Games Holdings LP, Term Loan B , (DD1)	8.318%	SOFR90A	3.000%	4/04/29	7,309,393
5,714	SeaWorld Parks & Entertainment, Inc., Term Loan B	7.844%	1-Month LIBOR	2.500%	8/25/28	5,724,812
8,023	Spin Holdco Inc., Term Loan	9.600%	SOFR90A	4.000%	3/06/28	6,636,484
2,584	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	8.208%	SOFR30A	2.750%	5/16/25	2,590,651
	TOTAL CONSUMER SERVICES					243,453,381

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.6% (0.4% of Total Investments)
$ 2,283		Cardenas Markets, Inc., Term Loan	12.185%	SOFR90A	6.750%	8/01/29	$2,293,959
4,435		US Foods, Inc., Term Loan B	7.458%	1-Month LIBOR	2.000%	9/14/26	4,454,619
368		US Foods, Inc., Term Loan B	7.344%	1-Month LIBOR	2.000%	11/22/28	370,306
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL					7,118,884

		ENERGY - 3.4% (2.1% of Total Investments)
2,925		BCP Renaissance Parent LLC, Term Loan B	8.597%	TSFR3M	3.250%	10/31/28	2,941,225
2,270		EG America LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	2,270,000
12,167		Freeport LNG Investments, LLLP, Term Loan A , (DD1)	8.544%	TSFR3M	3.000%	11/16/26	12,131,388
6,325		Freeport LNG Investments, LLLP, Term Loan B , (DD1)	9.044%	SOFR90A	3.500%	12/21/28	6,306,833
4,315		Gulf Finance, LLC, Term Loan	11.700%	SOFR30A + 1-Month LIBOR	6.250%	8/25/26	4,336,466
4,340		Oryx Midstream Services Permian Basin LLC, Term Loan B	8.441%	1-Month LIBOR	3.000%	10/05/28	4,361,572
3,998		TransMontaigne Operating Company L.P., Term Loan B	8.958%	1-Month LIBOR + 3-Month LIBOR	3.500%	11/05/28	4,022,185
4,834		Traverse Midstream Partners LLC, Term Loan	8.752%	3-Month LIBOR	3.500%	2/16/28	4,859,826
1,704		Whitewater Whistler Holdings, LLC, Term Loan B	7.625%	SOFR90A	2.250%	2/15/30	1,710,465
		TOTAL ENERGY					42,939,960

		FINANCIAL SERVICES - 1.4% (0.9% of Total Investments)
258		Advisor Group, Inc., Term Loan	9.344%	1-Month LIBOR	4.000%	8/16/28	254,857
2,194		Aragorn Parent Corporation, Term Loan	9.595%	TSFR1M	4.250%	12/15/28	2,210,891
6,286		Avolon TLB Borrower 1 (US) LLC, Term Loan B4	6.945%	TSFR1M	1.500%	2/12/27	6,293,128
4,527	(e)	Ditech Holding Corporation, Term Loan	0.000%	N/A	N/A	6/30/24	141,469
1,815		Forward Air Corporation, Term Loan B	9.752%	SOFR90A	4.500%	12/19/30	1,675,381
500		Kestra Advisor Services Holdings A, Inc., Term Loan ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	502,500
3,103		NCR Atleos LLC, Term Loan B	10.133%	SOFR90A + 1-Month LIBOR	4.750%	3/27/29	3,152,247
3,774		WEX Inc., Term Loan B	7.344%	1-Month LIBOR	2.000%	4/03/28	3,792,877
		TOTAL FINANCIAL SERVICES					18,023,350

		FOOD, BEVERAGE & TOBACCO - 3.4% (2.1% of Total Investments)
298		8th Avenue Food & Provisions, Inc., Term Loan	10.208%	SOFR30A	4.750%	10/01/25	282,075
4,375		8th Avenue Food & Provisions, Inc., Term Loan, First Lien , (DD1)	9.208%	1-Month LIBOR	3.750%	10/01/25	4,147,455
2,044		Arterra Wines Canada, Inc., Term Loan	9.096%	SOFR90A	3.500%	11/26/27	1,960,746
4,262		CHG PPC Parent LLC, Term Loan	8.458%	1-Month LIBOR	3.000%	12/08/28	4,275,847
918		City Brewing Company, LLC, First Lien	8.826%	TSFR1M	3.500%	4/14/28	724,924
3,300		City Brewing Company, LLC, Term Loan	9.063%	TSFR3M	3.500%	4/14/28	2,953,520
1,261		City Brewing Company, LLC, Term Loan	11.551%	TSFR3M	6.250%	4/05/28	1,267,394

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	FOOD, BEVERAGE & TOBACCO (continued)
$5,125	Fiesta Purchaser, Inc., Term Loan B	9.344%	1-Month LIBOR	4.000%	2/12/31	$5,163,156
2,179	Froneri International Ltd., Term Loan	7.694%	1-Month LIBOR	2.250%	2/01/27	2,185,066
6,343	Pegasus BidCo BV, Term Loan	9.072%	SOFR90A	3.750%	7/12/29	6,372,176
2,601	Sycamore Buyer LLC, Term Loan B	7.714%	SOFR30A	2.250%	7/23/29	2,606,315
7,469	Triton Water Holdings, Inc, Term Loan	8.846%	SOFR90A	3.250%	3/31/28	7,500,065
1,055	Triton Water Holdings, Inc, Term Loan B	9.335%	SOFR90A	4.000%	3/31/28	1,061,687
2,083	UTZ Quality Foods, LLC, Term Loan B	8.094%	SOFR30A	2.750%	1/20/28	2,092,777
	TOTAL FOOD, BEVERAGE & TOBACCO					42,593,203

	HEALTH CARE EQUIPMENT & SERVICES - 13.8% (8.5% of Total Investments)
3,930	ADMI Corp., Term Loan B5	11.094%	SOFR30A	5.750%	12/23/27	3,956,445
6,263	AHP Health Partners, Inc., Term Loan B	8.708%	SOFR30A	3.250%	8/24/28	6,296,076
22,666	Bausch & Lomb, Inc., Term Loan	8.695%	1-Month LIBOR	3.250%	5/05/27	22,297,610
1,315	Concentra Health Services Inc, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,319,931
1,608	Element Materials Technology Group US Holdings Inc., Term Loan	9.685%	SOFR90A	4.250%	4/12/29	1,618,083
742	Element Materials Technology Group US Holdings Inc., Term Loan	9.685%	SOFR90A	4.250%	4/12/29	746,808
10,910	Global Medical Response, Inc, Term Loan	10.847%	SOFR90A	5.500%	10/02/28	10,670,088
2,770	ICON Luxembourg S.A.R.L., Term Loan B	7.335%	SOFR90A	2.000%	7/03/28	2,790,488
1,213	Insulet Corporation, Term Loan B	8.344%	SOFR30A	3.000%	5/04/28	1,216,138
31,138	Medline Borrower, LP, Term Loan B	8.097%	SOFR30A	2.750%	10/23/28	31,270,066
10,235	National Mentor Holdings, Inc., Term Loan	9.194%	1-Month LIBOR	3.750%	3/02/28	9,669,347
248	National Mentor Holdings, Inc., Term Loan C , (DD1)	9.185%	SOFR90A	3.750%	3/02/28	234,382
4,777	Onex TSG Intermediate Corp., Term Loan B	10.346%	SOFR90A	4.750%	2/28/28	4,776,653
1,247	Pacific Dental Services, LLC, Term Loan B , (DD1)	8.585%	TSFR1M	3.250%	3/17/31	1,253,664
1,996	Packaging Coordinators Midco, Inc., Term Loan B	8.585%	SOFR90A	3.250%	11/30/27	2,006,125
21,051	Parexel International Corporation, Term Loan, First Lien	8.344%	CME Term SOFR 1 Month	325.000%	11/15/28	20,342,031
13,721	Phoenix Guarantor Inc, Term Loan	8.594%	1-Month LIBOR	3.250%	2/21/31	13,741,889
690	PRA Health Sciences, Inc., Term Loan B	7.335%	SOFR90A	2.000%	7/03/28	695,094
1,990	Resonetics, LLC, Term Loan	9.084%	SOFR30A	3.750%	6/06/31	2,001,661
2,055	Select Medical Corporation, Term Loan B1	8.344%	1-Month LIBOR	3.000%	3/05/27	2,057,836
7,754	Star Parent, Inc., Term Loan B	9.085%	SOFR90A	3.750%	9/30/30	7,775,588
17,519	Surgery Center Holdings, Inc, Term Loan B	8.095%	TSFR1M	2.750%	12/19/30	17,588,754

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		HEALTH CARE EQUIPMENT & SERVICES (continued)
$ 4,394		Team Health Holdings, Inc., Term Loan B	10.548%	1-Month LIBOR + 3-Month LIBOR	5.250%	3/02/27	$4,135,943
2,331		US Radiology Specialists, Inc., Term Loan B	10.036%	TSFR3M	4.750%	5/10/28	2,337,508
343	(f)	Vyaire Medical, Inc., Term Loan	6.301%	SOFR90A	1.000%	6/14/25	343,352
1,025	(f)	Vyaire Medical, Inc., Term Loan	6.338%	SOFR90A	1.000%	6/14/25	620,272
1,403	(e),(f)	Vyaire Medical, Inc., Term Loan B	11.135%	Prime	4.250%	4/16/25	140
		TOTAL HEALTH CARE EQUIPMENT & SERVICES					171,761,972

		HOUSEHOLD & PERSONAL PRODUCTS - 0.5% (0.3% of Total Investments)
6,866		Kronos Acquisition Holdings Inc., Term Loan	9.314%	SOFR90A	4.000%	6/27/31	6,776,605
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS					6,776,605

		INSURANCE - 10.5% (6.5% of Total Investments)
10,288		Acrisure, LLC, Term Loan B6	8.594%	SOFR90A	3.250%	11/06/30	10,290,610
9,874		Alliant Holdings Intermediate, LLC, Term Loan B6 , (DD1)	8.835%	TSFR1M	3.500%	11/06/30	9,926,910
1,843		AmWINS Group, Inc., Term Loan B	7.708%	1-Month LIBOR	2.250%	2/22/28	1,848,501
7,207		AssuredPartners, Inc., Term Loan B5	8.844%	1-Month LIBOR	3.500%	2/14/31	7,233,017
255		Asurion LLC, Term Loan B11	9.694%	SOFR30A	4.250%	8/21/28	254,468
19,666		Asurion LLC, Term Loan B8	8.708%	1-Month LIBOR	3.250%	12/23/26	19,621,152
2,891		Asurion LLC, Term Loan B9	8.708%	1-Month LIBOR	3.250%	7/30/27	2,869,191
17,831		Broadstreet Partners, Inc, Term Loan B4 , (DD1)	8.584%	SOFR90A	3.250%	5/12/31	17,884,455
19,147		HUB International Limited, Term Loan B	8.549%	SOFR90A + TSFR3M + 3-Month LIBOR	3.250%	6/20/30	19,192,076
1,588		Ryan Specialty Group, LLC, Term Loan	8.094%	1-Month LIBOR	2.750%	9/01/27	1,596,066
6,000		Sedgwick Claims Management Services Inc, Term Loan , (WI/ DD)	TBD	TBD	TBD	TBD	6,017,910
17,305		Truist Insurance Holdings LLC, First Lien, Term Loan	8.585%	SOFR90A	3.250%	3/22/31	17,380,709
10,918		USI, Inc., Term Loan	8.085%	SOFR90A	2.750%	11/23/29	10,951,029
5,235		USI, Inc., Term Loan	8.085%	SOFR90A	2.750%	9/27/30	5,250,006
		TOTAL INSURANCE					130,316,100

		MATERIALS - 8.7% (5.3% of Total Investments)
2,713		Arsenal AIC Parent LLC, Term Loan B	9.094%	1-Month LIBOR	3.750%	8/19/30	2,727,660
746		Ascend Performance Materials Operations LLC, Term Loan B	10.074%	SOFR90A	4.750%	8/27/26	749,193
1,927		ASP Unifrax Holdings Inc, Term Loan B	9.235%	SOFR90A	3.750%	12/12/25	1,875,584
4,010		Axalta Coating Systems U.S. Holdings, Inc., Term Loan B6	7.335%	SOFR90A	2.000%	12/20/29	4,030,174
1,945		Berlin Packaging LLC, Term Loan B , (DD1)	9.091%	TSFR3M	3.750%	5/12/31	1,955,422
3,595		Charter NEX US, Inc., Term Loan B	8.597%	TSFR1M	3.250%	12/01/27	3,615,222
9,378		Clydesdale Acquisition Holdings Inc, Term Loan B	9.119%	SOFR30A	3.675%	4/13/29	9,397,159
5,328		CPC Acquisition Corp, Term Loan	9.346%	SOFR90A	3.750%	12/29/27	4,409,879
3,791		Derby Buyer LLC, Term Loan B	8.843%	TSFR1M	3.500%	11/01/30	3,806,496

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	MATERIALS (continued)
$ 9,078	Discovery Purchaser Corporation, Term Loan , (DD1)	9.693%	SOFR90A	4.375%	8/03/29	$9,077,798
989	ECO Services Operations Corp, Term Loan B	7.502%	3-Month LIBOR	2.250%	6/12/31	991,854
1,485	INEOS Quattro Holdings UK Ltd, Term Loan	9.194%	1-Month LIBOR	3.750%	3/03/30	1,485,616
4,500	INEOS Quattro Holdings UK Ltd, Term Loan B, First Lien	9.694%	1-Month LIBOR	4.250%	3/29/29	4,505,137
2,000	Ineos US Finance LLC, Term Loan B	9.094%	1-Month LIBOR	3.750%	1/31/31	2,007,250
5,193	Ineos US Finance LLC, Term Loan B	8.594%	1-Month LIBOR	3.250%	2/09/30	5,178,476
4,353	Klockner-Pentaplast of America, Inc., Term Loan B , (DD1)	10.267%	SOFR180A	4.725%	2/09/26	4,105,619
4,682	Lonza Group AG, Term Loan B	9.360%	SOFR90A	3.925%	7/03/28	4,551,600
645	Nouryon Finance B.V., Term Loan B	8.821%	3-Month LIBOR	3.500%	4/03/28	649,564
8,223	Nouryon Finance B.V., Term Loan B	8.826%	TSFR3M	3.500%	4/03/28	8,281,289
3,266	Proampac PG Borrower LLC, Term Loan	9.312%	SOFR90A + TSFR3M	4.000%	9/15/28	3,281,432
7,055	Reynolds Group Holdings Inc. , Term Loan B3	7.849%	SOFR30A	2.500%	9/25/28	7,077,562
3,915	SupplyOne, Inc, Term Loan B	9.594%	SOFR30A	4.250%	4/21/31	3,941,282
8,618	TricorBraun Holdings, Inc., Term Loan	8.708%	1-Month LIBOR	3.250%	3/03/28	8,603,069
4,239	Tronox Finance LLC, Term Loan B	8.094%	SOFR30A	2.750%	4/04/29	4,257,729
6,282	Viant Medical Holdings, Inc., Term Loan, First Lien	9.208%	SOFR30A	3.750%	7/02/25	6,249,765
871	W.R. Grace & Co.-Conn., Term Loan B	8.594%	SOFR30A	3.250%	9/22/28	876,303
	TOTAL MATERIALS					107,688,134

	MEDIA & ENTERTAINMENT - 6.0% (3.7% of Total Investments)
4,038	Advantage Sales & Marketing, Inc., Term Loan , (DD1)	9.833%	SOFR90A	4.250%	10/28/27	3,894,515
1	Altice Financing SA, Term Loan	10.301%	TSFR3M	5.000%	10/29/27	873
1,547	AMC Entertainment Holdings, INC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,529,596
4,124	AMC Entertainment Holdings, Inc. , Term Loan B	8.335%	TSFR1M	3.000%	4/22/26	4,082,407
2,910	Cable One, Inc., Term Loan B4	7.458%	1-Month LIBOR	2.000%	5/03/28	2,868,765
3,258	Cengage Learning, Inc., Term Loan B	9.538%	SOFR180A	4.250%	3/24/31	3,276,160
1,152	Checkout Holding Corp., Term Loan	14.824%	TSFR3M	9.500%	5/24/30	247,726
4,205	Cinemark USA, Inc., Term Loan B	8.591%	SOFR30A + SOFR90A	3.250%	5/24/30	4,240,102
9,291	Clear Channel Outdoor Holdings, Inc., Term Loan	9.458%	SOFR30A	4.000%	8/23/28	9,337,507
11,243	Crown Finance US, Inc., Term Loan , (cash 6.958%, PIK 7.000%)	6.979%	SOFR30A + 1-Month LIBOR	4.250%	7/31/28	11,420,941
5,588	DirecTV Financing, LLC, Term Loan	10.458%	SOFR30A	5.000%	8/02/27	5,624,339
3,819	Dotdash Meredith Inc, Term Loan B	9.443%	SOFR30A	4.000%	12/01/28	3,825,302
1,292	Lions Gate Capital Holdings LLC, Term Loan B	7.694%	1-Month LIBOR	2.250%	3/24/25	1,292,063

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	MEDIA & ENTERTAINMENT (continued)
$ 7,282	McGraw-Hill Global Education Holdings, LLC, Term Loan	10.346%	SOFR90A	4.750%	7/31/28	$7,305,546
1,191	Mission Broadcasting, Inc., Term Loan B	7.958%	SOFR30A	2.500%	6/02/28	1,185,204
1,630	Nexstar Broadcasting, Inc., Term Loan B4	7.958%	1-Month LIBOR	2.500%	9/18/26	1,637,560
1,596	Red Ventures, LLC, Term Loan B	8.344%	SOFR30A	3.000%	2/23/30	1,578,723
858	Simon & Schuster Inc, Term Loan B	9.255%	TSFR3M	4.000%	10/30/30	863,349
4,221	UPC Financing Partnership, Term Loan AX	8.443%	SOFR30A	3.000%	1/31/29	4,209,245
3,700	Virgin Media Bristol LLC, Term Loan Q	8.693%	SOFR30A	3.250%	1/31/29	3,561,676
687	Virgin Media Bristol LLC, Term Loan Y	8.656%	SOFR180A	3.250%	3/06/31	657,579
1,955	Wood Mackenzie Limited, Term Loan B	8.823%	SOFR90A	3.500%	2/10/31	1,966,486
	TOTAL MEDIA & ENTERTAINMENT					74,605,664

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7% (1.7% of Total Investments)
3,341	Amneal Pharmaceuticals LLC, Term Loan B	10.844%	1-Month LIBOR	5.500%	5/04/28	3,377,356
1,587	Curia Global, Inc., Term Loan	9.148%	SOFR30A + SOFR90A	3.750%	8/28/26	1,508,025
1,961	Elanco Animal Health Incorporated, Term Loan B	7.193%	1-Month LIBOR	1.750%	8/02/27	1,960,729
20,169	Jazz Financing Lux S.a.r.l., Term Loan B	7.594%	SOFR30A	2.250%	5/05/28	20,227,019
4,578	Organon & Co, Term Loan B	7.835%	SOFR30A	2.500%	5/14/31	4,603,492
2,265	Perrigo Investments, LLC, Term Loan B	7.694%	SOFR30A	2.250%	4/05/29	2,273,155
	TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES					33,949,776

	REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7% (0.4% of Total Investments)
3,865	Cushman & Wakefield U.S. Borrower, LLC, Term Loan	9.094%	1-Month LIBOR	3.750%	1/31/30	3,884,639
4,420	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	8.344%	1-Month LIBOR	3.000%	1/31/30	4,431,260
159	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	8.208%	1-Month LIBOR	2.750%	8/21/25	159,003
	TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT					8,474,902

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
49	Bright Bidco B.V., Term Loan , (cash 6.330%, PIK 8.000%)	7.126%	SOFR90A + 3-Month LIBOR	4.500%	10/31/27	15,723
	TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT					15,723

	SOFTWARE & SERVICES - 23.9% (14.8% of Total Investments)
3,991	Ahead DB Holdings, LLC, Term Loan B	9.085%	SOFR90A	3.750%	10/18/27	4,006,230
1,432	Apttus Corporation, Term Loan	9.458%	SOFR30A	4.000%	5/08/28	1,438,362
11,810	Avaya, Inc., Term Loan	6.422%	SOFR30A + 1-Month LIBOR	7.250%	8/01/28	10,711,608
16,458	Banff Merger Sub Inc, Term Loan	9.597%	SOFR30A	4.250%	12/29/28	16,406,869
6,089	Camelot U.S. Acquisition LLC, Term Loan B	8.094%	1-Month LIBOR	2.750%	1/31/31	6,102,050
854	CCC Intelligent Solutions Inc., Term Loan B	7.708%	SOFR30A	2.250%	9/21/28	856,829
10,761	Cotiviti Corporation, Term Loan	8.593%	TSFR1M	3.250%	4/30/31	10,811,499

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	SOFTWARE & SERVICES (continued)
$ 4,625	Drake Software, LLC, Term Loan B	9.595%	SOFR90A	4.250%	6/05/31	$4,532,500
3,877	DTI Holdco, Inc., Term Loan	10.094%	SOFR30A	4.750%	4/21/29	3,896,563
16,696	Epicor Software Corporation, Term Loan	8.594%	SOFR30A	3.250%	5/23/31	16,828,206
4,000	Fortress Intermediate 3, Inc, Term Loan B	9.097%	1-Month LIBOR	3.750%	5/08/31	4,007,500
9,482	Gen Digital Inc., Term Loan B	7.094%	1-Month LIBOR	1.750%	9/12/29	9,485,732
11,622	Genesys Cloud Services Holdings II LLC, First Lien, Term Loan B	8.844%	1-Month LIBOR	3.500%	12/01/27	11,702,604
796	Genesys Cloud Services Holdings II LLC, Term Loan B	9.208%	1-Month LIBOR	3.750%	12/01/27	802,300
12,561	Informatica LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	10/30/28	12,622,109
2,726	Instructure Holdings, Inc., Term Loan B	8.354%	SOFR90A	2.750%	10/30/28	2,737,137
4,800	Leia Finco US LLC ,Term Loan	0.000%	CME Term SOFR 1 Month	325.000%	7/02/31	4,747,512
3,187	Marcel LUX IV SARL, Term Loan B5	9.310%	SOFR30A	4.000%	10/07/30	3,212,923
10,619	McAfee, LLC, Term Loan B	8.593%	TSFR1M	3.250%	3/01/29	10,619,686
10,472	Mitchell International, Inc., Term Loan , (DD1)	8.594%	1-Month LIBOR	3.250%	6/06/31	10,376,443
11,640	Open Text Corporation, Term Loan B	7.594%	1-Month LIBOR	2.250%	1/31/30	11,715,595
7,337	Peraton Corp., Term Loan B	9.194%	1-Month LIBOR	3.750%	2/01/28	7,349,744
2,540	Perforce Software, Inc., Term Loan	10.094%	SOFR30A	4.750%	3/24/31	2,543,569
5,228	Perforce Software, Inc., Term Loan B	9.194%	SOFR30A	3.750%	7/01/26	5,218,734
6,169	Press Ganey Holdings, Inc., Term Loan B	8.844%	1-Month LIBOR	3.500%	4/24/31	6,169,648
2,101	Project Ruby Ultimate Parent Corp., Term Loan	8.708%	1-Month LIBOR	3.250%	3/10/28	2,109,015
4,758	Proofpoint, Inc., Term Loan	8.344%	1-Month LIBOR	3.000%	8/31/28	4,779,063
4,526	Quartz Acquireco LLC, Term Loan B	8.085%	SOFR90A	2.750%	6/28/30	4,555,512
12,735	Rackspace Technology Global, Inc., Term Loan, First Lien	8.197%	1-Month LIBOR	2.750%	5/15/28	5,776,179
7,221	Rackspace Technology Global, Inc., Term Loan, First Lien	11.697%	SOFR30A	6.250%	5/15/28	7,341,958
6,942	Rocket Software, Inc., Term Loan B	10.094%	SOFR30A	4.750%	11/28/28	6,976,785
1,987	Sedgwick Claims Management Services, Inc., Term Loan B	9.094%	1-Month LIBOR	3.750%	2/24/28	1,993,357
8,218	Sophia, L.P., Term Loan B , (DD1)	8.944%	1-Month LIBOR	3.500%	10/29/29	8,289,558
4,997	SS&C Technologies Inc., Term Loan B8	7.344%	1-Month LIBOR	2.000%	5/09/31	5,021,621
10,900	Syniverse Holdings, Inc., Term Loan	12.335%	SOFR90A	7.000%	5/10/29	10,702,054
4,386	Tempo Acquisition LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	8/31/28	4,406,156
22,207	Ultimate Software Group Inc (The), Term Loan B	8.555%	SOFR90A	3.250%	2/10/31	22,299,342
4,190	Vision Solutions, Inc., Term Loan	9.514%	SOFR90A	4.250%	4/24/28	4,067,939
2,730	VS Buyer, LLC, Term Loan B	8.579%	TSFR1M	3.250%	4/14/31	2,744,510
4,547	West Corporation, Term Loan B3	9.252%	SOFR90A	4.000%	4/12/27	4,418,114
1,887	World Wide Technology Holding Co. LLC, Term Loan	8.185%	SOFR30A	2.750%	3/01/30	1,894,156
14,109	Zelis Payments Buyer, Inc., Term Loan B	8.094%	SOFR30A	2.750%	9/28/29	14,146,098

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		SOFTWARE & SERVICES (continued)
$ 7,206		ZoomInfo LLC, Term Loan B	7.094%	SOFR30A	1.750%	2/28/30	$7,222,112
		TOTAL SOFTWARE & SERVICES					297,645,481

		TECHNOLOGY HARDWARE & EQUIPMENT - 2.6% (1.6% of Total Investments)
10,214		CommScope, Inc., Term Loan B , (DD1)	8.708%	1-Month LIBOR	3.250%	4/06/26	9,591,799
12,134		Delta TopCo, Inc., Term Loan	8.846%	TSFR3M	3.500%	12/03/29	12,158,888
3,832		II-VI Incorporated, Term Loan B	7.844%	SOFR30A	2.500%	7/02/29	3,848,577
4,114		Ingram Micro Inc., Term Loan	8.596%	SOFR90A	3.000%	7/03/28	4,143,900
4,061		MLN US HoldCo LLC, Term Loan	12.079%	SOFR90A	6.700%	10/18/27	764,800
6,990		MLN US HoldCo LLC, Term Loan, First Lien	9.947%	SOFR90A	4.500%	12/01/25	559,214
2,410		Riverbed Technology, Inc., Term Loan	4.917%	SOFR90A + 3-Month LIBOR	2.250%	7/03/28	1,512,319
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT					32,579,497

		TELECOMMUNICATION SERVICES - 4.5% (2.7% of Total Investments)
4,429		Altice France S.A., Term Loan B12	9.250%	3-Month LIBOR	3.688%	2/02/26	3,698,952
12,643		Altice France S.A., Term Loan B13	9.584%	3-Month LIBOR	4.000%	8/14/26	10,250,802
7,072		Cincinnati Bell, Inc., Term Loan B2 , (DD1)	8.694%	1-Month LIBOR	3.250%	11/24/28	7,067,414
876	(e)	Cyxtera DC Holdings, Inc., Term Loan B	0.000%	N/A	N/A	5/01/25	4,818
10,058		Level 3 Financing Inc., Term Loan B1 , (DD1)	11.910%	SOFR30A	6.560%	4/16/29	9,992,918
7,814		Level 3 Financing Inc., Term Loan B2 , (DD1)	11.910%	SOFR30A	6.560%	4/15/30	7,736,268
860		Virgin Media Bristol LLC, Term Loan N	7.943%	1-Month LIBOR	2.500%	1/31/28	830,321
4,263		Zayo Group Holdings, Inc., Term Loan , (DD1)	8.458%	SOFR30A	3.000%	3/09/27	3,821,460
12,234		Ziggo Financing Partnership, Term Loan I	7.943%	SOFR30A	2.500%	4/28/28	12,051,983
		TOTAL TELECOMMUNICATION SERVICES					55,454,936

		TRANSPORTATION - 4.0% (2.5% of Total Investments)
4,971		AAdvantage Loyalty IP Ltd., Term Loan	10.294%	3-Month LIBOR	4.750%	4/20/28	5,149,403
514		Air Canada, Term Loan B	7.847%	SOFR90A	2.500%	3/21/31	516,042
905		American Airlines, Inc., Term Loan, First Lien	7.074%	SOFR90A	1.750%	1/29/27	904,116
6,368		Brown Group Holding, LLC, Term Loan B	8.084%	SOFR30A + SOFR90A	2.750%	7/01/31	6,376,292
3,335		Brown Group Holding, LLC, Term Loan B2	8.791%	SOFR30A + SOFR90A	3.500%	7/01/31	3,337,981
2,387		First Student Bidco Inc, Term Loan B	8.596%	SOFR90A	3.000%	7/21/28	2,395,708
728		First Student Bidco Inc, Term Loan C	8.596%	SOFR90A	3.000%	7/21/28	730,632
2,779		KKR Apple Bidco, LLC, Term Loan	8.208%	1-Month LIBOR	2.750%	9/25/28	2,786,128
871		KKR Apple Bidco, LLC, Term Loan	8.844%	1-Month LIBOR	3.500%	9/23/28	873,679
1,132		PODS, LLC, Term Loan B	8.514%	3-Month LIBOR	3.000%	3/31/28	1,065,087
5,727		SkyMiles IP Ltd., Term Loan B	9.032%	3-Month LIBOR	3.750%	10/20/27	5,865,808
12,949		Uber Technologies, Inc., Term Loan B	8.089%	TSFR3M	2.750%	3/04/30	13,031,494

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		TRANSPORTATION (continued)
$ 6,534		United Airlines, Inc., Term Loan B	8.033%	3-Month LIBOR	2.750%	2/24/31	$6,567,469
		TOTAL TRANSPORTATION					49,599,839

		UTILITIES - 2.0% (1.2% of Total Investments)
2,626		ExGen Renewables IV, LLC, Term Loan	8.109%	3-Month LIBOR	2.500%	12/15/27	2,633,815
1,960		Pacific Gas & Electric Company, Term Loan	7.844%	SOFR30A	3.000%	6/23/27	1,972,250
10,376		Talen Energy Supply, LLC, Term Loan B	8.827%	SOFR90A	3.500%	5/17/30	10,510,119
8,493		Talen Energy Supply, LLC, Term Loan C	8.827%	SOFR90A	3.500%	5/17/30	8,602,849
1,396		Vistra Zero Operating Company, LLC, Term Loan B	8.097%	TSFR1M	2.750%	4/30/31	1,406,450
		TOTAL UTILITIES					25,125,483
		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (cost $1,711,700,195)					1,705,149,914

Principal Amount (000)		Description (a)			Coupon	Maturity	Value
		CORPORATE BONDS - 14.8% (9.1% of Total Investments)

		CAPITAL GOODS - 0.3% (0.2% of Total Investments)
$ 4,537		TransDigm Inc			4.625%	1/15/29	$4,290,630
		TOTAL CAPITAL GOODS					4,290,630

		COMMERCIAL & PROFESSIONAL SERVICES - 1.3% (0.8% of Total Investments)
3,000	(g)	Boost Newco Borrower LLC			7.500%	1/15/31	3,159,819
4,650	(g)	Prime Security Services Borrower LLC / Prime Finance Inc			6.250%	1/15/28	4,634,714
4,750	(g)	Prime Security Services Borrower LLC / Prime Finance Inc			3.375%	8/31/27	4,432,583
3,431	(g)	Prime Security Services Borrower LLC / Prime Finance Inc			5.750%	4/15/26	3,428,334
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES					15,655,450

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.4% (0.3% of Total Investments)
6,055	(g)	Michaels Cos Inc/The			7.875%	5/01/29	3,480,338
1,812	(g)	PetSmart Inc / PetSmart Finance Corp			4.750%	2/15/28	1,702,435
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL					5,182,773

		CONSUMER SERVICES - 1.3% (0.8% of Total Investments)
10,261	(g)	1011778 BC ULC / New Red Finance Inc			4.000%	10/15/30	9,152,551
1,807	(g)	1011778 BC ULC / New Red Finance Inc			3.500%	2/15/29	1,656,005
2,955	(g)	Carnival Holdings Bermuda Ltd			10.375%	5/01/28	3,194,477
1,799	(g)	Life Time Inc			5.750%	1/15/26	1,792,150
		TOTAL CONSUMER SERVICES					15,795,183

		ENERGY - 1.6% (1.0% of Total Investments)
539	(g)	Borr IHC Ltd / Borr Finance LLC			10.000%	11/15/28	564,971
3,500	(g)	Citgo Petroleum Corp			7.000%	6/15/25	3,497,745
1,799	(g)	Hilcorp Energy I LP / Hilcorp Finance Co			6.250%	11/01/28	1,798,540
1,799	(g)	MEG Energy Corp			5.875%	2/01/29	1,776,581
6,000		PBF Holding Co LLC / PBF Finance Corp			6.000%	2/15/28	5,885,547
1,335	(g)	Talos Production Inc			9.375%	2/01/31	1,414,899
4,750	(g)	Weatherford International Ltd			8.625%	4/30/30	4,944,390
		TOTAL ENERGY					19,882,673

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5% (0.3% of Total Investments)
$ 9,750		American Tower Corp	2.950%	1/15/51	$6,293,368
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			6,293,368

		HEALTH CARE EQUIPMENT & SERVICES - 1.5% (1.0% of Total Investments)
3,025	(g)	Mozart Debt Merger Sub Inc	3.875%	4/01/29	2,822,975
4,660	(g)	Select Medical Corp	6.250%	8/15/26	4,696,410
7,218	(g)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	13.500%	6/30/28	8,048,441
3,765		Tenet Healthcare Corp	6.125%	10/01/28	3,774,422
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			19,342,248

		INSURANCE - 0.2% (0.1% of Total Investments)
1,825	(g)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	4/15/28	1,834,037
935	(g)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	889,792
		TOTAL INSURANCE			2,723,829

		MATERIALS - 0.4% (0.2% of Total Investments)
1,000		Ball Corp	6.000%	6/15/29	1,009,728
1,280	(g)	LABL Inc	9.500%	11/01/28	1,293,111
1,810	(g)	Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC	4.375%	9/30/28	1,699,139
1,135	(g)	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc	5.375%	9/01/25	947,732
		TOTAL MATERIALS			4,949,710

		MEDIA & ENTERTAINMENT - 2.2% (1.3% of Total Investments)
13,000		Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/01/42	8,910,212
2,520		iHeartCommunications Inc	6.375%	5/01/26	2,130,052
4,132	(g)	McGraw-Hill Education Inc	5.750%	8/01/28	3,979,695
8,994	(g)	VZ Secured Financing BV	5.000%	1/15/32	7,881,271
4,195	(g)	Ziggo Bond Co BV	6.000%	1/15/27	4,171,399
		TOTAL MEDIA & ENTERTAINMENT			27,072,629

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2% (0.1% of Total Investments)
2,650	(g)	Organon & Co / Organon Foreign Debt Co-Issuer BV	5.125%	4/30/31	2,438,786
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			2,438,786

		SOFTWARE & SERVICES - 0.3% (0.2% of Total Investments)
1,000	(g)	Open Text Holdings Inc	4.125%	12/01/31	890,267
5,519	(g)	Rackspace Finance LLC	3.500%	5/15/28	2,390,030
		TOTAL SOFTWARE & SERVICES			3,280,297

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.3% (0.2% of Total Investments)
3,025	(g)	CommScope LLC	4.750%	9/01/29	2,193,125
2,000	(g)	CommScope LLC	6.000%	3/01/26	1,877,358
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			4,070,483

		TELECOMMUNICATION SERVICES - 3.1% (1.9% of Total Investments)
9,216	(g)	Frontier Communications Holdings LLC	5.875%	10/15/27	9,125,307
3,022	(g)	Frontier Communications Holdings LLC	6.000%	1/15/30	2,723,550
2,250		Frontier Communications Holdings LLC	5.875%	11/01/29	2,024,996
2,000	(g)	Frontier Communications Holdings LLC	5.000%	5/01/28	1,926,123
3,990	(g)	Level 3 Financing Inc	10.500%	5/15/30	4,077,780
2,000	(g)	Level 3 Financing Inc	10.500%	4/15/29	2,050,000
8,160	(g)	Vmed O2 UK Financing I PLC	4.750%	7/15/31	7,005,647
7,820	(g)	Vmed O2 UK Financing I PLC	4.250%	1/31/31	6,621,117

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		TELECOMMUNICATION SERVICES (continued)
$ 3,000	(g)	Zayo Group Holdings Inc	4.000%	3/01/27	$2,551,101
		TOTAL TELECOMMUNICATION SERVICES			38,105,621

		TRANSPORTATION - 0.4% (0.2% of Total Investments)
3,025		Delta Air Lines Inc	3.750%	10/28/29	2,805,899
2,377	(g)	United Airlines Inc	4.625%	4/15/29	2,246,357
		TOTAL TRANSPORTATION			5,052,256

		UTILITIES - 0.8% (0.5% of Total Investments)
3,060		Pacific Gas and Electric Co	4.550%	7/01/30	2,961,328
0	(h)	Pacific Gas and Electric Co	4.500%	7/01/40	1
6,028		PG&E Corp	5.000%	7/01/28	5,879,754
950		PG&E Corp	5.250%	7/01/30	917,979
		TOTAL UTILITIES			9,759,062
		TOTAL CORPORATE BONDS (cost $177,430,000)			183,894,998

Shares		Description (a)			Value
		COMMON STOCKS - 3.9% (2.4% of Total Investments)

		BANKS - 0.0% (0.0% of Total Investments)
573	(f),(i)	Bloom Parent Inc			$572,645
		TOTAL BANKS			572,645

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
4,865	(i)	TNT Crane & Rigging Inc			5,678
8,626	(i)	TNT Crane & Rigging Inc			86
		TOTAL CAPITAL GOODS			5,764

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0% (0.0% of Total Investments)
749	(f),(i)	Belk Inc			5,992
20,857	(i)	EJF SIDECAR FUND, SERIES LLC			20,857
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			26,849

		CONSUMER SERVICES - 0.1% (0.1% of Total Investments)
332,537	(i)	24 Hour Fitness Worldwide Inc			8,313
699,154	(i)	24 Hour Fitness Worldwide Inc			3,496
57,279	(i)	Cengage Learning Holdings II Inc			991,671
2,513	(i)	Crown Finance US Inc			47,119
		TOTAL CONSUMER SERVICES			1,050,599

		ENERGY - 1.5% (0.9% of Total Investments)
42,689		Chord Energy Corp			7,327,994
795,830	(i)	Tal Shares Quartenorth Entitlement			9,422,633
215,829	(i)	Transocean Ltd			1,249,650
24,445	(i)	Vantage Drilling International Ltd			692,600
		TOTAL ENERGY			18,692,877

		HEALTH CARE EQUIPMENT & SERVICES - 0.0% (0.0% of Total Investments)
167,590	(f),(i)	Millennium Health LLC			16,759
157,320	(f),(i)	Millennium Health LLC			1,573
195,344	(i)	Onex Carestream Finance LP			227,967
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			246,299

		MATERIALS - 0.0% (0.0% of Total Investments)
80		LyondellBasell Industries NV, Class A			7,957
		TOTAL MATERIALS			7,957

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

Shares		Description (a)			Value

		MEDIA & ENTERTAINMENT - 0.6% (0.4% of Total Investments)
34,846	(i)	Catalina Marketing Corp			$4,530
408,922	(i)	Cineworld Group PLC			7,667,287
		TOTAL MEDIA & ENTERTAINMENT			7,671,817

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
60,637	(i)	Bright Bidco BV			39,414
44,390	(i)	Bright Bidco BV			28,853
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			68,267

		SOFTWARE & SERVICES - 0.3% (0.2% of Total Investments)
377,935	(i)	Avaya Inc			2,574,871
81,991	(i)	Avaya Inc			558,605
		TOTAL SOFTWARE & SERVICES			3,133,476

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.1% (0.0% of Total Investments)
45,085	(i)	Windstream Services PE LLC			597,376
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			597,376

		TELECOMMUNICATION SERVICES - 0.1% (0.0% of Total Investments)
46,534	(i)	Windstream Services PE LLC			616,575
		TOTAL TELECOMMUNICATION SERVICES			616,575

		TRANSPORTATION - 0.0% (0.0% of Total Investments)
2,293	(i)	ACBL HLDG CORP			103,185
		TOTAL TRANSPORTATION			103,185

		UTILITIES - 1.2% (0.8% of Total Investments)
6,267	(f),(i),(j)	Vistra Vision LLC			15,083,733
		TOTAL UTILITIES			15,083,733
		TOTAL COMMON STOCKS (cost $80,615,378)			47,877,419

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		ASSET-BACKED SECURITIES - 1.3% (0.8% of Total Investments)
$ 750	(g),(k)	Battalion CLO XI Ltd, (3-Month LIBOR reference rate + 7.112% spread), 2017 11A	8.034%	4/24/34	$679,883
1,500	(g),(k)	CIFC Funding 2019-I Ltd, (3-Month LIBOR reference rate + 7.092% spread), 2019 1A	7.893%	4/20/32	1,511,310
2,000	(g),(k)	Dryden 50 Senior Loan Fund, (3-Month LIBOR reference rate + 6.522% spread), 2017 50A	11.823%	7/15/30	1,958,876
3,000	(g),(k)	Flatiron CLO 19 Ltd, (TSFR3M reference rate + 6.362% spread), 2019 1A	11.688%	11/16/34	3,008,757
2,000	(g),(k)	Gilbert Park CLO Ltd, (TSFR3M reference rate + 6.662% spread), 2017 1A	11.963%	10/15/30	2,008,462
750	(g),(k)	Magnetite XXVII Ltd, (TSFR3M reference rate + 6.262% spread), 2020 27A	11.544%	10/20/34	759,729
1,000	(g),(k)	Neuberger Berman Loan Advisers CLO 28 Ltd, (TSFR3M reference rate + 5.862% spread), 2018 28A	11.144%	4/20/30	1,004,125
2,875	(g),(k)	Neuberger Berman Loan Advisers CLO 48 Ltd, (TSFR3M reference rate + 3.200% spread), 2022 48A	8.485%	4/25/36	2,892,610
2,500	(g),(k)	Rockford Tower CLO 2017-3 Ltd, (3-Month LIBOR reference rate + 6.012% spread), 2017 3A	6.813%	10/20/30	2,472,140
		TOTAL ASSET-BACKED SECURITIES (cost $16,130,261)			16,295,892

Shares		Description (a)	Coupon	Value
		CONVERTIBLE PREFERRED SECURITIES - 0.0% (0.1% of Total Investments)

		TRANSPORTATION - 0.0% (0.1% of Total Investments)
9,712		ACBL HLDG CORP	0.000%	$582,720
		TOTAL TRANSPORTATION		582,720
		TOTAL CONVERTIBLE PREFERRED SECURITIES (cost $296,216)		582,720

Shares		Description (a)		Value
		WARRANTS - 0.0% (0.0% of Total Investments)

		ENERGY - 0.0% (0.0% of Total Investments)
1,129		California Resources Corp		$17,737
		TOTAL ENERGY		17,737

		TELECOMMUNICATION SERVICES - 0.0% (0.0% of Total Investments)
7		Intelsat SA/Luxembourg		11
		TOTAL TELECOMMUNICATION SERVICES		11

		TRANSPORTATION - 0.0% (0.0% of Total Investments)
6,822		ACBL HLDG CORP		409,320
2,411		ACBL HLDG CORP		108,495
27,288	(f)	American Commercial Barge Line LLC		9,551
26,910	(f)	American Commercial Barge Line LLC		6,727
		TOTAL TRANSPORTATION		534,093
		TOTAL WARRANTS (cost $1,204,564)		551,841
		TOTAL LONG-TERM INVESTMENTS (cost $1,987,376,614)		1,954,352,784

Shares		Description (a)	Coupon	Value
		SHORT-TERM INVESTMENTS - 4.9% (3.0% of Total Investments)

		INVESTMENT COMPANIES - 4.9% (3.0% of Total Investments)
61,287,545		BlackRock Liquidity Funds T-Fund	5.167%(l)	$61,287,545
		TOTAL INVESTMENT COMPANIES (cost $61,287,545)		61,287,545

		TOTAL SHORT-TERM INVESTMENTS (cost $61,287,545)		61,287,545

		TOTAL INVESTMENTS (cost $2,048,664,159) - 162.0%		2,015,640,329
		BORROWINGS - (38.4)% (m),(n)		(477,200,000)
		TFP SHARES, NET - (22.8)%(o)		(283,680,396)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%		(10,737,333)
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$1,244,022,600
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(c)
Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(d)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2024

(g)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $153,306,974 or 7.6% of Total Investments.

(h)	Principal Amount (000) rounds to less than $1,000.
(i)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(j)
On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”). ENGH has been merged into a newly formed subsidiary of Vistra, Vistra Vision. In connection with the transaction, holders of ENGH common stock received a combination of cash and membership interests in Vistra Vision. These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity. On September 18, 2024, Vistra and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its membership interest in Vistra Vision, Nuveen will receive a series of cash payments from Vistra over a two-year period from December 2024 through December 2026.

(k)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(l)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.
(m)	Borrowings as a percentage of Total Investments is 23.7%.
(n)
The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(o)	TFP Shares, Net as a percentage of Total Investments is 14.1%.

DD1	Portion of investment purchased on a delayed delivery basis.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust
SOFR
180A	180 Day Average Secured Overnight Financing Rate
SOFR
30A	30 Day Average Secured Overnight Financing Rate
SOFR
90A	90 Day Average Secured Overnight Financing Rate
TBD
Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR
1M	CME Term SOFR 1 Month
TSFR
3M	CME Term SOFR 3 Month
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value
	LONG-TERM INVESTMENTS - 158.6% (97.2% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS - 115.5% (70.8% of Total Investments) (b)

	AUTOMOBILES & COMPONENTS - 0.7% (0.4% of Total Investments)
$ 3,927	Clarios Global LP, Term Loan B	7.844%	SOFR30A	2.500%	5/06/30	$3,942,580
1,447	DexKo Global Inc., Term Loan B	9.346%	SOFR90A	3.750%	10/04/28	1,443,162
	TOTAL AUTOMOBILES & COMPONENTS					5,385,742

	CAPITAL GOODS - 8.7% (5.3% of Total Investments)
1,266	ACProducts, Inc., Term Loan B	9.846%	SOFR90A	4.250%	5/17/28	1,013,849
407	Aegion Corporation, Term Loan	9.097%	SOFR30A	4.250%	5/17/28	409,862
4,427	Ali Group North America Corporation, Term Loan B	7.458%	1-Month LIBOR	2.000%	10/13/28	4,452,319
1,659	Alliance Laundry Systems LLC, Term Loan B	8.916%	SOFR30A + SOFR90A	3.500%	10/08/27	1,671,143
1,786	Centuri Group, Inc, Term Loan B	7.962%	TSFR1M	2.500%	8/28/28	1,785,811
539	Chamberlain Group Inc, Term Loan B	8.849%	SOFR30A	3.500%	11/03/28	539,870
5,133	Chamberlain Group Inc, Term Loan B	8.694%	SOFR30A	3.250%	10/22/28	5,131,245
1,280	Chart Industries, Inc., Term Loan B	7.825%	TSFR3M	2.500%	3/18/30	1,287,443
12,426	Core & Main LP, Term Loan B	7.339%	SOFR90A	2.000%	7/27/28	12,462,066
551	Cornerstone Building Brands, Inc., Term Loan B	8.679%	SOFR30A	3.250%	4/12/28	523,448
389	Dynasty Acquisition Co., Inc., Term Loan B1	8.844%	SOFR30A	3.500%	8/24/28	391,024
150	Dynasty Acquisition Co., Inc., Term Loan B2	8.849%	SOFR30A	3.500%	8/24/28	150,769
1,960	Gates Global LLC, Term Loan B5	7.594%	1-Month LIBOR	2.250%	5/23/31	1,966,252
1,994	Madison IAQ LLC, Term Loan	7.889%	SOFR30A	2.750%	6/21/28	1,999,503
9,128	Quikrete Holdings, Inc., Term Loan B	7.844%	1-Month LIBOR	2.500%	4/14/31	9,167,095
674	Resideo Funding Inc., Term Loan B	7.340%	SOFR30A + SOFR90A	2.000%	2/14/28	676,734
1,463	Standard Industries Inc., Term Loan B	7.345%	TSFR1M	2.000%	9/22/28	1,467,967
691	Titan Acquisition Limited, Term Loan B	10.326%	SOFR180A	5.000%	2/01/29	693,322
6,235	TK Elevator US Newco Inc, Term Loan B	8.588%	6-Month LIBOR	3.500%	4/15/30	6,275,254
10,134	TransDigm, Inc., Term Loan J	7.843%	SOFR90A	2.500%	2/28/31	10,171,221
1,935	TransDigm, Inc., Term Loan K	8.085%	SOFR90A	2.750%	3/22/30	1,943,466
728	Victory Buyer LLC, Term Loan	9.342%	SOFR90A	3.750%	11/20/28	702,244
4,730	Windsor Holdings III, LLC, Term Loan B	9.345%	1-Month LIBOR	4.000%	8/01/30	4,773,439
	TOTAL CAPITAL GOODS					69,655,346

	COMMERCIAL & PROFESSIONAL SERVICES - 6.9% (4.2% of Total Investments)
5,278	Allied Universal Holdco LLC, Term Loan B	9.194%	1-Month LIBOR	3.750%	5/15/28	5,283,046
2,475	Amentum Government Services Holdings LLC, Term Loan	9.350%	SOFR30A	4.000%	2/07/29	2,485,153
1,619	Anticimex International AB, Term Loan B1	8.460%	SOFR90A	3.150%	11/16/28	1,625,865
935	Anticimex International AB, Term Loan B6	8.710%	SOFR90A	3.400%	11/16/28	941,973
626	CHG Healthcare Services Inc., Term Loan	8.708%	1-Month LIBOR	3.250%	9/29/28	627,433

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	COMMERCIAL & PROFESSIONAL SERVICES (continued)
$ 2,183	Covanta Holding Corporation, Term Loan B	7.760%	SOFR30A + 1-Month LIBOR + 6-Month LIBOR	2.500%	11/30/28	$2,188,419
167	Covanta Holding Corporation, Term Loan C	7.588%	6-Month LIBOR	2.500%	11/30/28	167,700
3,361	Creative Artists Agency, LLC , Term Loan B	8.594%	1-Month LIBOR	3.250%	11/27/28	3,381,603
1,158	Dun & Bradstreet Corporation (The), Term Loan B	8.097%	1-Month LIBOR	2.750%	1/18/29	1,162,007
2,055	Ensemble RCM, LLC, Term Loan B	8.252%	3-Month LIBOR	3.000%	8/01/29	2,065,409
9,205	Garda World Security Corporation, Term Loan B	9.594%	SOFR90A	4.250%	2/01/29	9,251,050
1,690	GFL Environmental Inc., Term Loan B	7.321%	SOFR90A	2.000%	6/27/31	1,697,520
9,571	GTCR W Merger Sub LLC, Term Loan B	8.335%	SOFR90A	3.000%	1/31/31	9,606,173
3,154	LABL, Inc., Term Loan, First Lien	10.350%	TSFR1M	5.000%	10/29/28	3,067,022
1,571	OMNIA Partners LLC, Term Loan	8.586%	SOFR90A	3.250%	7/25/30	1,577,323
1,505	Prime Security Services Borrower, LLC, Term Loan B	7.582%	SOFR30A	2.250%	10/15/30	1,510,644
592	VT Topco, Inc., Term Loan B	8.844%	SOFR30A	3.500%	8/12/30	597,455
6,800	WIN Waste Innovations Holdings, Inc., Term Loan B	8.208%	SOFR30A	2.750%	3/27/28	6,360,969
1,730	XPLOR T1 LLC, Term Loan B	9.597%	SOFR90A	4.250%	6/13/31	1,738,650
	TOTAL COMMERCIAL & PROFESSIONAL SERVICES					55,335,414

	CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 5.2% (3.2% of Total Investments)
395	Academy, Ltd., Term Loan	9.208%	TSFR1M	3.750%	11/08/27	395,995
1,016	Avis Budget Car Rental, LLC, Term Loan C	8.444%	SOFR30A	3.000%	3/16/29	1,019,192
1,445	Belron Finance US LLC, Term Loan, First Lien	7.629%	SOFR90A	2.250%	4/13/29	1,452,931
4,584	CNT Holdings I Corp, Term Loan	8.752%	3-Month LIBOR	3.500%	11/08/27	4,609,317
687	Driven Holdings, LLC, Term Loan B	8.458%	SOFR30A	3.000%	12/18/28	684,013
1,529	EOS Finco Sarl, Term Loan	11.264%	SOFR180A	6.000%	8/03/29	1,250,641
4,230	Frontier Communications Corp., Term Loan B	8.832%	SOFR90A	3.500%	6/21/31	4,264,390
770	Gulfside Supply Inc, Term Loan B	8.286%	SOFR90A	3.000%	5/29/31	772,887
1,130	Johnstone Supply LLC, Term Loan	8.332%	TSFR1M	3.000%	5/16/31	1,134,237
539	Kodiak Building Partners Inc., Term Loan B2	9.085%	SOFR90A	3.750%	3/13/28	540,560
6,470	LBM Acquisition LLC, Term Loan B	9.141%	SOFR90A	3.750%	6/06/31	6,252,944
1,058	Les Schwab Tire Centers, Term Loan B	8.344%	1-Month LIBOR	3.000%	4/16/31	1,060,556
540	Mister Car Wash Holdings, Inc., Term Loan B	8.344%	1-Month LIBOR	3.000%	3/27/31	542,168
10,926	PetSmart, Inc., Term Loan B	9.194%	1-Month LIBOR	3.750%	2/14/28	10,862,472
3,504	Restoration Hardware, Inc., Term Loan B	7.958%	1-Month LIBOR	2.500%	10/15/28	3,332,499
3,220	Wand NewCo 3, Inc., Term Loan B	9.094%	CME Term SOFR 1 Month	375.000%	1/30/31	3,238,112
	TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL					41,412,914

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		CONSUMER DURABLES & APPAREL - 3.8% (2.4% of Total Investments)
$ 3,592		ABG Intermediate Holdings 2 LLC, Term Loan B	3.250%	SOFR30A	2.750%	12/21/28	$3,610,107
499	(d)	AI Aqua Merger Sub, Inc., Term Loan	9.589%	TSFR1M	4.250%	7/31/28	500,215
7,510		AI Aqua Merger Sub, Inc., Term Loan B, First Lien	8.843%	SOFR30A	3.500%	7/31/28	7,538,989
574		Amer Sports Company, Term Loan	8.577%	SOFR90A	3.250%	2/18/31	576,192
1,257		Birkenstock GmbH & Co. KG, Term Loan B	8.840%	SOFR90A	3.250%	4/28/28	1,262,973
7,263		Hayward Industries, Inc., Term Loan	8.208%	SOFR30A	2.750%	5/30/28	7,281,233
6		Serta Simmons Bedding, LLC, Term Loan	12.949%	SOFR90A	7.500%	6/29/28	5,087
993		SRAM, LLC , Term Loan B	8.208%	SOFR30A	2.750%	5/18/28	995,413
4,287		Topgolf Callaway Brands Corp., Term Loan B	8.344%	1-Month LIBOR	3.000%	3/18/30	4,308,489
1,465		Varsity Brands LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,458,290
155		Weber Stephen Products LLC 2022 incremental Term Loan B ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	143,763
3,273		Weber-Stephen Products LLC, Term Loan B , (DD1)	8.708%	1-Month LIBOR	3.250%	10/29/27	3,049,019
		TOTAL CONSUMER DURABLES & APPAREL					30,729,770

		CONSUMER SERVICES - 15.5% (9.5% of Total Investments)
8,557		1011778 B.C. Unlimited Liability Company, Term Loan B6	7.094%	1-Month LIBOR	1.750%	9/23/30	8,532,962
825		Allwyn Entertainment Financing US LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	824,398
4,347		Alterra Mountain Company, Term Loan B4	8.594%	1-Month LIBOR	3.250%	8/17/28	4,370,046
993		Alterra Mountain Company, Term Loan B5	8.844%	SOFR30A	3.500%	5/31/30	999,740
1,830		Aramark Services, Inc., Term Loan B5	7.344%	1-Month LIBOR	2.000%	6/24/30	1,836,595
7,395		Caesars Entertainment Corp, Term Loan B	8.097%	SOFR90A + 3-Month LIBOR	2.750%	2/06/30	7,432,214
1,933		Caesars Entertainment Inc., Term Loan B1	8.097%	SOFR90A	2.750%	2/06/31	1,939,382
1,700		Carnival Corporation, Term Loan B1	8.094%	1-Month LIBOR	2.750%	10/18/28	1,713,003
2,324		Carnival Corporation, Term Loan B2	8.094%	1-Month LIBOR	2.750%	8/09/27	2,343,470
3,281		Churchill Downs Incorporated, Term Loan B1	7.444%	SOFR30A	2.000%	3/17/28	3,293,070
5,853		ClubCorp Holdings, Inc., Term Loan B2	10.596%	SOFR90A	5.000%	9/18/26	5,898,956
12,763		Fertitta Entertainment, LLC, Term Loan B	9.079%	SOFR30A	3.750%	1/29/29	12,809,368
1,342		Fleet Midco I Limited, Term Loan B	8.338%	6-Month LIBOR	3.250%	2/10/31	1,344,992
9,950		Flutter Entertainment PLC, Term Loan B	7.585%	SOFR90A	2.250%	11/29/30	9,976,965
4,988		Formula One Holdings Limited, Term Loan B	7.585%	SOFR90A	2.250%	1/15/30	5,016,058
2,344		GBT US III LLC ,Term Loan , (WI/ DD)	TBD	TBD	TBD	TBD	2,348,395
3,106		GVC Holdings (Gibraltar) Limited, Term Loan B	8.014%	SOFR180A	2.750%	10/31/29	3,115,715

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		CONSUMER SERVICES (continued)
$ 3,231		Hilton Domestic Operating Company, Inc., Term Loan B4	7.100%	SOFR30A	1.750%	11/08/30	$3,242,027
479		Hilton Grand Vacations Borrower LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	1/17/31	479,913
2,918		Hilton Grand Vacations Borrower LLC, Term Loan B	7.844%	1-Month LIBOR	2.500%	8/02/28	2,924,342
10,184		IRB Holding Corp, Term Loan B	8.099%	1-Month LIBOR	2.750%	12/15/27	10,201,599
5,633		Life Time Fitness Inc , Term Loan, First Lien	9.591%	3-Month LIBOR	4.000%	1/15/26	5,668,665
4,667		Light and Wonder International, Inc., Term Loan B2	7.585%	SOFR90A	2.250%	4/16/29	4,704,973
4,759		Motion Finco Sarl, Term Loan B	8.835%	SOFR90A	3.500%	11/30/29	4,779,058
571		PCI Gaming Authority, Term Loan	7.349%	SOFR30A	2.000%	6/06/31	570,196
1,819		Penn National Gaming, Inc., Term Loan B	8.194%	1-Month LIBOR	2.750%	4/20/29	1,828,466
1,612		PG Investment Company 59 S.a r.l., Term Loan B	8.835%	SOFR90A	3.500%	3/24/31	1,625,097
6,326		Scientific Games Holdings LP, Term Loan B	8.318%	SOFR90A	3.000%	4/04/29	6,323,618
3,890		SeaWorld Parks & Entertainment, Inc., Term Loan B	7.844%	1-Month LIBOR	2.500%	8/25/28	3,897,745
4,412		Spin Holdco Inc., Term Loan	9.600%	SOFR90A	4.000%	3/06/28	3,649,687
370		William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	8.208%	SOFR30A	2.750%	5/16/25	370,998
		TOTAL CONSUMER SERVICES					124,061,713

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.4% (0.3% of Total Investments)
1,481		Cardenas Markets, Inc., Term Loan	12.185%	SOFR90A	6.750%	8/01/29	1,488,295
1,960		US Foods, Inc., Term Loan B	7.344%	1-Month LIBOR	2.000%	11/22/28	1,973,119
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL					3,461,414

		ENERGY - 2.0% (1.2% of Total Investments)
2,485		EG America LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	2,485,281
4,407		Freeport LNG Investments, LLLP, Term Loan A , (DD1)	8.544%	TSFR3M	3.000%	11/16/26	4,393,980
2,029		Gulf Finance, LLC, Term Loan	11.700%	SOFR30A + 1-Month LIBOR	6.250%	8/25/26	2,039,358
2,917		Oryx Midstream Services Permian Basin LLC, Term Loan B	8.441%	1-Month LIBOR	3.000%	10/05/28	2,931,253
2,925		TransMontaigne Operating Company L.P., Term Loan B	8.958%	1-Month LIBOR + 3-Month LIBOR	3.500%	11/05/28	2,943,062
1,108		Whitewater Whistler Holdings, LLC, Term Loan B	7.625%	SOFR90A	2.250%	2/15/30	1,111,800
		TOTAL ENERGY					15,904,734

		FINANCIAL SERVICES - 1.3% (0.8% of Total Investments)
67		Advisor Group, Inc., Term Loan	9.344%	1-Month LIBOR	4.000%	8/16/28	66,099
308		Aragorn Parent Corporation, Term Loan	9.595%	TSFR1M	4.250%	12/15/28	310,828
1,099		Avolon TLB Borrower 1 (US) LLC, Term Loan B4	6.945%	TSFR1M	1.500%	2/12/27	1,100,784
2,533		Avolon TLB Borrower 1 (US) LLC, Term Loan B6	7.345%	TSFR1M	2.000%	6/22/28	2,544,572
3,021	(e)	Ditech Holding Corporation, Term Loan	0.000%	N/A	N/A	6/30/24	94,391

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	FINANCIAL SERVICES (continued)
$ 1,182	Forward Air Corporation, Term Loan B , (DD1)	9.752%	SOFR90A	4.500%	12/19/30	$1,091,075
540	Kestra Advisor Services Holdings A, Inc., Term Loan ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	542,700
1,490	NCR Atleos LLC, Term Loan B	10.133%	SOFR90A + 1-Month LIBOR	4.750%	3/27/29	1,513,079
2,922	Trans Union, LLC, Term Loan B8	7.097%	1-Month LIBOR	1.750%	6/24/31	2,924,891
	TOTAL FINANCIAL SERVICES					10,188,419

	FOOD, BEVERAGE & TOBACCO - 2.4% (1.5% of Total Investments)
179	8th Avenue Food & Provisions, Inc., Term Loan	10.208%	SOFR30A	4.750%	10/01/25	169,245
2,675	8th Avenue Food & Provisions, Inc., Term Loan, First Lien , (DD1)	9.208%	1-Month LIBOR	3.750%	10/01/25	2,536,236
367	Arterra Wines Canada, Inc., Term Loan	9.096%	SOFR90A	3.500%	11/26/27	352,278
1,710	CHG PPC Parent LLC, Term Loan	8.458%	1-Month LIBOR	3.000%	12/08/28	1,715,692
563	City Brewing Company, LLC, First Lien	8.826%	TSFR1M	3.500%	4/14/28	444,727
2,023	City Brewing Company, LLC, Term Loan	9.063%	TSFR3M	3.500%	4/14/28	1,810,925
773	City Brewing Company, LLC, Term Loan	11.551%	TSFR3M	6.250%	4/05/28	777,092
1,920	Froneri International Ltd., Term Loan	7.694%	1-Month LIBOR	2.250%	2/01/27	1,925,165
4,802	Pegasus BidCo BV, Term Loan	9.072%	SOFR90A	3.750%	7/12/29	4,824,112
1,576	Sycamore Buyer LLC, Term Loan B	7.714%	SOFR30A	2.250%	7/23/29	1,578,404
2,797	Triton Water Holdings, Inc, Term Loan	8.846%	SOFR90A	3.250%	3/31/28	2,808,672
498	Triton Water Holdings, Inc, Term Loan B	9.335%	SOFR90A	4.000%	3/31/28	500,796
	TOTAL FOOD, BEVERAGE & TOBACCO					19,443,344

	HEALTH CARE EQUIPMENT & SERVICES - 14.0% (8.6% of Total Investments)
896	ADMI Corp., Term Loan B5	11.094%	SOFR30A	5.750%	12/23/27	901,469
4,319	AHP Health Partners, Inc., Term Loan B	8.708%	SOFR30A	3.250%	8/24/28	4,342,122
14,609	Bausch & Lomb, Inc., Term Loan	8.695%	1-Month LIBOR	3.250%	5/05/27	14,371,943
2,827	Element Materials Technology Group US Holdings Inc., Term Loan	9.685%	SOFR90A	4.250%	4/12/29	2,844,380
1,689	Gainwell Acquisition Corp., Term Loan B	9.435%	SOFR90A	4.000%	10/01/27	1,507,102
12,454	Global Medical Response, Inc, Term Loan	10.847%	SOFR90A	5.500%	10/02/28	12,179,798
20,293	Medline Borrower, LP, Term Loan B	8.097%	SOFR30A	2.750%	10/23/28	20,379,415
7,210	National Mentor Holdings, Inc., Term Loan , (DD1)	9.194%	1-Month LIBOR	3.750%	3/02/28	6,811,852
230	National Mentor Holdings, Inc., Term Loan C , (DD1)	9.185%	SOFR90A	3.750%	3/02/28	217,034
3,283	Onex TSG Intermediate Corp., Term Loan B	10.346%	SOFR90A	4.750%	2/28/28	3,283,040
539	Pacific Dental Services, LLC, Term Loan B	8.585%	TSFR1M	3.250%	3/17/31	541,583
540	Packaging Coordinators Midco, Inc., Term Loan B	8.585%	SOFR90A	3.250%	11/30/27	542,358

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	HEALTH CARE EQUIPMENT & SERVICES (continued)
$ 15,388	Parexel International Corporation, Term Loan, First Lien	8.344%	CME Term SOFR 1 Month	325.000%	11/15/28	$14,869,243
10,486	Phoenix Guarantor Inc, Term Loan	8.594%	1-Month LIBOR	3.250%	2/21/31	10,501,791
650	Resonetics, LLC, Term Loan	9.084%	SOFR30A	3.750%	6/06/31	653,809
1,722	Select Medical Corporation, Term Loan B1	8.344%	1-Month LIBOR	3.000%	3/05/27	1,724,780
3,102	Star Parent, Inc., Term Loan B	9.085%	SOFR90A	3.750%	9/30/30	3,111,035
11,862	Surgery Center Holdings, Inc, Term Loan B	8.095%	TSFR1M	2.750%	12/19/30	11,909,317
1,610	Team Health Holdings, Inc., Term Loan B	10.548%	1-Month LIBOR + 3-Month LIBOR	5.250%	3/02/27	1,515,602
	TOTAL HEALTH CARE EQUIPMENT & SERVICES					112,207,673

	HOUSEHOLD & PERSONAL PRODUCTS - 0.5% (0.3% of Total Investments)
4,292	Kronos Acquisition Holdings Inc., Term Loan	9.314%	SOFR90A	4.000%	6/27/31	4,236,118
	TOTAL HOUSEHOLD & PERSONAL PRODUCTS					4,236,118

	INSURANCE - 10.3% (6.3% of Total Investments)
13,339	Acrisure, LLC, Term Loan B1	8.344%	SOFR90A	3.000%	2/16/27	13,347,380
8,869	Alliant Holdings Intermediate, LLC, Term Loan B6 , (DD1)	8.835%	TSFR1M	3.500%	11/06/30	8,916,268
1,257	AmWINS Group, Inc., Term Loan B	7.708%	1-Month LIBOR	2.250%	2/22/28	1,260,817
4,189	AssuredPartners, Inc., Term Loan B5	8.844%	1-Month LIBOR	3.500%	2/14/31	4,208,374
167	Asurion LLC, Term Loan B11	9.694%	SOFR30A	4.250%	8/21/28	166,723
5,361	Asurion LLC, Term Loan B8	8.708%	1-Month LIBOR	3.250%	12/23/26	5,349,294
3,094	Asurion LLC, Term Loan B9	8.708%	1-Month LIBOR	3.250%	7/30/27	3,070,722
12,798	Broadstreet Partners, Inc, Term Loan B4 , (DD1)	8.584%	SOFR90A	3.250%	5/12/31	12,836,848
11,403	HUB International Limited, Term Loan B	8.549%	SOFR90A + TSFR3M + 3-Month LIBOR	3.250%	6/20/30	11,429,748
241	Ryan Specialty Group, LLC, Term Loan	8.094%	1-Month LIBOR	2.750%	9/01/27	241,828
3,750	Sedgwick Claims Management Services Inc ,Term Loan , (WI/ DD)	TBD	TBD	TBD	TBD	3,761,194
10,635	Truist Insurance Holdings LLC, First Lien, Term Loan	8.585%	SOFR90A	3.250%	3/22/31	10,681,528
6,434	USI, Inc., Term Loan	8.085%	SOFR90A	2.750%	11/23/29	6,453,605
829	USI, Inc., Term Loan	8.085%	SOFR90A	2.750%	9/27/30	831,044
	TOTAL INSURANCE					82,555,373

	MATERIALS - 7.1% (4.3% of Total Investments)
789	Arsenal AIC Parent LLC, Term Loan B	9.094%	1-Month LIBOR	3.750%	8/19/30	793,190
1,380	ASP Unifrax Holdings Inc, Term Loan B	9.235%	SOFR90A	3.750%	12/12/25	1,343,488
2,688	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B6	7.335%	SOFR90A	2.000%	12/20/29	2,701,074
540	Berlin Packaging LLC, Term Loan B	9.091%	TSFR3M	3.750%	5/12/31	542,797
4,602	Clydesdale Acquisition Holdings Inc, Term Loan B	9.119%	SOFR30A	3.675%	4/13/29	4,611,157
3,380	CPC Acquisition Corp, Term Loan	9.346%	SOFR90A	3.750%	12/29/27	2,797,559

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	MATERIALS (continued)
$ 4,909	Discovery Purchaser Corporation, Term Loan , (DD1)	9.693%	SOFR90A	4.375%	8/03/29	$4,908,744
494	ECO Services Operations Corp, Term Loan B	7.502%	3-Month LIBOR	2.250%	6/12/31	495,927
1,109	INEOS Quattro Holdings UK Ltd, Term Loan	9.194%	1-Month LIBOR	3.750%	3/03/30	1,109,260
2,923	INEOS Quattro Holdings UK Ltd, Term Loan B, First Lien	9.694%	1-Month LIBOR	4.250%	3/29/29	2,926,200
3,408	Ineos US Finance LLC, Term Loan B	8.594%	1-Month LIBOR	3.250%	2/09/30	3,398,594
3,040	Ineos US Finance LLC, Term Loan B	9.094%	1-Month LIBOR	3.750%	1/31/31	3,051,020
3,234	Klockner-Pentaplast of America, Inc., Term Loan B , (DD1)	10.267%	SOFR180A	4.725%	2/09/26	3,050,920
1,657	Lonza Group AG, Term Loan B	9.360%	SOFR90A	3.925%	7/03/28	1,610,943
481	Nouryon Finance B.V., Term Loan B	8.821%	3-Month LIBOR	3.500%	4/03/28	484,674
5,345	Nouryon Finance B.V., Term Loan B	8.826%	TSFR3M	3.500%	4/03/28	5,382,792
3,683	Reynolds Group Holdings Inc. , Term Loan B3	7.849%	SOFR30A	2.500%	9/25/28	3,694,540
539	SupplyOne, Inc, Term Loan B	9.594%	SOFR30A	4.250%	4/21/31	542,240
4,874	TricorBraun Holdings, Inc., Term Loan	8.708%	1-Month LIBOR	3.250%	3/03/28	4,865,764
1,122	Tronox Finance LLC, Term Loan B	8.094%	SOFR30A	2.750%	4/04/29	1,127,058
7,318	Viant Medical Holdings, Inc., Term Loan, First Lien	9.208%	SOFR30A	3.750%	7/02/25	7,279,799
	TOTAL MATERIALS					56,717,740

	MEDIA & ENTERTAINMENT - 4.4% (2.7% of Total Investments)
2,635	Advantage Sales & Marketing, Inc., Term Loan , (DD1)	9.833%	SOFR90A	4.250%	10/28/27	2,541,451
1	Altice Financing SA, Term Loan	10.301%	TSFR3M	5.000%	10/29/27	700
1,234	AMC Entertainment Holdings, INC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,220,117
2,208	AMC Entertainment Holdings, Inc. , Term Loan B	8.335%	TSFR1M	3.000%	4/22/26	2,185,222
948	Cable One, Inc., Term Loan B4	7.458%	1-Month LIBOR	2.000%	5/03/28	934,244
2,199	Cengage Learning, Inc., Term Loan B	9.538%	SOFR180A	4.250%	3/24/31	2,211,860
336	Checkout Holding Corp., Term Loan	14.824%	TSFR3M	9.500%	5/24/30	72,222
1,975	Cinemark USA, Inc., Term Loan B	8.591%	SOFR30A + SOFR90A	3.250%	5/24/30	1,991,512
4,346	Clear Channel Outdoor Holdings, Inc., Term Loan	9.458%	SOFR30A	4.000%	8/23/28	4,367,695
6,342	Crown Finance US, Inc., Term Loan , (cash 6.958%, PIK 7.000%)	6.979%	SOFR30A + 1-Month LIBOR	4.250%	7/31/28	6,442,284
3,078	DirecTV Financing, LLC, Term Loan	10.458%	SOFR30A	5.000%	8/02/27	3,098,153
704	Lions Gate Capital Holdings LLC, Term Loan B	7.694%	1-Month LIBOR	2.250%	3/24/25	704,762
4,899	McGraw-Hill Global Education Holdings, LLC, Term Loan	10.346%	SOFR90A	4.750%	7/31/28	4,914,336
402	Mission Broadcasting, Inc., Term Loan B	7.958%	SOFR30A	2.500%	6/02/28	400,537
1,019	Nexstar Broadcasting, Inc., Term Loan B4	7.958%	1-Month LIBOR	2.500%	9/18/26	1,023,475
845	Red Ventures, LLC, Term Loan B	8.344%	SOFR30A	3.000%	2/23/30	835,623

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)	Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

	MEDIA & ENTERTAINMENT (continued)
$ 291	Virgin Media Bristol LLC, Term Loan Y	8.656%	SOFR180A	3.250%	3/06/31	$278,538
1,605	Wood Mackenzie Limited, Term Loan B	8.823%	SOFR90A	3.500%	2/10/31	1,614,429
	TOTAL MEDIA & ENTERTAINMENT					34,837,160

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.0% (1.2% of Total Investments)
2,316	Curia Global, Inc., Term Loan	9.148%	SOFR30A + SOFR90A	3.750%	8/28/26	2,200,276
10,251	Jazz Financing Lux S.a.r.l., Term Loan B	7.594%	SOFR30A	2.250%	5/05/28	10,280,429
1,493	Organon & Co, Term Loan B	7.835%	SOFR30A	2.500%	5/14/31	1,501,139
1,612	Perrigo Investments, LLC, Term Loan B	7.694%	SOFR30A	2.250%	4/05/29	1,618,328
	TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES					15,600,172

	REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6% (0.4% of Total Investments)
2,494	Cushman & Wakefield U.S. Borrower, LLC, Term Loan	9.094%	1-Month LIBOR	3.750%	1/31/30	2,506,219
2,353	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	8.344%	1-Month LIBOR	3.000%	1/31/30	2,358,962
91	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	8.208%	1-Month LIBOR	2.750%	8/21/25	90,881
	TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT					4,956,062

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
488	Bright Bidco B.V., Term Loan , (cash 6.330%, PIK 8.000%)	7.126%	SOFR90A + 3-Month LIBOR	4.500%	10/31/27	7
	TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT					7

	SOFTWARE & SERVICES - 20.6% (12.6% of Total Investments)
1,568	Ahead DB Holdings, LLC, Term Loan B	9.085%	SOFR90A	3.750%	10/18/27	1,574,196
1,665	Amazon Holdco Inc ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	1,671,244
1,040	Apttus Corporation, Term Loan	9.458%	SOFR30A	4.000%	5/08/28	1,043,925
9,808	Avaya, Inc., Term Loan	6.422%	SOFR30A + 1-Month LIBOR	7.250%	8/01/28	8,896,081
10,824	Banff Merger Sub Inc, Term Loan	9.597%	SOFR30A	4.250%	12/29/28	10,790,813
1,197	Camelot U.S. Acquisition LLC, Term Loan B	8.094%	1-Month LIBOR	2.750%	1/31/31	1,199,544
990	CCC Intelligent Solutions Inc., Term Loan B	7.708%	SOFR30A	2.250%	9/21/28	992,594
6,287	Cotiviti Corporation, Term Loan	8.593%	TSFR1M	3.250%	4/30/31	6,316,730
2,750	Drake Software, LLC, Term Loan B	9.595%	SOFR90A	4.250%	6/05/31	2,695,000
1,775	DTI Holdco, Inc., Term Loan	10.094%	SOFR30A	4.750%	4/21/29	1,784,091
1,096	Epicor Software Corp	0.000%	CME Term SOFR 1 Month	325.000%	5/23/31	1,104,831
9,342	Epicor Software Corporation, Term Loan	8.594%	SOFR30A	3.250%	5/23/31	9,416,564
2,625	Fortress Intermediate 3, Inc, Term Loan B	9.097%	1-Month LIBOR	3.750%	5/08/31	2,629,922
2,923	Gen Digital Inc., Term Loan B	7.094%	1-Month LIBOR	1.750%	9/12/29	2,924,075
5,219	Genesys Cloud Services Holdings II LLC, First Lien, Term Loan B	8.844%	1-Month LIBOR	3.500%	12/01/27	5,254,978
323	Genesys Cloud Services Holdings II LLC, Term Loan B	9.208%	1-Month LIBOR	3.750%	12/01/27	325,934

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		SOFTWARE & SERVICES (continued)
$6,842		Informatica LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	10/30/28	$6,875,857
2,400		Leia Finco US LLC ,Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	2,373,756
6,068		McAfee, LLC, Term Loan B	8.593%	TSFR1M	3.250%	3/01/29	6,068,576
757		Mitchell International, Inc., Term Loan , (DD1)	8.594%	1-Month LIBOR	3.250%	6/06/31	750,092
6,866		Open Text Corporation, Term Loan B	7.594%	1-Month LIBOR	2.250%	1/31/30	6,909,863
3,779		Peraton Corp., Term Loan B	9.194%	1-Month LIBOR	3.750%	2/01/28	3,785,414
3,730		Press Ganey Holdings, Inc., Term Loan B	8.844%	1-Month LIBOR	3.500%	4/24/31	3,730,392
726		Project Ruby Ultimate Parent Corp., Term Loan	8.708%	1-Month LIBOR	3.250%	3/10/28	728,517
2,285		Proofpoint, Inc., Term Loan	8.344%	1-Month LIBOR	3.000%	8/31/28	2,295,401
3,598		Quartz Acquireco LLC, Term Loan B	8.085%	SOFR90A	2.750%	6/28/30	3,621,432
7,356		Rackspace Technology Global, Inc., Term Loan, First Lien	8.197%	1-Month LIBOR	2.750%	5/15/28	3,336,577
4,349		Rackspace Technology Global, Inc., Term Loan, First Lien	11.697%	SOFR30A	6.250%	5/15/28	4,421,699
9,748		Sophia, L.P., Term Loan B	8.944%	1-Month LIBOR	3.500%	10/29/29	9,832,978
3,370		SS&C Technologies Inc., Term Loan B8	7.344%	1-Month LIBOR	2.000%	5/09/31	3,386,562
7,983		Syniverse Holdings, Inc., Term Loan	12.335%	SOFR90A	7.000%	5/10/29	7,838,124
8,776		Tempo Acquisition LLC, Term Loan B	7.594%	1-Month LIBOR	2.250%	8/31/28	8,815,713
17,981		Ultimate Software Group Inc (The), Term Loan B	8.555%	SOFR90A	3.250%	2/10/31	18,055,799
1,991		Vision Solutions, Inc., Term Loan	9.514%	SOFR90A	4.250%	4/24/28	1,932,709
540		VS Buyer, LLC, Term Loan B	8.579%	TSFR1M	3.250%	4/14/31	542,870
1,816		West Corporation, Term Loan B3	9.252%	SOFR90A	4.000%	4/12/27	1,764,137
1,332		World Wide Technology Holding Co. LLC, Term Loan	8.185%	SOFR30A	2.750%	3/01/30	1,337,051
8,080		Zelis Payments Buyer, Inc., Term Loan B	8.094%	SOFR30A	2.750%	9/28/29	8,101,202
		TOTAL SOFTWARE & SERVICES					165,125,243

		TECHNOLOGY HARDWARE & EQUIPMENT - 1.1% (0.7% of Total Investments)
3,591		CommScope, Inc., Term Loan B , (DD1)	8.708%	1-Month LIBOR	3.250%	4/06/26	3,372,420
2,023		II-VI Incorporated, Term Loan B	7.844%	SOFR30A	2.500%	7/02/29	2,031,193
2,118		Ingram Micro Inc., Term Loan	8.596%	SOFR90A	3.000%	7/03/28	2,133,982
440		MLN US HoldCo LLC, Term Loan	12.079%	SOFR90A	6.700%	10/18/27	82,870
975		MLN US HoldCo LLC, Term Loan, First Lien	9.947%	SOFR90A	4.500%	12/01/25	77,991
1,646		Riverbed Technology, Inc., Term Loan	4.917%	SOFR90A + 3-Month LIBOR	2.250%	7/03/28	1,032,950
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT					8,731,406

		TELECOMMUNICATION SERVICES - 3.2% (2.0% of Total Investments)
1,645		Altice France S.A., Term Loan B12	9.250%	3-Month LIBOR	3.688%	2/02/26	1,373,229
10,507		Altice France S.A., Term Loan B13	9.584%	3-Month LIBOR	4.000%	8/14/26	8,519,186
1,168		Cincinnati Bell, Inc., Term Loan B2	8.694%	1-Month LIBOR	3.250%	11/24/28	1,167,357
581	(e)	Cyxtera DC Holdings, Inc., Term Loan B	0.000%	N/A	N/A	5/01/25	3,196

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon (b)	Reference Rate (b)	Spread (b)	Maturity (c)	Value

		TELECOMMUNICATION SERVICES (continued)
$ 2,097		Level 3 Financing Inc., Term Loan B1 , (DD1)	11.910%	SOFR30A	6.560%	4/16/29	$2,083,509
1,915		Level 3 Financing Inc., Term Loan B2 , (DD1)	11.910%	SOFR30A	6.560%	4/15/30	1,895,857
967		Numericable Group SA, Term Loan B11	8.264%	3-Month LIBOR	2.750%	7/31/25	874,010
5,338		Virgin Media Bristol LLC, Term Loan N	7.943%	1-Month LIBOR	2.500%	1/31/28	5,153,786
1,416		Zayo Group Holdings, Inc., Term Loan , (DD1)	8.458%	SOFR30A	3.000%	3/09/27	1,269,338
3,651		Ziggo Financing Partnership, Term Loan I	7.943%	SOFR30A	2.500%	4/28/28	3,596,441
		TOTAL TELECOMMUNICATION SERVICES					25,935,909

		TRANSPORTATION - 3.0% (1.8% of Total Investments)
2,922		AAdvantage Loyalty IP Ltd., Term Loan	10.294%	3-Month LIBOR	4.750%	4/20/28	3,026,277
514		Air Canada, Term Loan B	7.847%	SOFR90A	2.500%	3/21/31	516,042
136		American Airlines, Inc., Term Loan, First Lien	7.074%	SOFR90A	1.750%	1/29/27	135,947
2,165		Brown Group Holding, LLC, Term Loan B	8.084%	SOFR30A + SOFR90A	2.750%	7/01/31	2,167,811
2,272		Brown Group Holding, LLC, Term Loan B2	8.791%	SOFR30A + SOFR90A	3.500%	7/01/31	2,273,567
–		Hertz Corporation, (The), Term Loan B	8.859%	SOFR90A	3.250%	6/30/28	0
2,962		KKR Apple Bidco, LLC, Term Loan	8.208%	1-Month LIBOR	2.750%	9/25/28	2,969,889
740		PODS, LLC, Term Loan B	8.514%	3-Month LIBOR	3.000%	3/31/28	696,295
398		SkyMiles IP Ltd., Term Loan B	9.032%	3-Month LIBOR	3.750%	10/20/27	408,261
6,916		Uber Technologies, Inc., Term Loan B	8.089%	TSFR3M	2.750%	3/04/30	6,960,005
4,977		WestJet Loyalty LP, Term Loan B	9.082%	SOFR90A	3.750%	2/14/31	4,990,616
		TOTAL TRANSPORTATION					24,144,710

		UTILITIES - 1.8% (1.1% of Total Investments)
7,257		Talen Energy Supply, LLC, Term Loan B	8.827%	SOFR90A	4.500%	5/17/30	7,351,640
5,940		Talen Energy Supply, LLC, Term Loan C	9.877%	SOFR90A	4.500%	5/17/30	6,017,539
302		Vistra Operations Company LLC, Term Loan B3, First Lien	7.344%	SOFR30A	2.000%	12/20/30	302,922
539		Vistra Zero Operating Company, LLC, Term Loan B	8.097%	TSFR1M	2.750%	4/30/31	542,488
		TOTAL UTILITIES					14,214,589
		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (cost $925,992,090)					924,840,972

Principal Amount (000)		Description (a)			Coupon	Maturity	Value
		CORPORATE BONDS - 33.1% (20.3% of Total Investments)

		AUTOMOBILES & COMPONENTS - 0.7% (0.4% of Total Investments)
$ 2,699	(f),(g)	Clarios Global LP / Clarios US Finance Co			6.250%	5/15/26	$2,697,272
3,000	(f)	Ford Motor Credit Co LLC			7.200%	6/10/30	3,206,842
		TOTAL AUTOMOBILES & COMPONENTS					5,904,114

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		CAPITAL GOODS - 2.5% (1.5% of Total Investments)
$ 2,000	(g)	Chart Industries Inc	7.500%	1/01/30	$2,080,603
2,000	(g)	EMRLD Borrower LP / Emerald Co-Issuer Inc	6.625%	12/15/30	2,037,547
3,500	(g)	Husky Injection Molding Systems Ltd / Titan Co-Borrower LLC	9.000%	2/15/29	3,594,409
3,000		Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC	6.750%	4/01/32	3,043,793
4,000	(f),(g)	TK Elevator Holdco GmbH	7.625%	7/15/28	3,999,003
2,963	(f)	TransDigm Inc	4.625%	1/15/29	2,802,102
2,000	(f),(g)	Windsor Holdings III LLC	8.500%	6/15/30	2,105,012
		TOTAL CAPITAL GOODS			19,662,469

		COMMERCIAL & PROFESSIONAL SERVICES - 2.3% (1.4% of Total Investments)
3,000	(g)	Allied Universal Holdco LLC	7.875%	2/15/31	3,052,224
2,000	(g)	Allied Universal Holdco LLC / Allied Universal Finance Corp	6.625%	7/15/26	2,002,885
4,925	(f),(g)	Boost Newco Borrower LLC	7.500%	1/15/31	5,187,369
1,200	(f),(g)	GFL Environmental Inc	5.125%	12/15/26	1,189,022
2,650	(f),(g)	Prime Security Services Borrower LLC / Prime Finance Inc	6.250%	1/15/28	2,641,289
2,500	(f),(g)	Prime Security Services Borrower LLC / Prime Finance Inc	3.375%	8/31/27	2,332,939
2,316	(f),(g)	Prime Security Services Borrower LLC / Prime Finance Inc	5.750%	4/15/26	2,314,200
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			18,719,928

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.9% (0.6% of Total Investments)
3,900	(f),(g)	Academy Ltd	6.000%	11/15/27	3,861,000
3,945	(f),(g)	Michaels Cos Inc/The	7.875%	5/01/29	2,267,537
1,188	(f),(g)	PetSmart Inc / PetSmart Finance Corp	4.750%	2/15/28	1,116,166
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			7,244,703

		CONSUMER SERVICES - 1.9% (1.2% of Total Investments)
6,617	(f),(g)	1011778 BC ULC / New Red Finance Inc	4.000%	10/15/30	5,902,195
1,193	(f),(g)	1011778 BC ULC / New Red Finance Inc	3.500%	2/15/29	1,093,311
1,895	(f),(g)	Carnival Holdings Bermuda Ltd	10.375%	5/01/28	2,048,574
1,201	(f),(g)	Life Time Inc	5.750%	1/15/26	1,196,427
5,000	(f),(g)	Merlin Entertainments Group US Holdings Inc	7.375%	2/15/31	5,179,175
		TOTAL CONSUMER SERVICES			15,419,682

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.5% (0.3% of Total Investments)
4,000	(f),(g)	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	4.625%	1/15/27	3,899,813
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL			3,899,813

		ENERGY - 3.4% (2.0% of Total Investments)
2,452	(g)	Borr IHC Ltd / Borr Finance LLC	10.000%	11/15/28	2,567,593
5,000	(f),(g)	Citgo Petroleum Corp	7.000%	6/15/25	4,996,779
5,000	(f),(g)	DT Midstream Inc	4.375%	6/15/31	4,609,838
3,201	(f),(g)	Hilcorp Energy I LP / Hilcorp Finance Co	6.250%	11/01/28	3,200,182
1,000	(f)	Matador Resources Co	5.875%	9/15/26	999,589
1,201	(f),(g)	MEG Energy Corp	5.875%	2/01/29	1,186,034
2,000	(f)	Southwestern Energy Co	4.750%	2/01/32	1,868,981
4,000	(g)	Talos Production Inc	9.375%	2/01/31	4,239,397
1,500	(g)	Talos Production Inc	9.000%	2/01/29	1,580,500
1,500	(f),(g)	Weatherford International Ltd	8.625%	4/30/30	1,561,386
		TOTAL ENERGY			26,810,279

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6% (0.4% of Total Investments)
5,250	(f)	American Tower Corp	2.950%	1/15/51	3,388,737
2,000	(f)	Crown Castle Inc	2.250%	1/15/31	1,689,352
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			5,078,089

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		FINANCIAL SERVICES - 0.1% (0.1% of Total Investments)
$ 1,000	(f),(g)	LPL Holdings Inc	4.625%	11/15/27	$976,788
		TOTAL FINANCIAL SERVICES			976,788

		HEALTH CARE EQUIPMENT & SERVICES - 3.1% (1.9% of Total Investments)
6,000	(g)	CHS/Community Health Systems Inc	8.000%	12/15/27	6,003,720
3,000	(g)	CHS/Community Health Systems Inc	10.875%	1/15/32	3,224,956
1,975	(f),(g)	Mozart Debt Merger Sub Inc	3.875%	4/01/29	1,843,099
3,210	(f),(g)	Select Medical Corp	6.250%	8/15/26	3,235,081
4,118	(g)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	13.500%	6/30/28	4,591,128
5,500	(f)	Tenet Healthcare Corp	6.125%	10/01/28	5,513,764
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			24,411,748

		INSURANCE - 1.1% (0.7% of Total Investments)
2,175	(f),(g)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	4/15/28	2,185,771
625	(f),(g)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	594,780
3,000	(f),(g)	HUB International Ltd	7.250%	6/15/30	3,094,137
3,000	(g)	Panther Escrow Issuer LLC	7.125%	6/01/31	3,078,330
		TOTAL INSURANCE			8,953,018

		MATERIALS - 3.1% (1.9% of Total Investments)
3,500	(f),(g)	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC	4.000%	9/01/29	2,972,744
6,425	(f)	Ball Corp	6.000%	6/15/29	6,487,503
4,000	(f),(g)	Herens Holdco Sarl	4.750%	5/15/28	3,471,690
2,000	(f),(g)	LABL Inc	9.500%	11/01/28	2,020,486
5,000	(f),(g)	Novelis Corp	4.750%	1/30/30	4,724,340
5,190	(f),(g)	Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC	4.375%	9/30/28	4,872,117
619	(f),(g)	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc	5.375%	9/01/25	516,869
		TOTAL MATERIALS			25,065,749

		MEDIA & ENTERTAINMENT - 2.5% (1.5% of Total Investments)
7,000	(f)	Charter Communications Operating LLC / Charter	3.500%	3/01/42	4,797,807
		Communications Operating Capital
3,000	(f),(g)	Clear Channel Outdoor Holdings Inc	5.125%	8/15/27	2,905,892
1,518		iHeartCommunications Inc	6.375%	5/01/26	1,283,111
2,799	(f),(g)	McGraw-Hill Education Inc	5.750%	8/01/28	2,695,829
2,000	(g)	Virgin Media Secured Finance PLC	5.500%	5/15/29	1,862,703
6,006	(f),(g)	VZ Secured Financing BV	5.000%	1/15/32	5,262,944
1,305	(f),(g)	Ziggo Bond Co BV	6.000%	1/15/27	1,297,658
		TOTAL MEDIA & ENTERTAINMENT			20,105,944

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4% (0.2% of Total Investments)
2,000	(f)	Amgen Inc	3.150%	2/21/40	1,533,900
1,500	(f),(g)	Organon & Co / Organon Foreign Debt Co-Issuer BV	5.125%	4/30/31	1,380,445
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			2,914,345

		SOFTWARE & SERVICES - 1.2% (0.7% of Total Investments)
1,185	(g)	Open Text Holdings Inc	4.125%	12/01/31	1,054,967
3,666	(g)	Rackspace Finance LLC	3.500%	5/15/28	1,587,929
5,000	(f),(g)	Rocket Software Inc	9.000%	11/28/28	5,146,267
1,500	(f),(g)	SS&C Technologies Inc	5.500%	9/30/27	1,485,885
		TOTAL SOFTWARE & SERVICES			9,275,048

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.4% (0.3% of Total Investments)
$ 2,150	(g)	CommScope LLC	6.000%	3/01/26	$2,018,159
1,975	(f),(g)	CommScope LLC	4.750%	9/01/29	1,431,875
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			3,450,034

		TELECOMMUNICATION SERVICES - 5.6% (3.5% of Total Investments)
6,313	(f),(g)	Frontier Communications Holdings LLC	5.875%	10/15/27	6,250,875
2,000	(f)	Frontier Communications Holdings LLC	5.875%	11/01/29	1,799,997
1,978	(f),(g)	Frontier Communications Holdings LLC	6.000%	1/15/30	1,782,655
1,500	(g)	Frontier Communications Holdings LLC	8.625%	3/15/31	1,571,097
1,500	(f),(g)	Iliad Holding SASU	7.000%	10/15/28	1,503,924
12,419	(g)	Level 3 Financing Inc	10.500%	5/15/30	12,692,218
1,000	(g)	Level 3 Financing Inc	4.875%	6/15/29	705,000
4,000	(f)	T-Mobile USA Inc	3.500%	4/15/31	3,660,469
5,180	(f),(g)	Vmed O2 UK Financing I PLC	4.250%	1/31/31	4,385,855
2,000	(g)	Zayo Group Holdings Inc	4.000%	3/01/27	1,700,734
10,000	(f),(g)	Ziggo BV	4.875%	1/15/30	9,103,934
		TOTAL TELECOMMUNICATION SERVICES			45,156,758

		TRANSPORTATION - 0.8% (0.5% of Total Investments)
1,975	(f)	Delta Air Lines Inc	3.750%	10/28/29	1,831,951
3,000	(f),(g)	Mileage Plus Holdings LLC / Mileage Plus Intellectual	6.500%	6/20/27	3,026,658
		Property Assets Ltd
1,623	(f),(g)	United Airlines Inc	4.625%	4/15/29	1,533,797
		TOTAL TRANSPORTATION			6,392,406

		UTILITIES - 2.0% (1.2% of Total Investments)
1,940	(f)	Pacific Gas and Electric Co	4.550%	7/01/30	1,877,443
2,000	(f)	Pacific Gas and Electric Co	4.500%	7/01/40	1,701,320
6,318	(f)	PG&E Corp	5.000%	7/01/28	6,162,622
3,000	(f)	PG&E Corp	5.250%	7/01/30	2,898,882
3,000	(g)	Talen Energy Supply LLC	8.625%	6/01/30	3,232,886
		TOTAL UTILITIES			15,873,153
		TOTAL CORPORATE BONDS (cost $256,686,514)			265,314,068

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		ASSET-BACKED SECURITIES - 8.0% (4.9% of Total Investments)
4,500	(g),(h)	AIMCO CLO 10 Ltd, (TSFR3M reference rate + 4.250% spread), 2019 10A	9.532%	7/22/37	$4,512,074
963	(g),(h)	Carlyle US CLO 2022-4 Ltd, (TSFR3M reference rate + 6.750% spread), 2022 4A	0.000%	7/25/36	967,815
2,250	(g),(h)	Carlyle US CLO 2022-4 Ltd, (TSFR3M reference rate + 3.100% spread), 2022 4A	0.000%	7/25/36	2,258,438
1,000	(g),(h)	CIFC Funding 2020-I Ltd, (TSFR3M reference rate + 6.512% spread), 2020 1A	11.813%	7/15/36	1,008,382
2,500	(g),(h)	CIFC Funding 2021-I Ltd, (TSFR3M reference rate + 6.000% spread), 2021 1A	11.343%	7/25/37	2,478,977
1,250	(g),(h)	CIFC Funding 2021-IV Ltd ,Term Loan, (TSFR3M reference rate + 6.200% spread), 2021 4A, (WI/DD)	0.000%	7/23/37	1,256,250
6,700	(g),(h)	Elmwood CLO 26 Ltd, (TSFR3M reference rate + 6.450% spread), 2024 1A	11.741%	4/18/37	6,887,888
2,000	(g),(h)	Elmwood CLO 26 Ltd, (TSFR3M reference rate + 3.600% spread), 2024 1A	8.891%	4/18/37	2,038,216
1,000	(g),(h)	Invesco US CLO 2023-1 Ltd, (TSFR3M reference rate + 6.900% spread), 2023 1A	12.182%	4/22/37	1,016,692
4,000	(g),(h)	KKR Clo 32 Ltd, (TSFR3M reference rate + 5.300% spread), 2024 32A	10.629%	4/15/37	4,006,200

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		ASSET-BACKED SECURITIES (continued)
$ 4,000	(g),(h)	KKR CLO 40 Ltd, (TSFR3M reference rate + 7.250% spread), E 40A	12.532%	10/20/34	$4,016,168
5,750	(g),(h)	Magnetite XXXV Ltd, (TSFR3M reference rate + 7.250% spread), 2022 35A	12.535%	10/25/36	6,042,123
5,500	(g),(h)	Neuberger Berman CLO Ltd, (TSFR3M reference rate + 7.625% spread), 2023 23-53A	12.908%	10/24/32	5,591,597
4,000	(g),(h)	Neuberger Berman Loan Advisers CLO 55 Ltd, (TSFR3M reference rate + 6.500% spread), 2024 55A	11.823%	4/22/38	4,086,352
1,500	(g),(h)	Neuberger Berman Loan Advisers LaSalle Street Lending CLO II Ltd, (TSFR3M reference rate + 7.500% spread), 2024 2A	12.799%	4/20/38	1,536,958
825	(g),(h)	OHA Credit Funding 11 Ltd, (TSFR3M reference rate + 7.250% spread), 2022 11A	12.529%	7/19/33	837,114
2,000	(g),(h)	OHA Credit Partners XV Ltd, (TSFR3M reference rate + 4.500% spread), 2017 15A	9.782%	4/20/37	2,003,850
2,500	(g),(h)	RAD CLO 24 Ltd, (TSFR3M reference rate + 6.500% spread), 2024 24A	6.553%	7/20/37	2,520,907
9,250	(g),(h)	Rad CLO 7 Ltd, (TSFR3M reference rate + 4.150% spread), 2020 7A	9.436%	4/17/36	9,286,843
1,500	(g),(h)	Sixth Street CLO XXV Ltd, (TSFR3M reference rate + 6.000% spread), 2024 25A	11.323%	7/24/37	1,518,750
		TOTAL ASSET-BACKED SECURITIES (cost $62,954,696)			63,871,594

Shares		Description (a)			Value

		COMMON STOCKS - 2.0% (1.2% of Total Investments)
		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0% (0.0% of Total Investments)
196	(i),(j)	Belk Inc			$1,568
14,544	(j)	EJF SIDECAR FUND, SERIES LLC			14,544
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			16,112

		CONSUMER SERVICES - 0.1% (0.1% of Total Investments)
41,905	(j)	Cengage Learning Holdings II Inc			725,501
1,225	(j)	Crown Finance US Inc			22,969
		TOTAL CONSUMER SERVICES			748,470

		ENERGY - 0.3% (0.2% of Total Investments)
152,316	(j)	Tal Shares Quartenorth Entitlement			1,803,416
31,358	(j)	Vantage Drilling International Ltd			888,466
		TOTAL ENERGY			2,691,882

		HEALTH CARE EQUIPMENT & SERVICES - 0.1% (0.0% of Total Investments)
211,860	(i),(j)	Millennium Health LLC			21,186
198,883	(i),(j)	Millennium Health LLC			1,989
242,758	(j)	Onex Carestream Finance LP			283,299
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			306,474

		MATERIALS - 0.0% (0.0% of Total Investments)
89		LyondellBasell Industries NV, Class A			8,852
		TOTAL MATERIALS			8,852

		MEDIA & ENTERTAINMENT - 0.5% (0.3% of Total Investments)
10,159	(j)	Catalina Marketing Corp			1,321
229,662	(j)	Cineworld Group PLC			4,306,162
8	(j)	Cumulus Media Inc, Class A			16
		TOTAL MEDIA & ENTERTAINMENT			4,307,499

Shares		Description (a)		Value

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% (0.0% of Total Investments)
39,129	(j)	Bright Bidco BV		$25,434
28,645	(j)	Bright Bidco BV		18,619
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		44,053

		SOFTWARE & SERVICES - 0.3% (0.2% of Total Investments)
315,947	(j)	Avaya Inc		2,152,547
68,536	(j)	Avaya Inc		466,936
		TOTAL SOFTWARE & SERVICES		2,619,483

		UTILITIES - 0.7% (0.4% of Total Investments)
2,318	(i),(j),(k)	Vistra Vision LLC		5,578,362
		TOTAL UTILITIES		5,578,362
		TOTAL COMMON STOCKS (cost $38,433,772)		16,321,187

Shares		Description (a)		Value
		WARRANTS - 0.0% (0.0% of Total Investments)

		ENERGY - 0.0% (0.0% of Total Investments)
629		California Resources Corp		$9,882
		TOTAL ENERGY		9,882

		MEDIA & ENTERTAINMENT - 0.0% (0.0% of Total Investments)
4,644	(i)	Tenerity Inc		46
		TOTAL MEDIA & ENTERTAINMENT		46
		TOTAL WARRANTS (cost $1,109,308)		9,928
		TOTAL LONG-TERM INVESTMENTS (cost $1,285,176,380)		1,270,357,749

Shares		Description (a)	Coupon	Value
		SHORT-TERM INVESTMENTS - 4.6% (2.8% of Total Investments)

		INVESTMENT COMPANIES - 4.6% (2.8% of Total Investments)
36,632,299		BlackRock Liquidity Funds T-Fund	5.167%(l)	$36,632,299
		TOTAL INVESTMENT COMPANIES (cost $36,632,299)		36,632,299
		TOTAL SHORT-TERM INVESTMENTS (cost $36,632,299)		36,632,299
		TOTAL INVESTMENTS (cost $1,321,808,679) - 163.2%		1,306,990,048
		BORROWINGS - (26.4)% (m),(n)		(211,600,000)
		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (17.8)%(o)		(142,812,028)
		TFP SHARES, NET - (17.4)%(p)		(139,215,436)
		OTHER ASSETS & LIABILITIES, NET - (1.6)%		(12,327,218)
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$801,035,366
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(c)
Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

JQC	Nuveen Credit Strategies Income Fund (continued) Portfolio of Investments July 31, 2024

(d)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $191,214,586 have been pledged as collateral for reverse repurchase agreements.

(g)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $272,637,497 or 20.9% of Total Investments.

(h)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(i)	For fair value measurement disclosure purposes, investment classified as Level 3.
(j)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(k)
On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”). ENGH has been merged into a newly formed subsidiary of Vistra, Vistra Vision. In connection with the transaction, holders of ENGH common stock received a combination of cash and membership interests in Vistra Vision. These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity. On September 18, 2024, Vistra and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its membership interest in Vistra Vision, Nuveen will receive a series of cash payments from Vistra over a two-year
period from December 2024 through December 2026.

(l)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.
(m)	Borrowings as a percentage of Total Investments is 16.2%.
(n)
The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(o)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 10.9%.
(p)	TFP Shares, Net as a percentage of Total Investments is 10.7%.
DD1	Portion of investment purchased on a delayed delivery basis.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust
SOFR
180A	180 Day Average Secured Overnight Financing Rate
SOFR
30A	30 Day Average Secured Overnight Financing Rate
SOFR
90A	90 Day Average Secured Overnight Financing Rate
TBD
Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR
1M	CME Term SOFR 1 Month
TSFR
3M	CME Term SOFR 3 Month
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value
		LONG-TERM INVESTMENTS - 159.6% (99.8% of Total Investments) $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 87.3% (54.6% of Total Investments)

		AUTOMOBILES & COMPONENTS - 0.9% (0.5% of Total Investments)
$ 14,869		General Motors Financial Co Inc	5.750%	N/A (b)	$14,117,973
8,014		General Motors Financial Co Inc	5.700%	N/A (b)	7,602,734
		TOTAL AUTOMOBILES & COMPONENTS			21,720,707

		BANKS - 38.4% (24.1% of Total Investments)
10,850		Bank of America Corp	4.375%	N/A (b)	10,247,394
18,235		Bank of America Corp	6.250%	N/A (b)	18,218,125
45,134		Bank of America Corp	6.125%	N/A (b)	45,215,738
4,450		Bank of America Corp	6.300%	N/A (b)	4,466,590
21,820	(c)	Bank of America Corp	6.500%	N/A (b)	21,761,806
6,955	(c)	Bank of America Corp	6.100%	N/A (b)	6,933,921
8,080		Bank of Montreal	7.700%	5/26/84	8,316,671
10,550	(d)	Bank of Nova Scotia/The	8.625%	10/27/82	11,175,626
9,650	(d)	Bank of Nova Scotia/The	8.000%	1/27/84	10,107,148
3,000		Bank of Nova Scotia/The	4.900%	N/A (b)	2,945,704
14,589		Citigroup Inc	5.950%	N/A (b)	14,484,607
27,500	(c)	Citigroup Inc	3.875%	N/A (b)	26,062,877
33,702		Citigroup Inc	7.125%	N/A (b)	33,727,486
22,389		Citigroup Inc	6.250%	N/A (b)	22,378,144
32,448		Citigroup Inc	7.625%	N/A (b)	33,745,315
7,175		Citigroup Inc	7.375%	N/A (b)	7,357,581
19,799		Citigroup Inc	4.000%	N/A (b)	18,953,949
16,219		Citigroup Inc	7.000%	N/A (b)	16,452,664
10,740		Citigroup Inc	4.150%	N/A (b)	9,958,856
7,000	(e)	Citizens Financial Group Inc (TSFR3M reference rate + 3.265% spread)	8.579%	N/A (b)	6,944,727
3,976		Citizens Financial Group Inc	5.650%	N/A (b)	3,900,512
5,529	(e)	Citizens Financial Group Inc (TSFR3M reference rate + 3.419% spread)	8.733%	N/A (b)	5,485,856
9,515		Citizens Financial Group Inc	4.000%	N/A (b)	8,630,509
14,700	(d)	CoBank ACB	6.450%	N/A (b)	14,595,135
17,983		CoBank ACB	6.250%	N/A (b)	17,773,842
5,800	(e),(f)	Corestates Capital III (TSFR3M reference rate + 0.832% spread)	6.154%	2/15/27	5,670,849
6,450	(d),(f)	Farm Credit Bank of Texas	6.200%	N/A (b)	6,095,250
3,060	(f)	Farm Credit Bank of Texas	5.700%	N/A (b)	3,025,531
1,225		Fifth Third Bancorp	4.500%	N/A (b)	1,190,520
16,256	(e)	Fifth Third Bancorp (TSFR3M reference rate + 3.295% spread)	8.626%	N/A (b)	16,111,634
18,714	(d),(e)	First Citizens BancShares Inc/NC (TSFR3M reference rate + 4.234% spread)	9.573%	N/A (b)	19,024,971
910		Goldman Sachs Group Inc/The	4.400%	N/A (b)	891,469
32,314	(d),(f)	HSBC Capital Funding Dollar 1 LP	10.176%	N/A (b)	39,852,953
20,300		Huntington Bancshares Inc/OH	5.625%	N/A (b)	19,444,215
25,000		Huntington Bancshares Inc/OH	4.450%	N/A (b)	23,000,530
59,179		JPMorgan Chase & Co	6.875%	N/A (b)	61,146,905
3,600		JPMorgan Chase & Co	8.750%	9/01/30	4,310,090
6,700		JPMorgan Chase & Co	6.100%	N/A (b)	6,661,635
13,830		JPMorgan Chase & Co	3.650%	N/A (b)	13,132,879
2,800		KeyCorp	5.000%	N/A (b)	2,559,717
8,000		KeyCorp Capital III	7.750%	7/15/29	8,326,945
2,000	(e)	M&T Bank Corp (TSFR3M reference rate + 1.262% spread)	6.563%	1/15/27	1,889,302
2,395		M&T Bank Corp	5.125%	N/A (b)	2,287,688

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		BANKS (continued)
$ 5,960		M&T Bank Corp	3.500%	N/A (b)	$5,137,906
2,923		PNC Financial Services Group Inc/The	5.000%	N/A (b)	2,797,353
34,335	(c)	PNC Financial Services Group Inc/The	6.250%	N/A (b)	33,471,341
15,580	(e)	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.302% spread)	8.648%	N/A (b)	15,610,584
6,605		PNC Financial Services Group Inc/The	6.000%	N/A (b)	6,511,885
18,235	(c)	PNC Financial Services Group Inc/The	6.200%	N/A (b)	18,187,663
9,520		PNC Financial Services Group Inc/The	3.400%	N/A (b)	8,511,665
5,855		Regions Financial Corp	5.750%	N/A (b)	5,794,456
32,700		Toronto-Dominion Bank/The	8.125%	10/31/82	34,092,987
6,687		Truist Financial Corp	5.100%	N/A (b)	6,245,652
52,724	(c)	Truist Financial Corp	4.800%	N/A (b)	51,933,377
16,800		Truist Financial Corp	4.950%	N/A (b)	16,466,087
8,955	(e)	Truist Financial Corp (TSFR3M reference rate + 3.364% spread)	8.703%	N/A (b)	8,990,847
4,465		US Bancorp	5.300%	N/A (b)	4,330,684
32,610		Wells Fargo & Co	6.850%	N/A (b)	33,002,277
20,133		Wells Fargo & Co	5.875%	N/A (b)	20,050,229
7,295		Wells Fargo & Co	7.625%	N/A (b)	7,759,482
57,197	(d)	Wells Fargo & Co	3.900%	N/A (b)	54,864,880
24,770	(d)	Wells Fargo & Co	7.950%	11/15/29	28,244,462
10,021	(e)	Zions Bancorp NA (3-Month LIBOR reference rate + 4.440% spread)	10.041%	N/A (b)	9,879,925
		TOTAL BANKS			986,347,608

		CAPITAL GOODS - 2.0% (1.3% of Total Investments)
18,093	(d),(f)	AerCap Global Aviation Trust	6.500%	6/15/45	18,069,550
12,185		AerCap Holdings NV	5.875%	10/10/79	12,154,489
13,660		Air Lease Corp	4.650%	N/A (b)	13,185,316
8,474	(d),(f)	ILFC E-Capital Trust I	7.409%	12/21/65	7,155,253
1,960	(f)	ILFC E-Capital Trust I	7.159%	12/21/65	1,626,926
		TOTAL CAPITAL GOODS			52,191,534

		ENERGY - 4.2% (2.6% of Total Investments)
22,395	(d)	Enbridge Inc	5.750%	7/15/80	21,247,256
17,308	(d)	Enbridge Inc	8.500%	1/15/84	18,929,188
17,110	(d)	Enbridge Inc	7.625%	1/15/83	17,778,642
2,798		Enbridge Inc	5.500%	7/15/77	2,660,689
1,695		Enbridge Inc	6.000%	1/15/77	1,651,052
11,114		Energy Transfer LP	7.125%	N/A (b)	11,078,575
6,615		Energy Transfer LP	6.500%	N/A (b)	6,571,820
4,990		Energy Transfer LP	8.000%	5/15/54	5,312,350
2,550		Energy Transfer LP	6.625%	N/A (b)	2,500,048
16,135		Transcanada Trust	5.600%	3/07/82	14,965,385
3,490		Transcanada Trust	5.875%	8/15/76	3,410,935
2,468	(d)	Transcanada Trust	5.500%	9/15/79	2,294,379
		TOTAL ENERGY			108,400,319

		FINANCIAL SERVICES - 16.4% (10.2% of Total Investments)
16,042		AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950%	3/10/55	16,221,709
12,644		Ally Financial Inc	4.700%	N/A (b)	11,592,133
14,240	(d)	Ally Financial Inc	4.700%	N/A (b)	11,818,286
4,875	(f)	American AgCredit Corp	5.250%	N/A (b)	4,728,750
45,903	(c)	American Express Co	3.550%	N/A (b)	42,860,751
27,600		Bank of New York Mellon Corp/The	3.750%	N/A (b)	25,468,629
14,778	(c)	Bank of New York Mellon Corp/The	4.700%	N/A (b)	14,525,751
3,015	(f)	Capital Farm Credit ACA	5.000%	N/A (b)	2,909,475
17,115	(d)	Capital One Financial Corp	3.950%	N/A (b)	15,796,255
41,640	(c)	Charles Schwab Corp/The	4.000%	N/A (b)	38,885,089

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		FINANCIAL SERVICES (continued)
$ 30,020	(d)	Charles Schwab Corp/The	5.375%	N/A (b)	$29,668,688
1,350	(f)	Compeer Financial ACA	4.875%	N/A (b)	1,302,750
3,989		Corebridge Financial Inc	6.875%	12/15/52	4,060,832
1,610		Discover Financial Services	5.500%	N/A (b)	1,453,275
13,510		Discover Financial Services	6.125%	N/A (b)	13,409,540
8,100		Equitable Holdings Inc	4.950%	N/A (b)	7,950,364
20,500	(c)	Goldman Sachs Group Inc/The	3.650%	N/A (b)	18,941,517
8,120		Goldman Sachs Group Inc/The	5.300%	N/A (b)	8,037,998
7,600		Goldman Sachs Group Inc/The	4.950%	N/A (b)	7,526,809
27,937		Goldman Sachs Group Inc/The	5.500%	N/A (b)	27,860,547
28,394		Goldman Sachs Group Inc/The	7.500%	N/A (b)	29,264,588
1,955	(e)	Goldman Sachs Group Inc/The (TSFR3M reference rate + 3.136% spread)	8.461%	N/A (b)	1,956,249
1,915		Goldman Sachs Group Inc/The	4.125%	N/A (b)	1,792,870
32,355		Goldman Sachs Group Inc/The	7.500%	N/A (b)	33,847,989
925		Goldman Sachs Group Inc/The	3.800%	N/A (b)	868,552
16,795		State Street Corp	6.700%	N/A (b)	16,812,887
27,956	(c)	Voya Financial Inc	7.758%	N/A (b)	29,406,301
		TOTAL FINANCIAL SERVICES			418,968,584

		FOOD, BEVERAGE & TOBACCO - 2.3% (1.4% of Total Investments)
10,855	(f)	Dairy Farmers of America Inc	7.125%	N/A (b)	10,975,490
30,110	(f)	Land O’ Lakes Inc	8.000%	N/A (b)	26,459,163
16,840	(f)	Land O’ Lakes Inc	7.250%	N/A (b)	13,892,796
9,260	(f)	Land O’ Lakes Inc	7.000%	N/A (b)	7,176,614
		TOTAL FOOD, BEVERAGE & TOBACCO			58,504,063

		INSURANCE - 13.2% (8.2% of Total Investments)
1,895		Aegon Ltd	5.500%	4/11/48	1,845,168
9,010	(d)	American International Group Inc	5.750%	4/01/48	8,891,899
17,894	(d)	Assurant Inc	7.000%	3/27/48	18,198,291
14,909	(d),(f)	Assured Guaranty Municipal Holdings Inc	6.400%	12/15/36	13,313,001
3,725	(d)	AXIS Specialty Finance LLC	4.900%	1/15/40	3,471,936
14,208		Enstar Finance LLC	5.500%	1/15/42	12,695,958
5,695		Enstar Finance LLC	5.750%	9/01/40	5,467,170
19,860	(d),(f)	Liberty Mutual Group Inc	7.800%	3/15/37	21,298,519
23,055	(d)	Markel Group Inc	6.000%	N/A (b)	22,917,910
43,519	(d),(f)	MetLife Inc	9.250%	4/08/38	50,994,433
20,900	(d),(f)	MetLife Inc	7.875%	12/15/37	22,599,504
15,160		MetLife Inc	3.850%	N/A (b)	14,695,561
3,000		MetLife Inc	10.750%	8/01/39	4,052,052
2,215		MetLife Inc	5.875%	N/A (b)	2,204,769
31,688	(d)	Nationwide Financial Services Inc	6.750%	5/15/37	32,105,584
13,185	(d)	PartnerRe Finance B LLC	4.500%	10/01/50	12,009,342
8,238	(d)	Provident Financing Trust I	7.405%	3/15/38	8,792,677
7,770		Prudential Financial Inc	6.500%	3/15/54	7,921,554
7,370		Prudential Financial Inc	3.700%	10/01/50	6,494,112
4,156		Prudential Financial Inc	5.375%	5/15/45	4,108,413
3,000		Prudential Financial Inc	6.000%	9/01/52	3,008,499
2,890		Prudential Financial Inc	5.125%	3/01/52	2,718,125
34,725		QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	34,711,475
3,900	(f)	QBE Insurance Group Ltd	5.875%	N/A (b)	3,863,988
11,975	(d),(f)	SBL Holdings Inc	7.000%	N/A (b)	10,616,487
10,440	(f)	SBL Holdings Inc	6.500%	N/A (b)	8,739,554
		TOTAL INSURANCE			337,735,981

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		MEDIA & ENTERTAINMENT - 0.4% (0.3% of Total Investments)
$ 7,694	(f)	Farm Credit Bank of Texas	7.750%	N/A (b)	$7,834,553
4,065		Paramount Global	6.375%	3/30/62	3,732,177
		TOTAL MEDIA & ENTERTAINMENT			11,566,730

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4% (0.3% of Total Investments)
10,092	(f)	EUSHI Finance Inc	7.625%	12/15/54	10,282,090
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			10,282,090

		TELECOMMUNICATION SERVICES - 1.1% (0.7% of Total Investments)
24,020	(d)	Vodafone Group PLC	7.000%	4/04/79	24,866,225
2,315		Vodafone Group PLC	4.125%	6/04/81	2,037,623
		TOTAL TELECOMMUNICATION SERVICES			26,903,848

		UTILITIES - 8.0% (5.0% of Total Investments)
5,020	(d),(f)	AES Andes SA	6.350%	10/07/79	4,958,248
4,975	(f)	AES Andes SA	8.150%	6/10/55	5,078,858
5,916		AES Corp/The	7.600%	1/15/55	6,020,010
10,915	(d)	American Electric Power Co Inc	3.875%	2/15/62	10,157,953
16,200	(d)	CMS Energy Corp	3.750%	12/01/50	13,597,760
1,285		CMS Energy Corp	4.750%	6/01/50	1,185,810
6,029		Dominion Energy Inc	7.000%	6/01/54	6,331,642
32,149	(c)	Duke Energy Corp	4.875%	N/A (b)	31,931,721
1,155		Edison International	5.375%	N/A (b)	1,128,604
4,680		Edison International	5.000%	N/A (b)	4,497,733
38,805	(d)	Emera Inc	6.750%	6/15/76	38,601,324
16,384		Entergy Corp	7.125%	12/01/54	16,391,504
13,706		NextEra Energy Capital Holdings Inc	6.750%	6/15/54	14,246,880
13,190		Sempra	4.875%	N/A (b)	12,920,628
8,976		Sempra	4.125%	4/01/52	8,282,176
6,440		Southern Co/The	4.000%	1/15/51	6,255,041
12,725	(f)	Vistra Corp	8.000%	N/A (b)	13,025,705
1,745	(f)	Vistra Corp	7.000%	N/A (b)	1,755,023
7,365	(f)	Vistra Corp	8.875%	N/A (b)	7,740,482
		TOTAL UTILITIES			204,107,102
		TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED (cost $2,227,109,533)			2,236,728,566

Principal Amount (000)		Description (a),(g)	Coupon	Maturity	Value
		CONTINGENT CAPITAL SECURITIES - 49.8% (31.1% of Total Investments)

		BANKS - 41.0% (25.7% of Total Investments)
$ 4,825	(f)	Australia & New Zealand Banking Group Ltd/United Kingdom	6.750%	N/A (b)	$4,871,503
25,662		Banco Bilbao Vizcaya Argentaria SA	9.375%	N/A (b)	27,669,356
17,520	(d)	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (b)	16,482,264
27,415	(c)	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (b)	27,308,847
3,120	(d),(f)	Banco Mercantil del Norte SA/Grand Cayman	7.625%	N/A (b)	3,120,565
5,440	(d),(f)	Banco Mercantil del Norte SA/Grand Cayman	7.500%	N/A (b)	5,358,057
21,705	(c)	Banco Santander SA	4.750%	N/A (b)	20,005,739
16,400		Banco Santander SA	8.000%	N/A (b)	16,569,496
37,400		Banco Santander SA	9.625%	N/A (b)	42,686,864
30,085		Barclays PLC	8.000%	N/A (b)	30,898,739
14,778		Barclays PLC	6.125%	N/A (b)	14,588,938
61,785		Barclays PLC	9.625%	N/A (b)	67,475,522
31,655	(c),(f)	BNP Paribas SA	8.500%	N/A (b)	33,202,550
38,609	(f)	BNP Paribas SA	8.000%	N/A (b)	39,673,636
28,795	(d),(f)	BNP Paribas SA	9.250%	N/A (b)	30,894,875

Principal Amount (000)		Description (a),(g)	Coupon	Maturity	Value

		BANKS (continued)
$ 43,585	(f)	BNP Paribas SA	7.750%	N/A (b)	$44,892,450
8,427	(f)	BNP Paribas SA	7.375%	N/A (b)	8,460,851
7,595	(f)	BNP Paribas SA	7.000%	N/A (b)	7,614,008
4,466	(d)	Credit Agricole SA, Reg S	8.125%	N/A (b)	4,555,338
3,925	(f)	Credit Agricole SA	4.750%	N/A (b)	3,500,228
45,870	(d),(f)	Credit Agricole SA	8.125%	N/A (b)	46,787,583
10,713		HSBC Holdings PLC	6.500%	N/A (b)	10,600,488
3,000		HSBC Holdings PLC	4.600%	N/A (b)	2,600,650
30,405	(c)	HSBC Holdings PLC	8.000%	N/A (b)	32,136,048
37,564	(c)	HSBC Holdings PLC	6.375%	N/A (b)	37,513,217
36,120	(d)	HSBC Holdings PLC	6.000%	N/A (b)	35,359,114
16,750		ING Groep NV, Reg S	7.500%	N/A (b)	17,043,125
30,760	(c)	ING Groep NV	5.750%	N/A (b)	29,816,093
36,830	(c)	ING Groep NV	6.500%	N/A (b)	36,696,499
32,590	(f)	Intesa Sanpaolo SpA	7.700%	N/A (b)	32,550,076
21,165		Lloyds Banking Group PLC	7.500%	N/A (b)	21,239,480
4,500		Lloyds Banking Group PLC	6.750%	N/A (b)	4,506,426
33,636		Lloyds Banking Group PLC	8.000%	N/A (b)	34,924,932
9,005	(d),(f)	Macquarie Bank Ltd/London	6.125%	N/A (b)	8,881,858
43,938		NatWest Group PLC	6.000%	N/A (b)	43,370,914
5,400		NatWest Group PLC	8.125%	N/A (b)	5,591,500
23,805	(d)	NatWest Group PLC	8.000%	N/A (b)	24,066,569
35,090	(d),(f)	Nordea Bank Abp	6.125%	N/A (b)	35,010,226
17,060	(f)	Nordea Bank Abp	6.625%	N/A (b)	16,998,173
33,667	(f)	Societe Generale SA	10.000%	N/A (b)	35,546,124
14,545	(f)	Societe Generale SA	9.375%	N/A (b)	14,918,268
54,103	(d),(f)	Societe Generale SA	8.000%	N/A (b)	54,327,582
8,430	(f)	Societe Generale SA	8.500%	N/A (b)	8,231,168
3,046	(f)	Standard Chartered PLC	6.000%	N/A (b)	3,026,963
7,585	(f)	Standard Chartered PLC	7.750%	N/A (b)	7,753,751
		TOTAL BANKS			1,049,326,653

		FINANCIAL SERVICES - 8.8% (5.4% of Total Investments)
30,215	(c)	Deutsche Bank AG	6.000%	N/A (b)	28,954,331
21,600		Deutsche Bank AG	7.500%	N/A (b)	21,362,044
9,200		Deutsche Bank AG, Reg S	4.789%	N/A (b)	8,832,000
42,350	(f)	UBS Group AG	9.250%	N/A (b)	47,925,589
41,023		UBS Group AG, Reg S	6.875%	N/A (b)	40,920,443
23,385	(f)	UBS Group AG	9.250%	N/A (b)	25,459,717
18,000	(d),(f)	UBS Group AG	4.875%	N/A (b)	16,951,959
13,310	(f)	UBS Group AG	7.750%	N/A (b)	13,681,163
13,675		UBS Group AG, Reg S	7.000%	N/A (b)	13,675,000
10,000	(d)	UBS Group AG, Reg S	3.875%	N/A (b)	9,345,502
		TOTAL FINANCIAL SERVICES			227,107,748
		TOTAL CONTINGENT CAPITAL SECURITIES (cost $1,242,339,352)			1,276,434,401

Shares		Description (a)	Coupon		Value
		$25 PAR (OR SIMILAR) RETAIL PREFERRED - 16.3% (10.2% of Total Investments)

		BANKS - 3.7% (2.3% of Total Investments)
107,564		CoBank ACB	6.200%		$10,570,805
174,700	(d),(f)	Farm Credit Bank of Texas	9.611%		17,442,869
304,913		Fifth Third Bancorp	9.296%		7,912,492
825,668		KeyCorp	6.125%		19,667,412
659,461		KeyCorp	6.200%		15,121,441
490,729		Regions Financial Corp	6.375%		12,361,463
517,064		Regions Financial Corp	5.700%		11,954,520

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Shares		Description (a)	Coupon	Value

		BANKS (continued)
5,992		Regions Financial Corp	4.450%	$106,238
		TOTAL BANKS		95,137,240

		CAPITAL GOODS - 0.4% (0.3% of Total Investments)
219,386		Air Lease Corp	9.241%	5,636,027
218,500		WESCO International Inc	10.625%	5,702,850
		TOTAL CAPITAL GOODS		11,338,877
		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6% (0.4% of Total Investments)
85,181		Prologis Inc	8.540%	4,775,561
304,180		Public Storage	4.000%	5,317,066
112,196		Public Storage	4.125%	2,056,553
49,813		Public Storage	4.100%	897,630
39,431		Public Storage	4.750%	823,714
29,932		Public Storage	3.875%	505,851
28,192		Public Storage	4.000%	491,668
18,628		Public Storage	3.950%	327,294
14,377		Public Storage	4.700%	296,885
7,735		Public Storage	3.900%	132,346
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		15,624,568

		FINANCIAL SERVICES - 4.3% (2.7% of Total Investments)
146,670		Capital One Financial Corp	5.000%	2,864,465
381,058		Equitable Holdings Inc	5.250%	8,360,413
145,721		Equitable Holdings Inc	4.300%	2,631,721
842,201		Morgan Stanley	5.850%	20,549,704
774,375		Morgan Stanley	6.625%	20,025,338
746,004		Morgan Stanley	6.875%	18,821,681
671,854		Morgan Stanley	7.125%	17,038,217
116,785		Morgan Stanley	6.375%	2,931,304
79,400		Morgan Stanley	6.500%	2,040,580
144,314		Synchrony Financial	5.625%	2,815,566
494,554		Voya Financial Inc	5.350%	12,101,736
		TOTAL FINANCIAL SERVICES		110,180,725

		FOOD, BEVERAGE & TOBACCO - 1.6% (1.0% of Total Investments)
711,041		CHS Inc	6.750%	17,605,375
577,198		CHS Inc	7.100%	14,626,197
152,883		CHS Inc	7.875%	4,020,823
56,400	(d),(f)	Dairy Farmers of America Inc	7.875%	5,464,103
		TOTAL FOOD, BEVERAGE & TOBACCO		41,716,498

		INSURANCE - 4.5% (2.8% of Total Investments)
753,900		American National Group Inc	5.950%	18,508,245
334,249		American National Group Inc	6.625%	8,306,088
462,365	(d)	Aspen Insurance Holdings Ltd	9.653%	11,827,297
124,080		Aspen Insurance Holdings Ltd	5.625%	2,475,396
96,786		Assurant Inc	5.250%	2,045,088
876,205		Athene Holding Ltd	6.350%	21,247,971
206,658		Athene Holding Ltd	7.750%	5,335,910
621,947		Athene Holding Ltd	6.375%	15,436,724
80,000		Axis Capital Holdings Ltd	5.500%	1,700,800
63,400		Delphi Financial Group Inc	8.774%	1,505,750
342,645		Enstar Group Ltd	7.000%	7,195,545
219,645		Maiden Holdings North America Ltd	7.750%	3,821,823
207,319		Reinsurance Group of America Inc	7.125%	5,357,123
300,532		Reinsurance Group of America Inc	5.750%	7,570,401
88,536		Selective Insurance Group Inc	4.600%	1,615,782
20,000		W R Berkley Corp	4.125%	370,200
17,555		W R Berkley Corp	5.700%	428,517

Shares		Description (a)	Coupon		Value

		INSURANCE (continued)
8,091		W R Berkley Corp	5.100%		$173,633
		TOTAL INSURANCE			114,922,293

		TELECOMMUNICATION SERVICES - 0.6% (0.3% of Total Investments)
686,314	(d)	AT&T Inc	4.750%		13,650,785
20,680		AT&T Inc	5.000%		428,283
5,341		AT&T Inc	5.625%		126,208
		TOTAL TELECOMMUNICATION SERVICES			14,205,276

		UTILITIES - 0.6% (0.4% of Total Investments)
69,380		CMS Energy Corp	5.875%		1,664,426
17,738		CMS Energy Corp	5.875%		428,018
2,126		CMS Energy Corp	5.625%		50,769
196,026		DTE Energy Co	5.250%		4,524,280
204,489		NextEra Energy Capital Holdings Inc	5.650%		4,977,262
86,891		Southern Co/The	5.250%		2,006,313
76,093		Southern Co/The	4.950%		1,655,784
		TOTAL UTILITIES			15,306,852
		TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED (cost $435,404,295)			418,432,329

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		CORPORATE BONDS - 5.2% (3.3% of Total Investments)

		BANKS - 0.9% (0.6% of Total Investments)
$ 24,100	(f)	Standard Chartered PLC	7.014%	1/25/70 (b)	$24,505,555
		TOTAL BANKS			24,505,555

		ENERGY - 0.1% (0.1% of Total Investments)
1,900		Enbridge Inc	8.250%	1/15/84	1,992,633
		TOTAL ENERGY			1,992,633

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6% (0.4% of Total Investments)
16,100	(d),(f)	Scentre Group Trust 2	5.125%	9/24/80	15,194,926
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			15,194,926

		FINANCIAL SERVICES - 1.0% (0.6% of Total Investments)
18,750		Credit Suisse Group AG	0.000%	1/17/72	2,062,500
13,505		Credit Suisse Group AG	7.500%	6/11/72	1,485,550
10,229		Credit Suisse Group AG	7.250%	3/12/72	1,125,190
9,090		Credit Suisse Group AG	6.380%	2/21/72	999,900
8,455		Credit Suisse Group AG	7.500%	1/17/72	930,050
7,500	(f)	Depository Trust & Clearing Corp/The	3.375%	12/20/72 (b)	7,010,596
12,800	(f)	Scentre Group Trust 2	4.750%	9/24/80	12,445,362
		TOTAL FINANCIAL SERVICES			26,059,148

		INSURANCE - 2.6% (1.6% of Total Investments)
12,400	(d)	Allianz SE, Reg S	3.500%	4/30/73 (b)	11,737,462
10,500	(f)	Allianz SE	3.500%	4/30/73 (b)	9,938,980
6,210		Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.750%	8/15/50	6,164,828
2,670	(f)	Fidelis Insurance Holdings Ltd	6.625%	4/01/41	2,646,637
7,900		Legal & General Group PLC, Reg S	5.250%	3/21/47	7,751,717
6,150	(d),(f)	Liberty Mutual Insurance Co	7.697%	10/15/97	7,100,656
5,000		QBE Insurance Group Ltd, Reg S	5.875%	6/17/46	4,971,418
8,700		Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	8,473,713

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		INSURANCE (continued)
$ 8,000		Zurich Finance Ireland Designated Activity Co, Reg S	3.500%	5/02/52	$6,872,368
		TOTAL INSURANCE			65,657,779
		TOTAL CORPORATE BONDS (cost $188,904,676)			133,410,041

Shares		Description (a)	Coupon		Value
		CONVERTIBLE PREFERRED SECURITIES - 0.8% (0.5% of Total Investments)

		BANKS - 0.8% (0.5% of Total Investments)
5,849		Bank of America Corp	7.250%		$7,001,311
11,949		Wells Fargo & Co	7.500%		14,371,660
		TOTAL BANKS			21,372,971
		TOTAL CONVERTIBLE PREFERRED SECURITIES (cost $24,885,225)			21,372,971

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.2% (0.1% of Total Investments)
$ 4,883		CoBank ACB	7.250%	7/01/73	$4,984,469
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (cost $4,883,000)			4,984,469

Shares		Description (a)			Value
		COMMON STOCKS - 0.0% (0.0% of Total Investments)

		MATERIALS - 0.0% (0.0% of Total Investments)
60		LyondellBasell Industries NV, Class A			$5,968
		TOTAL MATERIALS			5,968
		TOTAL COMMON STOCKS (cost $–)			5,968
		TOTAL LONG-TERM INVESTMENTS (cost $4,123,526,081)			4,091,368,745

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 0.3% (0.2% of Total Investments)
		REPURCHASE AGREEMENTS - 0.3% (0.2% of Total Investments)
$ 7,325	(h)	Fixed Income Clearing Corporation	5.290%	8/01/24	$7,325,000
201	(i)	Fixed Income Clearing Corporation	1.600%	8/01/24	200,757
		TOTAL REPURCHASE AGREEMENTS (cost $7,525,757)			7,525,757
		TOTAL SHORT-TERM INVESTMENTS (cost $7,525,757)			7,525,757

		TOTAL INVESTMENTS (cost $4,131,051,838) - 159.9%			4,098,894,502
		BORROWINGS - (26.9)% (j),(k)			(689,000,000)
		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (17.8)%(l)			(456,582,824)
		TFP SHARES, NET - (16.3)%(m)			(418,465,714)
		OTHER ASSETS & LIABILITIES, NET - 1.1%			29,025,444
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$2,563,871,408

Investments in Derivatives
Interest Rate Swaps - OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(n)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$798,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$21,826,966	$21,826,966
Morgan Stanley Capital Services, LLC	138,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	4,597,390	4,597,390
Total										$26,424,356
Futures Contracts - Long

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury 10-Year Note	1,854	9/24	$201,404,377	$207,300,375	$5,895,998
U.S. Treasury Ultra Bond	145	9/24	17,891,204	18,555,469	664,265

Total			$219,295,581	$225,855,844	$6,560,263

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Perpetual security. Maturity date is not applicable.
(c)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $491,049,338.
(d)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $515,041,804 have been pledged as collateral for reverse repurchase agreements.

(e)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(f)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $982,430,402 or 24.0% of Total Investments.

(g)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(h)
Agreement with Fixed Income Clearing Corporation, 5.290% dated 7/31/24 to be repurchased at $7,326,076 on 8/1/24, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 11/15/43, valued at $7,471,648.

(i)
Agreement with Fixed Income Clearing Corporation, 1.600% dated 7/31/24 to be repurchased at $200,766 on 8/1/24, collateralized by Government Agency Securities, with coupon rate 4.875% and maturity date 5/31/26, valued at $204,947.

(j)	Borrowings as a percentage of Total Investments is 16.8%.
(k)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,571,215,873 have been pledged as collateral for borrowings.

(l)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 11.1%.
(m)	TFP Shares, Net as a percentage of Total Investments is 10.2%.
(n)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust
TSFR
3M	CME Term SOFR 3 Month

See Notes to Financial Statements

JPI	Nuveen Preferred Securities & Income Opportunities Fund Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		LONG-TERM INVESTMENTS - 101.7% (97.7% of Total Investments) $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 58.2% (56.0% of Total Investments)

		AUTOMOBILES & COMPONENTS - 1.1% (1.1% of Total Investments)
$ 3,900		General Motors Financial Co Inc	5.700%	N/A (b)	$3,699,858
1,483	(c)	General Motors Financial Co Inc	5.750%	N/A (b)	1,408,094
		TOTAL AUTOMOBILES & COMPONENTS			5,107,952

		BANKS - 21.9% (21.0% of Total Investments)
1,210		Bank of America Corp	6.100%	N/A (b)	1,206,333
1,990		Bank of America Corp	6.250%	N/A (b)	1,988,158
600	(c)	Bank of America Corp	5.875%	N/A (b)	591,647
1,520		Bank of America Corp	6.500%	N/A (b)	1,515,946
1,970		Bank of America Corp	4.375%	N/A (b)	1,860,587
3,150		Bank of America Corp	6.300%	N/A (b)	3,161,743
800		Bank of Montreal	7.700%	5/26/84	823,433
975		Bank of Nova Scotia/The	8.000%	1/27/84	1,021,188
1,695		Citigroup Inc	4.150%	N/A (b)	1,571,719
2,870	(d)	Citigroup Inc	6.250%	N/A (b)	2,868,608
1,785		Citigroup Inc	7.625%	N/A (b)	1,856,367
3,955		Citigroup Inc	7.125%	N/A (b)	3,957,991
4,308	(c)	Citigroup Inc	5.950%	N/A (b)	4,277,174
1,315	(d)	Citigroup Inc	7.375%	N/A (b)	1,348,463
1,853		Citigroup Inc	7.000%	N/A (b)	1,879,696
1,070		Citizens Financial Group Inc	4.000%	N/A (b)	970,535
880	(e)	Citizens Financial Group Inc (TSFR3M reference rate + 3.419% spread)	8.733%	N/A (b)	873,133
1,065		Fifth Third Bancorp	4.500%	N/A (b)	1,035,024
275	(e)	Fifth Third Bancorp (TSFR3M reference rate + 3.295% spread)	8.626%	N/A (b)	272,558
1,835	(e)	First Citizens BancShares Inc/NC (TSFR3M reference rate + 4.234% spread)	9.573%	N/A (b)	1,865,492
850		Goldman Sachs Group Inc/The	4.400%	N/A (b)	832,691
5,740		Huntington Bancshares Inc/OH	5.625%	N/A (b)	5,498,019
6,147	(c)	JPMorgan Chase & Co	6.875%	N/A (b)	6,351,409
985		JPMorgan Chase & Co	3.650%	N/A (b)	935,350
1,715		JPMorgan Chase & Co	6.100%	N/A (b)	1,705,180
4,315	(d)	PNC Financial Services Group Inc/The	6.250%	N/A (b)	4,206,461
1,407		PNC Financial Services Group Inc/The	5.000%	N/A (b)	1,346,519
2,130		PNC Financial Services Group Inc/The	3.400%	N/A (b)	1,904,396
2,755	(e)	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.302% spread)	8.648%	N/A (b)	2,760,408
1,760		PNC Financial Services Group Inc/The	6.000%	N/A (b)	1,735,188
945		PNC Financial Services Group Inc/The	6.200%	N/A (b)	942,547
1,625		Regions Financial Corp	5.750%	N/A (b)	1,608,197
990		Toronto-Dominion Bank/The	8.125%	10/31/82	1,032,173
3,609	(d)	Truist Financial Corp	4.800%	N/A (b)	3,554,881
1,805	(d),(e)	Truist Financial Corp (TSFR3M reference rate + 3.364% spread)	8.703%	N/A (b)	1,812,225
3,270		Truist Financial Corp	5.100%	N/A (b)	3,054,177
7,195	(c)	US Bancorp	5.300%	N/A (b)	6,978,561
5,584	(d)	Wells Fargo & Co	6.850%	N/A (b)	5,651,172
1,230	(d)	Wells Fargo & Co	7.950%	11/15/29	1,402,531
2,305	(c)	Wells Fargo & Co	7.625%	N/A (b)	2,451,762
5,131		Wells Fargo & Co	3.900%	N/A (b)	4,921,791
3,799		Wells Fargo & Co	5.875%	N/A (b)	3,783,382
		TOTAL BANKS			99,414,815

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		CAPITAL GOODS - 3.8% (3.6% of Total Investments)
$ 7,045	(d),(f)	AerCap Global Aviation Trust	6.500%	6/15/45	$7,035,869
1,915		AerCap Holdings NV	5.875%	10/10/79	1,910,205
2,045		Air Lease Corp	4.650%	N/A (b)	1,973,936
7,362	(d),(f)	ILFC E-Capital Trust I	7.409%	12/21/65	6,216,306
		TOTAL CAPITAL GOODS			17,136,316

		ENERGY - 2.6% (2.5% of Total Investments)
1,905		Enbridge Inc	7.625%	1/15/83	1,979,446
1,920	(d)	Enbridge Inc	5.750%	7/15/80	1,821,600
1,541		Enbridge Inc	8.500%	1/15/84	1,685,341
1,245		Enbridge Inc	5.500%	7/15/77	1,183,902
1,199	(d)	Energy Transfer LP	7.125%	N/A (b)	1,195,178
845		Energy Transfer LP	8.000%	5/15/54	899,586
590	(d)	Energy Transfer LP	6.500%	N/A (b)	586,149
436		Energy Transfer LP	6.625%	N/A (b)	427,459
1,650	(d)	Transcanada Trust	5.600%	3/07/82	1,530,393
655		Transcanada Trust	5.875%	8/15/76	640,161
		TOTAL ENERGY			11,949,215

		FINANCIAL SERVICES - 9.4% (9.1% of Total Investments)
2,766		AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950%	3/10/55	2,796,986
980		Ally Financial Inc	4.700%	N/A (b)	898,473
970		Ally Financial Inc	4.700%	N/A (b)	805,038
2,010	(f)	American AgCredit Corp	5.250%	N/A (b)	1,949,700
2,350		American Express Co	3.550%	N/A (b)	2,194,252
1,145		Bank of New York Mellon Corp/The	4.700%	N/A (b)	1,125,456
2,425	(f)	Capital Farm Credit ACA	5.000%	N/A (b)	2,340,125
2,205		Capital One Financial Corp	3.950%	N/A (b)	2,035,100
1,065		Charles Schwab Corp/The	5.375%	N/A (b)	1,052,537
2,135		Charles Schwab Corp/The	4.000%	N/A (b)	1,993,748
1,050	(f)	Compeer Financial ACA	4.875%	N/A (b)	1,013,250
800		Discover Financial Services	5.500%	N/A (b)	722,124
1,820		Discover Financial Services	6.125%	N/A (b)	1,806,467
1,930		Equitable Holdings Inc	4.950%	N/A (b)	1,894,346
2,455	(d)	Goldman Sachs Group Inc/The	5.500%	N/A (b)	2,448,282
2,660	(c),(d)	Goldman Sachs Group Inc/The	7.500%	N/A (b)	2,741,558
950	(e)	Goldman Sachs Group Inc/The (TSFR3M reference rate + 3.136% spread)	8.461%	N/A (b)	950,607
3,195		Goldman Sachs Group Inc/The	7.500%	N/A (b)	3,342,430
950		Goldman Sachs Group Inc/The	4.125%	N/A (b)	889,413
860		Goldman Sachs Group Inc/The	3.800%	N/A (b)	807,519
4,127	(d)	Goldman Sachs Group Inc/The	5.300%	N/A (b)	4,085,322
1,650	(c)	State Street Corp	6.700%	N/A (b)	1,651,757
3,171	(d)	Voya Financial Inc	7.758%	N/A (b)	3,335,505
		TOTAL FINANCIAL SERVICES			42,879,995

		FOOD, BEVERAGE & TOBACCO - 1.4% (1.4% of Total Investments)
1,750	(f)	Dairy Farmers of America Inc	7.125%	N/A (b)	1,769,425
6,023	(f)	Land O’ Lakes Inc	7.000%	N/A (b)	4,667,899
		TOTAL FOOD, BEVERAGE & TOBACCO			6,437,324

		INSURANCE - 10.7% (10.3% of Total Investments)
1,505		Aegon Ltd	5.500%	4/11/48	1,465,423
1,447	(d)	American International Group Inc	5.750%	4/01/48	1,428,033
8,580	(d)	Assurant Inc	7.000%	3/27/48	8,725,904
8,985	(d),(f)	Assured Guaranty Municipal Holdings Inc	6.400%	12/15/36	8,023,162
1,320	(d)	AXIS Specialty Finance LLC	4.900%	1/15/40	1,230,324
1,505	(d)	Enstar Finance LLC	5.500%	1/15/42	1,344,835

JPI	Nuveen Preferred Securities & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		INSURANCE (continued)
$ 540		Enstar Finance LLC	5.750%	9/01/40	$518,397
4,755	(c)	Markel Group Inc	6.000%	N/A (b)	4,726,726
3,440	(d),(f)	MetLife Inc	9.250%	4/08/38	4,030,903
1,525		MetLife Inc	3.850%	N/A (b)	1,478,280
1,095	(d)	MetLife Inc	5.875%	N/A (b)	1,089,942
2,335	(d)	PartnerRe Finance B LLC	4.500%	10/01/50	2,126,797
1,405	(d)	Prudential Financial Inc	5.125%	3/01/52	1,321,442
692	(d)	Prudential Financial Inc	6.500%	3/15/54	705,497
711		Prudential Financial Inc	5.375%	5/15/45	702,859
700		Prudential Financial Inc	3.700%	10/01/50	616,808
2,565		QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	2,564,001
1,770	(d),(f)	QBE Insurance Group Ltd	5.875%	N/A (b)	1,753,656
4,695	(d),(f)	SBL Holdings Inc	7.000%	N/A (b)	4,162,372
600	(f)	SBL Holdings Inc	6.500%	N/A (b)	502,273
		TOTAL INSURANCE			48,517,634

		MEDIA & ENTERTAINMENT - 0.3% (0.3% of Total Investments)
1,660		Paramount Global	6.375%	3/30/62	1,524,087
		TOTAL MEDIA & ENTERTAINMENT			1,524,087

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6% (0.5% of Total Investments)
2,491	(f)	EUSHI Finance Inc	7.625%	12/15/54	2,537,920
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			2,537,920

		TELECOMMUNICATION SERVICES - 1.0% (0.9% of Total Investments)
3,180	(d)	Vodafone Group PLC	7.000%	4/04/79	3,292,031
1,290		Vodafone Group PLC	4.125%	6/04/81	1,135,436
		TOTAL TELECOMMUNICATION SERVICES			4,427,467

		UTILITIES - 5.4% (5.3% of Total Investments)
4,499	(d)	AES Corp/The	7.600%	1/15/55	4,578,097
1,920	(d)	American Electric Power Co Inc	3.875%	2/15/62	1,786,832
570	(d)	CMS Energy Corp	4.750%	6/01/50	526,001
529		Dominion Energy Inc	7.000%	6/01/54	555,555
930		Edison International	5.375%	N/A (b)	908,746
810		Edison International	5.000%	N/A (b)	778,454
3,100	(d)	Emera Inc	6.750%	6/15/76	3,083,729
1,557	(d)	Entergy Corp	7.125%	12/01/54	1,557,713
1,425		NextEra Energy Capital Holdings Inc	6.750%	6/15/54	1,481,235
2,365		Sempra	4.875%	N/A (b)	2,316,701
1,785	(d)	Sempra	4.125%	4/01/52	1,647,024
1,935		Southern Co/The	4.000%	1/15/51	1,879,426
1,250	(f)	Vistra Corp	8.875%	N/A (b)	1,313,728
1,135	(f)	Vistra Corp	8.000%	N/A (b)	1,161,821
1,095	(f)	Vistra Corp	7.000%	N/A (b)	1,101,290
		TOTAL UTILITIES			24,676,352
		TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED (cost $264,894,160)			264,609,077

Principal Amount (000)		Description (a),(g)	Coupon	Maturity	Value
		CONTINGENT CAPITAL SECURITIES - 27.6% (26.5% of Total Investments)

		BANKS - 23.1% (22.2% of Total Investments)
$ 620	(f)	Australia & New Zealand Banking Group Ltd/United Kingdom	6.750%	N/A (b)	$625,976
1,620	(c)	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (b)	1,613,727
2,410		Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (b)	2,267,252

Principal Amount (000)		Description (a),(g)	Coupon	Maturity	Value

		BANKS (continued)
$ 3,030		Banco Bilbao Vizcaya Argentaria SA	9.375%	N/A (b)	$3,267,015
1,600		Banco Santander SA	8.000%	N/A (b)	1,616,536
3,400		Banco Santander SA	9.625%	N/A (b)	3,880,624
2,060		Banco Santander SA	4.750%	N/A (b)	1,898,725
6,114	(c)	Barclays PLC	9.625%	N/A (b)	6,677,112
1,445		Barclays PLC	6.125%	N/A (b)	1,426,513
2,840	(d)	Barclays PLC	8.000%	N/A (b)	2,916,816
3,145	(d),(f)	BNP Paribas SA	8.500%	N/A (b)	3,298,753
1,360	(f)	BNP Paribas SA	9.250%	N/A (b)	1,459,178
4,141	(f)	BNP Paribas SA	7.750%	N/A (b)	4,265,220
745	(f)	BNP Paribas SA	7.375%	N/A (b)	747,993
3,632	(f)	BNP Paribas SA	8.000%	N/A (b)	3,732,152
810	(f)	BNP Paribas SA	7.000%	N/A (b)	812,027
3,644	(f)	Credit Agricole SA	8.125%	N/A (b)	3,716,895
1,050	(d),(f)	Credit Agricole SA	4.750%	N/A (b)	936,367
1,650		HSBC Holdings PLC	6.500%	N/A (b)	1,632,671
7,365	(c),(d)	HSBC Holdings PLC	8.000%	N/A (b)	7,784,312
3,591	(c)	HSBC Holdings PLC	6.375%	N/A (b)	3,586,145
3,565	(c)	HSBC Holdings PLC	6.000%	N/A (b)	3,489,901
3,035	(c)	ING Groep NV	5.750%	N/A (b)	2,941,867
1,685		ING Groep NV, Reg S	7.500%	N/A (b)	1,714,488
3,640	(c)	ING Groep NV	6.500%	N/A (b)	3,626,806
4,529	(d),(f)	Intesa Sanpaolo SpA	7.700%	N/A (b)	4,523,452
1,985		Lloyds Banking Group PLC	7.500%	N/A (b)	1,991,985
3,364	(d)	Lloyds Banking Group PLC	8.000%	N/A (b)	3,492,908
1,550	(f)	Macquarie Bank Ltd/London	6.125%	N/A (b)	1,528,804
900		NatWest Group PLC	8.125%	N/A (b)	931,917
2,395		NatWest Group PLC	8.000%	N/A (b)	2,421,316
4,020		NatWest Group PLC	6.000%	N/A (b)	3,968,116
1,810	(f)	Nordea Bank Abp	6.625%	N/A (b)	1,803,440
1,420	(f)	Societe Generale SA	8.500%	N/A (b)	1,386,508
3,480	(f)	Societe Generale SA	9.375%	N/A (b)	3,569,307
5,801	(f)	Societe Generale SA	10.000%	N/A (b)	6,124,783
100	(f)	Societe Generale SA	8.000%	N/A (b)	100,415
140	(f)	Standard Chartered PLC	6.000%	N/A (b)	139,125
3,140	(c),(f)	Standard Chartered PLC	7.750%	N/A (b)	3,209,859
		TOTAL BANKS			105,127,006

		FINANCIAL SERVICES - 4.5% (4.3% of Total Investments)
3,765	(c)	Deutsche Bank AG	6.000%	N/A (b)	3,607,912
1,400		Deutsche Bank AG	7.500%	N/A (b)	1,384,577
5,195	(f)	UBS Group AG	9.250%	N/A (b)	5,878,948
3,965	(f)	UBS Group AG	9.250%	N/A (b)	4,316,775
3,084		UBS Group AG, Reg S	6.875%	N/A (b)	3,076,290
1,955	(c),(f)	UBS Group AG	7.750%	N/A (b)	2,009,517
		TOTAL FINANCIAL SERVICES			20,274,019
		TOTAL CONTINGENT CAPITAL SECURITIES (cost $119,964,704)			125,401,025

Shares		Description (a)	Coupon		Value
		$25 PAR (OR SIMILAR) RETAIL PREFERRED - 15.0% (14.4% of Total Investments)

		BANKS - 4.1% (3.9% of Total Investments)
27,128		CoBank ACB	6.200%		$2,665,992
87,000	(d),(f)	Farm Credit Bank of Texas	9.611%		8,686,489
85,011		Fifth Third Bancorp	9.296%		2,206,035
125,281		KeyCorp	6.200%		2,872,693
25,900		KeyCorp	6.125%		616,938
57,838		Regions Financial Corp	5.700%		1,337,215

JPI	Nuveen Preferred Securities & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Shares		Description (a)	Coupon		Value

		BANKS (continued)
9,500		Wells Fargo & Co	4.750%		$193,800
		TOTAL BANKS			18,579,162

		CAPITAL GOODS - 0.7% (0.7% of Total Investments)
87,537	(d)	Air Lease Corp	9.241%		2,248,826
41,600	(d)	WESCO International Inc	10.625%		1,085,760
		TOTAL CAPITAL GOODS			3,334,586

		FINANCIAL SERVICES - 3.1% (3.0% of Total Investments)
67,218	(d)	Equitable Holdings Inc	5.250%		1,474,763
82,600		Morgan Stanley	6.625%		2,136,036
75,976		Morgan Stanley	6.875%		1,916,875
73,300		Morgan Stanley	6.375%		1,839,830
68,871		Morgan Stanley	5.850%		1,680,452
51,372		Morgan Stanley	7.125%		1,302,794
16,000	(d)	Morgan Stanley	6.500%		411,200
49,389		Synchrony Financial	5.625%		963,579
100,083		Voya Financial Inc	5.350%		2,449,031
		TOTAL FINANCIAL SERVICES			14,174,560

		FOOD, BEVERAGE & TOBACCO - 1.8% (1.7% of Total Investments)
91,627		CHS Inc	6.750%		2,268,684
87,609		CHS Inc	7.100%		2,220,012
61,800		CHS Inc	7.875%		1,625,340
20,500	(f)	Dairy Farmers of America Inc	7.875%		1,986,066
		TOTAL FOOD, BEVERAGE & TOBACCO			8,100,102

		INSURANCE - 5.1% (4.9% of Total Investments)
87,300		American National Group Inc	6.625%		2,169,405
75,125		American National Group Inc	5.950%		1,844,319
231,598		Aspen Insurance Holdings Ltd	9.653%		5,924,277
62,000		Aspen Insurance Holdings Ltd	5.625%		1,236,900
45,000	(d)	Assurant Inc	5.250%		950,850
89,300	(d)	Athene Holding Ltd	6.350%		2,165,525
70,100		Athene Holding Ltd	6.375%		1,739,882
98,400	(d)	Enstar Group Ltd	7.000%		2,066,400
96,470	(d)	Reinsurance Group of America Inc	5.750%		2,430,079
64,300	(d)	Reinsurance Group of America Inc	7.125%		1,661,512
43,200	(d)	Selective Insurance Group Inc	4.600%		788,400
		TOTAL INSURANCE			22,977,549

		TELECOMMUNICATION SERVICES - 0.2% (0.2% of Total Investments)
49,500	(d)	AT&T Inc	4.750%		984,555
		TOTAL TELECOMMUNICATION SERVICES			984,555
		TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED (cost $70,485,311)			68,150,514

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		CORPORATE BONDS - 0.7% (0.7% of Total Investments)

		FINANCIAL SERVICES - 0.7% (0.7% of Total Investments)
$ 9,496		Credit Suisse Group AG	7.250%	3/12/72	$1,044,560
8,520		Credit Suisse Group AG	0.000%	1/17/72	937,200
5,802		Credit Suisse Group AG	7.500%	6/11/72	638,220
4,285		Credit Suisse Group AG	7.500%	1/17/72	471,350

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		FINANCIAL SERVICES (continued)
$ 1,955		Credit Suisse Group AG	6.380%	2/21/72	$215,050
		TOTAL FINANCIAL SERVICES			3,306,380
		TOTAL CORPORATE BONDS (cost $29,463,442)			3,306,380

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.2% (0.1% of Total Investments)
$ 617		CoBank ACB	7.250%	7/01/73	$629,821
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (cost $617,000)			629,821
		TOTAL LONG-TERM INVESTMENTS (cost $485,424,617)			462,096,817

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 2.4% (2.3% of Total Investments)
		REPURCHASE AGREEMENTS - 2.4% (2.3% of Total Investments)
$ 10,950	(h)	Fixed Income Clearing Corporation	5.290%	8/01/24	$10,950,000
		TOTAL REPURCHASE AGREEMENTS (cost $10,950,000)			10,950,000
		TOTAL SHORT-TERM INVESTMENTS (cost $10,950,000)			10,950,000

		TOTAL INVESTMENTS (cost $496,374,617) - 104.1%			473,046,817
		BORROWINGS - (32.5)% (i),(j)			(147,500,000)
		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (14.4)%(k)			(65,349,943)
		OTHER ASSETS & LIABILITIES, NET - 42.8%			194,291,357
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$454,488,231
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Perpetual security. Maturity date is not applicable.
(c)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $116,648,569.
(d)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $65,509,118 have been pledged as collateral for reverse repurchase agreements.

(e)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(f)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $114,437,748 or 24.2% of Total Investments.

(g)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(h)
Agreement with Fixed Income Clearing Corporation, 5.290% dated 7/31/24 to be repurchased at $10,951,609 on 8/1/24, collateralized by Government Agency Securities, with coupon rates 3.625%–4.125% and maturity dates 2/15/53–8/15/53, valued at $11,169,051.

(i)	Borrowings as a percentage of Total Investments is 31.2%.
(j)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $416,518,815 have been pledged as collateral for borrowings.

(k)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 13.8%.

JPI	Nuveen Preferred Securities & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2024

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR

3M	CME Term SOFR 3 Month

See Notes to Financial Statements

NPFD	Nuveen Variable Rate Preferred & Income Fund Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value
		LONG-TERM INVESTMENTS - 156.2% (99.6% of Total Investments) $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 109.2% (69.6% of Total Investments)

		AUTOMOBILES & COMPONENTS - 3.6% (2.3% of Total Investments)
$ 10,476		General Motors Financial Co Inc	5.750%	N/A (b)	$9,946,861
8,195		General Motors Financial Co Inc	5.700%	N/A (b)	7,774,446
		TOTAL AUTOMOBILES & COMPONENTS			17,721,307

		BANKS - 44.8% (28.5% of Total Investments)
10,610		Bank of America Corp	6.500%	N/A (b)	10,581,703
8,200		Bank of America Corp	6.250%	N/A (b)	8,192,412
1,775		Bank of America Corp	6.300%	N/A (b)	1,781,617
2,219		Bank of America Corp	6.100%	N/A (b)	2,212,275
1,470		Bank of Montreal	7.700%	5/26/84	1,513,058
3,090		Bank of Nova Scotia/The	8.000%	1/27/84	3,236,382
8,000		Citigroup Inc	5.000%	N/A (b)	7,977,634
3,014		Citigroup Inc	7.000%	N/A (b)	3,057,422
3,375		Citigroup Inc	5.950%	N/A (b)	3,350,850
5,351		Citigroup Inc	7.125%	N/A (b)	5,355,047
2,875		Citigroup Inc	6.250%	N/A (b)	2,873,606
1,650		Citigroup Inc	7.375%	N/A (b)	1,691,987
13,100		Citigroup Inc	7.625%	N/A (b)	13,623,756
2,500	(c)	Citizens Financial Group Inc (TSFR3M reference rate + 3.419% spread)	8.733%	N/A (b)	2,480,492
3,680		Citizens Financial Group Inc	4.000%	N/A (b)	3,337,916
6,050		CoBank ACB	6.450%	N/A (b)	6,006,841
50	(d)	Farm Credit Bank of Texas	5.700%	N/A (b)	49,437
50	(d)	Farm Credit Bank of Texas	6.200%	N/A (b)	47,250
3,271		Fifth Third Bancorp	4.500%	N/A (b)	3,178,932
2,224	(c)	Fifth Third Bancorp (TSFR3M reference rate + 3.295% spread)	8.626%	N/A (b)	2,204,249
7,070	(c)	First Citizens BancShares Inc/NC (TSFR3M reference rate + 4.234% spread)	9.573%	N/A (b)	7,187,482
5,190	(d)	HSBC Capital Funding Dollar 1 LP	10.176%	N/A (b)	6,400,843
8,400		Huntington Bancshares Inc/OH	5.625%	N/A (b)	8,045,882
5,000	(c)	Huntington Bancshares Inc/OH (TSFR3M reference rate + 3.142% spread)	8.443%	N/A (b)	4,907,682
3,195		JPMorgan Chase & Co	6.100%	N/A (b)	3,176,705
17,767		JPMorgan Chase & Co	6.875%	N/A (b)	18,357,814
1,755		KeyCorp	5.000%	N/A (b)	1,604,394
8,000		M&T Bank Corp	5.125%	N/A (b)	7,641,548
3,990		PNC Financial Services Group Inc/The	6.200%	N/A (b)	3,979,642
3,057	(c)	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.302% spread)	8.648%	N/A (b)	3,063,001
3,534		PNC Financial Services Group Inc/The	5.000%	N/A (b)	3,382,089
5,735		PNC Financial Services Group Inc/The	6.250%	N/A (b)	5,590,742
2,445		PNC Financial Services Group Inc/The	6.000%	N/A (b)	2,410,531
2,470		Regions Financial Corp	5.750%	N/A (b)	2,444,459
3,495		Toronto-Dominion Bank/The	8.125%	10/31/82	3,643,883
7,970	(c)	Truist Financial Corp (TSFR3M reference rate + 3.364% spread)	8.703%	N/A (b)	8,001,904
8,209		Truist Financial Corp	4.800%	N/A (b)	8,085,902
8,195		Truist Financial Corp	5.100%	N/A (b)	7,654,123
5,000		US Bancorp	5.300%	N/A (b)	4,849,590
7,874		Wells Fargo & Co	6.850%	N/A (b)	7,968,719
4,608		Wells Fargo & Co	3.900%	N/A (b)	4,420,116
10,345		Wells Fargo & Co	7.625%	N/A (b)	11,003,680

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		BANKS (continued)
$ 1,200	(c)	Zions Bancorp NA (3-Month LIBOR reference rate + 4.440% spread)	10.041%	N/A (b)	$1,183,106
		TOTAL BANKS			217,756,703

		CAPITAL GOODS - 4.3% (2.7% of Total Investments)
3,200	(d)	AerCap Global Aviation Trust	6.500%	6/15/45	3,195,852
9,900		AerCap Holdings NV	5.875%	10/10/79	9,875,211
4,841		Air Lease Corp	4.650%	N/A (b)	4,672,776
3,673	(d)	ILFC E-Capital Trust I	7.159%	12/21/65	3,048,826
		TOTAL CAPITAL GOODS			20,792,665

		ENERGY - 6.7% (4.3% of Total Investments)
8,546	(e)	Enbridge Inc	5.500%	7/15/77	8,126,608
6,360		Enbridge Inc	7.625%	1/15/83	6,608,542
2,350		Enbridge Inc	6.000%	1/15/77	2,289,069
5,345		Energy Transfer LP	6.500%	N/A (b)	5,310,110
2,950		Energy Transfer LP	7.125%	N/A (b)	2,940,597
1,570		Energy Transfer LP	8.000%	5/15/54	1,671,421
761		Energy Transfer LP	6.625%	N/A (b)	746,093
2,155		Transcanada Trust	5.600%	3/07/82	1,998,785
1,500		Transcanada Trust	5.875%	8/15/76	1,466,018
1,460		Transcanada Trust	5.500%	9/15/79	1,357,291
		TOTAL ENERGY			32,514,534

		FINANCIAL SERVICES - 19.4% (12.3% of Total Investments)
3,350		AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950%	3/10/55	3,387,528
2,320		Ally Financial Inc	4.700%	N/A (b)	2,126,997
4,200		Ally Financial Inc	4.700%	N/A (b)	3,485,730
3,785		American Express Co	3.550%	N/A (b)	3,534,147
2,405		Bank of New York Mellon Corp/The	4.700%	N/A (b)	2,363,949
3,250	(d)	Capital Farm Credit ACA	5.000%	N/A (b)	3,136,250
3,845		Capital One Financial Corp	3.950%	N/A (b)	3,548,735
10,128		Charles Schwab Corp/The	5.375%	N/A (b)	10,009,476
5,000		Charles Schwab Corp/The	4.000%	N/A (b)	4,669,199
350	(d)	Compeer Financial ACA	4.875%	N/A (b)	337,750
3,690		Discover Financial Services	5.500%	N/A (b)	3,330,799
1,745		Discover Financial Services	6.125%	N/A (b)	1,732,024
6,310		Equitable Holdings Inc	4.950%	N/A (b)	6,193,432
1,030	(c)	Goldman Sachs Group Inc/The (TSFR3M reference rate + 3.136% spread)	8.461%	N/A (b)	1,030,658
5,700		Goldman Sachs Group Inc/The	4.125%	N/A (b)	5,336,478
5,140		Goldman Sachs Group Inc/The	7.500%	N/A (b)	5,377,180
5,890		Goldman Sachs Group Inc/The	5.300%	N/A (b)	5,830,518
6,071		Goldman Sachs Group Inc/The	7.500%	N/A (b)	6,257,143
9,875		Goldman Sachs Group Inc/The	5.500%	N/A (b)	9,847,976
4,250		State Street Corp	6.700%	N/A (b)	4,254,526
4,000	(e)	Transcanada Trust	5.625%	5/20/75	3,949,014
4,352		Voya Financial Inc	7.758%	N/A (b)	4,577,773
		TOTAL FINANCIAL SERVICES			94,317,282

		INSURANCE - 16.3% (10.4% of Total Investments)
2,595		Aegon Ltd	5.500%	4/11/48	2,526,760
2,250		American International Group Inc	5.750%	4/01/48	2,220,508
6,045	(e)	Assurant Inc	7.000%	3/27/48	6,147,796
3,000	(d)	Assured Guaranty Municipal Holdings Inc	6.400%	12/15/36	2,678,852
3,050	(e)	AXIS Specialty Finance LLC	4.900%	1/15/40	2,842,793
6,115		Enstar Finance LLC	5.500%	1/15/42	5,464,230
1,000		Enstar Finance LLC	5.750%	9/01/40	959,995

Principal Amount (000) /Shares		Description (a)	Coupon	Maturity	Value

		INSURANCE (continued)
$ 10,345		Markel Group Inc	6.000%	N/A (b)	$10,283,487
6,495		MetLife Inc	5.875%	N/A (b)	6,464,999
6,688		Prudential Financial Inc	6.500%	3/15/54	6,818,449
3,248	(e)	Prudential Financial Inc	6.750%	3/01/53	3,353,683
3,395	(e)	Prudential Financial Inc	5.125%	3/01/52	3,193,092
7,735		QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	7,731,987
3,600	(d)	QBE Insurance Group Ltd	5.875%	N/A (b)	3,566,758
13,500	(d)	SBL Holdings Inc	7.000%	N/A (b)	11,968,482
3,415	(d)	SBL Holdings Inc	6.500%	N/A (b)	2,858,772
		TOTAL INSURANCE			79,080,643

		MEDIA & ENTERTAINMENT - 0.9% (0.6% of Total Investments)
2,566	(d)	Farm Credit Bank of Texas	7.750%	N/A (b)	2,612,875
2,375		Paramount Global	6.375%	3/30/62	2,180,546
		TOTAL MEDIA & ENTERTAINMENT			4,793,421

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6% (0.4% of Total Investments)
2,713	(d)	EUSHI Finance Inc	7.625%	12/15/54	2,764,101
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			2,764,101

		TELECOMMUNICATION SERVICES - 2.1% (1.4% of Total Investments)
10,000		Vodafone Group PLC	7.000%	4/04/79	10,352,300
		TOTAL TELECOMMUNICATION SERVICES			10,352,300

		UTILITIES - 10.5% (6.7% of Total Investments)
1,300	(d)	AES Andes SA	8.150%	6/10/55	1,327,139
1,700	(d)	AES Andes SA	6.350%	10/07/79	1,679,088
1,635		AES Corp/The	7.600%	1/15/55	1,663,745
2,600		American Electric Power Co Inc	3.875%	2/15/62	2,419,668
2,500		CMS Energy Corp	4.750%	6/01/50	2,307,024
1,593		Dominion Energy Inc	7.000%	6/01/54	1,672,965
1,445		Edison International	5.375%	N/A (b)	1,411,977
3,910		Edison International	5.000%	N/A (b)	3,757,721
12,143		Emera Inc	6.750%	6/15/76	12,079,265
4,322		Entergy Corp	7.125%	12/01/54	4,323,980
3,174		NextEra Energy Capital Holdings Inc	6.750%	6/15/54	3,299,256
3,400		Sempra	4.125%	4/01/52	3,137,188
3,210		Sempra	4.875%	N/A (b)	3,144,444
2,000		Southern Co/The	4.000%	1/15/51	1,942,559
2,850	(d)	Vistra Corp	8.875%	N/A (b)	2,995,299
2,215	(d)	Vistra Corp	7.000%	N/A (b)	2,227,723
1,560	(d)	Vistra Corp	8.000%	N/A (b)	1,596,865
		TOTAL UTILITIES			50,985,906
		TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED (cost $546,635,284)			531,078,862

Principal Amount (000)		Description (a),(f)	Coupon	Maturity	Value
		CONTINGENT CAPITAL SECURITIES - 27.8% (17.7% of Total Investments)

		BANKS - 22.4% (14.4% of Total Investments)
$ 1,000	(d)	Australia & New Zealand Banking Group Ltd/United Kingdom	6.750%	N/A (b)	$1,009,638
3,075		Banco Bilbao Vizcaya Argentaria SA	9.375%	N/A (b)	3,315,535
2,495		Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (b)	2,347,217
1,980		Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (b)	1,972,333
715	(d)	Banco Mercantil del Norte SA/Grand Cayman	7.500%	N/A (b)	704,230
1,595	(d)	Banco Mercantil del Norte SA/Grand Cayman	7.625%	N/A (b)	1,595,289

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a),(f)	Coupon	Maturity	Value

		BANKS (continued)
$ 3,400		Banco Santander SA	9.625%	N/A (b)	$3,880,624
2,200		Banco Santander SA	8.000%	N/A (b)	2,222,737
3,800		Banco Santander SA	4.750%	N/A (b)	3,502,502
5,490		Barclays PLC	8.000%	N/A (b)	5,638,494
3,083		Barclays PLC	9.625%	N/A (b)	3,366,950
1,960		Barclays PLC	6.125%	N/A (b)	1,934,925
2,430	(d)	BNP Paribas SA	8.500%	N/A (b)	2,548,798
2,150	(d)	BNP Paribas SA	9.250%	N/A (b)	2,306,789
1,513	(d)	BNP Paribas SA	7.000%	N/A (b)	1,516,787
4,801	(d)	BNP Paribas SA	7.750%	N/A (b)	4,945,019
3,770	(d)	BNP Paribas SA	8.000%	N/A (b)	3,873,957
5,240	(d)	Credit Agricole SA	8.125%	N/A (b)	5,344,821
5,940		HSBC Holdings PLC	6.375%	N/A (b)	5,931,970
975		HSBC Holdings PLC	6.500%	N/A (b)	964,760
7,560		HSBC Holdings PLC	8.000%	N/A (b)	7,990,413
335		ING Groep NV	5.750%	N/A (b)	324,720
6,795		ING Groep NV, Reg S	7.500%	N/A (b)	6,913,913
4,413	(d)	Intesa Sanpaolo SpA	7.700%	N/A (b)	4,407,594
5,185		Lloyds Banking Group PLC	6.750%	N/A (b)	5,192,404
2,684		Lloyds Banking Group PLC	8.000%	N/A (b)	2,786,851
1,500	(d)	Macquarie Bank Ltd/London	6.125%	N/A (b)	1,479,488
4,625		NatWest Group PLC	8.000%	N/A (b)	4,675,820
1,400		NatWest Group PLC	8.125%	N/A (b)	1,449,648
1,860	(d)	Nordea Bank Abp	6.625%	N/A (b)	1,853,259
3,480	(d)	Societe Generale SA	9.375%	N/A (b)	3,569,307
3,831	(d)	Societe Generale SA	10.000%	N/A (b)	4,044,827
770	(d)	Societe Generale SA	8.500%	N/A (b)	751,839
2,620	(d)	Societe Generale SA	8.000%	N/A (b)	2,630,876
1,700	(d)	Standard Chartered PLC	7.750%	N/A (b)	1,737,822
755	(d)	Standard Chartered PLC	6.000%	N/A (b)	750,281
		TOTAL BANKS			109,482,437

		FINANCIAL SERVICES - 5.4% (3.3% of Total Investments)
4,290		Deutsche Bank AG	6.000%	N/A (b)	4,111,007
1,800		Deutsche Bank AG	7.500%	N/A (b)	1,780,170
1,800		Deutsche Bank AG, Reg S	4.789%	N/A (b)	1,728,000
6,872		UBS Group AG, Reg S	6.875%	N/A (b)	6,854,820
4,325	(d)	UBS Group AG	9.250%	N/A (b)	4,708,714
3,853	(d)	UBS Group AG	9.250%	N/A (b)	4,360,267
2,465	(d)	UBS Group AG	7.750%	N/A (b)	2,533,739
		TOTAL FINANCIAL SERVICES			26,076,717
		TOTAL CONTINGENT CAPITAL SECURITIES (cost $134,166,031)			135,559,154

Shares		Description (a)	Coupon		Value
		$25 PAR (OR SIMILAR) RETAIL PREFERRED - 17.4% (11.1% of Total Investments)

		BANKS - 4.3% (2.8% of Total Investments)
21,500		CoBank ACB	6.200%		$2,112,903
1,000	(d)	Farm Credit Bank of Texas	9.611%		99,844
121,601		Fifth Third Bancorp	9.296%		3,155,546
297,600		KeyCorp	6.200%		6,823,968
62,700		KeyCorp	6.125%		1,493,514
163,723		Regions Financial Corp	5.700%		3,785,276
143,058		Regions Financial Corp	6.375%		3,603,631
		TOTAL BANKS			21,074,682

Shares		Description (a)	Coupon		Value

		CAPITAL GOODS - 1.2% (0.8% of Total Investments)
164,687		Air Lease Corp	9.241%		$4,230,809
72,300		WESCO International Inc	10.625%		1,887,030
		TOTAL CAPITAL GOODS			6,117,839

		FINANCIAL SERVICES - 1.9% (1.2% of Total Investments)
143,950		Morgan Stanley	6.625%		3,722,547
211,000		Voya Financial Inc	5.350%		5,163,170
		TOTAL FINANCIAL SERVICES			8,885,717

		FOOD, BEVERAGE & TOBACCO - 2.1% (1.3% of Total Investments)
253,375		CHS Inc	7.100%		6,420,522
132,200		CHS Inc	6.750%		3,273,272
4,400	(d)	Dairy Farmers of America Inc	7.875%		426,278
		TOTAL FOOD, BEVERAGE & TOBACCO			10,120,072

		INSURANCE - 7.9% (5.0% of Total Investments)
290,550		American National Group Inc	5.950%		7,133,003
160,150		American National Group Inc	6.625%		3,979,727
340,200		Aspen Insurance Holdings Ltd	9.653%		8,702,316
194,775		Athene Holding Ltd	6.350%		4,723,294
157,150		Athene Holding Ltd	6.375%		3,900,463
131,900		Enstar Group Ltd	7.000%		2,769,900
188,600		Reinsurance Group of America Inc	5.750%		4,750,834
93,300		Reinsurance Group of America Inc	7.125%		2,410,872
		TOTAL INSURANCE			38,370,409
		TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED (cost $94,015,354)			84,568,719

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		CORPORATE BONDS - 1.4% (0.9% of Total Investments)

		ENERGY - 0.9% (0.6% of Total Investments)
$ 4,122	(e)	Enbridge Inc	8.500%	1/15/84	$4,508,096
		TOTAL ENERGY			4,508,096

		FINANCIAL SERVICES - 0.5% (0.3% of Total Investments)
9,004		Credit Suisse Group AG	0.000%	1/17/72	990,440
5,850		Credit Suisse Group AG	6.380%	2/21/72	643,500
3,325		Credit Suisse Group AG	7.500%	1/17/72	365,750
2,460		Credit Suisse Group AG	7.500%	6/11/72	270,600
		TOTAL FINANCIAL SERVICES			2,270,290
		TOTAL CORPORATE BONDS (cost $25,651,488)			6,778,386

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.4% (0.3% of Total Investments)
$ 2,062		CoBank ACB	7.250%	7/01/73	$2,104,848
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (cost $2,062,000)			2,104,848
		TOTAL LONG-TERM INVESTMENTS (cost $802,530,157)			760,089,969

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2024

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 0.7% (0.4% of Total Investments)
		REPURCHASE AGREEMENTS - 0.7% (0.4% of Total Investments)
$ 3,200	(g)	Fixed Income Clearing Corporation	5.290%	8/01/24	$3,200,000
		TOTAL REPURCHASE AGREEMENTS (cost $3,200,000)			3,200,000
		TOTAL SHORT-TERM INVESTMENTS (cost $3,200,000)			3,200,000
		TOTAL INVESTMENTS (cost $805,730,157) - 156.9%			763,289,969
		BORROWINGS - (35.8)% (h),(i)			(174,314,000)
		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (4.3)%(j)			(20,678,944)
		TFP SHARES, NET - (17.4)%(k)			(84,497,614)
		OTHER ASSETS & LIABILITIES, NET - 0.6%			2,676,603
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$486,476,014
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Perpetual security. Maturity date is not applicable.
(c)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $109,691,625 or 14.4% of Total Investments.

(e)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $29,458,747 have been pledged as collateral for reverse repurchase agreements.

(f)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(g)
Agreement with Fixed Income Clearing Corporation, 5.290% dated 7/31/24 to be repurchased at $3,200,470 on 8/1/24, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 8/15/48, valued at $3,264,094.

(h)	Borrowings as a percentage of Total Investments is 22.8%.
(i)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $324,762,922 have been pledged as collateral for borrowings.

(j)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 2.7%.
(k)	TFP Shares, Net as a percentage of Total Investments is 11.1%.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR
3M	CME Term SOFR 3 Month

See Notes to Financial Statements

Statement of Assets and Liabilities

July 31, 2024	JFR	JQC	JPC	JPI	NPFD
ASSETS

Long-term investments, at value †	$1,954,352,784	$1,270,357,749	$4,091,368,745	$462,096,817	$760,089,969
Short-term investments, at value à	61,287,545	36,632,299	7,525,757	10,950,000	3,200,000
Cash	2,370,612	277,520	48,896	–	100,436
Cash denominated in foreign currencies ^	–	16	51	–	–
Unrealized appreciation on interest rate swaps contracts	–	–	26,424,356	–	–
Receivables:
Dividends	107	–	274,532	14,695	–
Interest	14,976,344	12,043,728	54,799,456	5,994,920	9,958,332
Investments sold	32,886,218	13,169,792	12,838,035	213,980,642	206,851
Reclaims	–	18,300	49,345	–	–
Variation margin on futures contracts	–	–	572,250	–	–
Deferred offering costs	–	–	125,000	–	–
Other	596,076	296,715	710,487	61,043	185,222

Total assets	2,066,469,686	1,332,796,119	4,194,736,910	693,098,117	773,740,810
LIABILITIES
Cash overdraft	–	–	–	19,698,007	–
Cash overdraft denominated in foreign currencies *	–	–	–	–	32
Cash collateral due to broker for investments in futures contracts (1)	–	–	22,525,185	–	–
Borrowings	477,200,000	211,600,000	689,000,000	147,500,000	174,314,000
Reverse repurchase agreements, including accrued interest	–	142,812,028	456,582,824	65,349,943	20,678,944
TFP Shares, Net **	283,680,396	139,215,436	418,465,714	–	84,497,614
Payables:
Management fees	1,307,134	894,404	2,638,816	508,013	583,645
Dividends	11,104,787	7,177,513	20,867,346	2,200,823	4,046,654
Interest	258,770	1,283,001	2,959,958	985,915	852,347
Investments purchased - regular settlement	9,800,154	2,024,089	16,422,000	2,204,400	2,203,300
Investments purchased - when-issued/delayed-delivery settlement	37,827,861	26,093,487	–	–	–
Unfunded senior loans	190,640	196,566	–	–	–
Offering costs	21,136	–	115,365	–	1,000
Accrued expenses:
Custodian fees	418,911	207,278	279,666	54,853	45,183
Investor relations	1,183	924	57,288	9,043	9,585
Trustees fees	194,678	158,711	384,121	45,029	16,468
Professional fees	49,172	51,628	31,207	26,114	–
Shareholder reporting expenses	56,842	45,421	117,613	27,723	–
Shareholder servicing agent fees	5,428	267	989	23	24
Shelf offering costs	–	–	93,288	–	–
Other	329,994	–	324,122	–	16,000

Total liabilities	822,447,086	531,760,753	1,630,865,502	238,609,886	287,264,796

Commitments and contingencies (2)
Net assets applicable to common shares	$1,244,022,600	$801,035,366	$2,563,871,408	$454,488,231	$486,476,014

Common shares outstanding	134,056,187	135,609,290	319,483,952	22,772,419	24,164,141
Net asset value (“NAV”) per common share outstanding	$9.28	$5.91	$8.03	$19.96	$20.13
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$1,340,562	$1,356,093	$3,194,840	$227,724	$241,641
Paid-in capital	1,662,449,034	1,138,816,888	3,032,002,984	536,235,061	598,266,362
Total distributable earnings (loss)	(419,766,996)	(339,137,615)	(471,326,416)	(81,974,554)	(112,031,989)
Net assets applicable to common shares	$1,244,022,600	$801,035,366	$2,563,871,408	$454,488,231	$486,476,014
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$1,987,376,614	$1,285,176,380	$4,123,526,081	$485,424,617	$802,530,157

à Short-term investments, cost	$61,287,545	$36,632,299	$7,525,757	$10,950,000	$3,200,000

^ Cash denominated in foreign currencies, cost	$–	$17	$50	$–	$–

See Notes to Financial Statements

Statement of Assets and Liabilities
(continued)

July 31, 2024	JFR	JQC	JPC	JPI	NPFD

* Cash overdraft denominated in foreign currencies, cost	$–	$–	$–	$–	$32

** TFP Shares, liquidation preference	285,000,000	140,000,000	420,000,000	–	85,000,000

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended July 31, 2024	JFR	JQC	JPC	JPI	NPFD

INVESTMENT INCOME
Dividends	$4,142,909	$1,359,305	$30,651,204	$8,684,648	$8,820,672
Interest	180,591,700	116,244,827	181,245,230	37,327,533	33,893,127
Rehypothecation income	–	–	276,289	68,860	–
Fees	2,616,151	1,351,483	–	–	–
Tax withheld	–	–	(2,298)	–	(17,864)

Total investment income	187,350,760	118,955,615	212,170,425	46,081,041	42,695,935

EXPENSES
Management fees	15,432,215	10,560,941	25,198,092	5,795,881	6,652,954
Shareholder servicing agent fees	23,449	2,572	5,565	1,037	963
Interest expense and amortization of offering costs	48,826,193	30,753,085	75,098,436	15,353,942	16,274,789
Trustees fees	73,700	47,563	125,137	25,236	27,449
Custodian expenses	513,566	255,147	262,048	63,090	28,616
Investor relations expenses	346,149	271,401	154,166	59,344	39,294
Liquidity fees	1,438,017	1,232,215	3,163,310	–	792,138
Merger expenses	559,334	–	240,000	–	–
Professional fees	582,796	161,649	403,488	124,834	128,746
Remarketing fees	172,833	142,333	354,250	–	86,181
Shareholder reporting expenses	138,110	102,892	325,261	85,933	163,816
Stock exchange listing fees	31,848	42,082	68,617	7,569	11,960
Other	152,531	102,394	445,538	17,541	142,496

Total expenses	68,290,741	43,674,274	105,843,908	21,534,407	24,349,402

Net investment income (loss)	119,060,019	75,281,341	106,326,517	24,546,634	18,346,533

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(17,276,337)	(18,940,185)	(55,201,683)	(6,204,326)	(10,004,449)
Futures contracts	–	–	(3,677,989)	–	–
Swaps contracts	–	–	25,093,164	346,731	–
Foreign currency transactions	–	–	(1,479,284)	(5,216)	(322)
Net realized gain (loss)	(17,276,337)	(18,940,185)	(35,265,792)	(5,862,811)	(10,004,771)

Change in unrealized appreciation (depreciation) on:
Investments	54,424,668	41,730,118	294,740,814	42,943,098	57,022,131
Futures contracts	–	–	6,560,263	–	–
Swaps contracts	–	–	9,118,149	(361,549)	–
Foreign currency translations	–	(103)	(215)	–	–
Net change in unrealized appreciation (depreciation)	54,424,668	41,730,015	310,419,011	42,581,549	57,022,131

Net realized and unrealized gain (loss)	37,148,331	22,789,830	275,153,219	36,718,738	47,017,360

Net increase (decrease) in net assets applicable to common shares from operations	$156,208,350	$98,071,171	$381,479,736	$61,265,372	$65,363,893

See Notes to Financial Statements

Statement of Changes in Net Assets

	JFR		JQC
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/24	Year Ended 7/31/23
OPERATIONS
Net investment income (loss)	$119,060,019	$51,585,735	$75,281,341	$70,959,243
Net realized gain (loss)	(17,276,337)	(41,362,643)	(18,940,185)	(77,125,772)
Net change in unrealized appreciation (depreciation)	54,424,668	24,617,768	41,730,015	44,153,255

Net increase (decrease) in net assets applicable to common shares from operations	156,208,350	34,840,860	98,071,171	37,986,726

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(132,318,523)	(49,433,689)	(77,350,572)	(72,562,902)
Return of Capital	(4,418,789)	–	(9,642,788)	(2,496,840)

Total distributions	(136,737,312)	(49,433,689)	(86,993,360)	(75,059,742)

CAPITAL SHARE TRANSACTIONS
Common shares:

Fund Merger	–	704,751,954	–	–

Net increase (decrease) applicable to common shares from capital share transactions	–	704,751,954	–	–
Net increase (decrease) in net assets applicable to common shares	19,471,038	690,159,125	11,077,811	(37,073,016)
Net assets applicable to common shares at the beginning of the period	1,224,551,562	534,392,437	789,957,555	827,030,571

Net assets applicable to common shares at the end of the period	$1,244,022,600	$1,224,551,562	$801,035,366	$789,957,555

See Notes to Financial Statements

	JPC		JPI
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/24	Year Ended 7/31/23
OPERATIONS
Net investment income (loss)	$106,326,517	$48,033,585	$24,546,634	$26,244,685
Net realized gain (loss)	(35,265,792)	(19,793,821)	(5,862,811)	(16,689,405)
Net change in unrealized appreciation (depreciation)	310,419,011	(68,140,499)	42,581,549	(42,595,960)

Net increase (decrease) in net assets applicable to common shares from operations	381,479,736	(39,900,735)	61,265,372	(33,040,680)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(152,486,748)	(61,153,963)	(25,243,405)	(31,198,214)
Return of Capital	–	–	(1,536,960)	–

Total distributions	(152,486,748)	(61,153,963)	(26,780,365)	(31,198,214)

CAPITAL SHARE TRANSACTIONS
Common shares:
Fund Merger	1,551,871,080	–	–	–

Net increase (decrease) applicable to common shares from capital share transactions	1,551,871,080	–	–	–
Net increase (decrease) in net assets applicable to common shares	1,780,864,068	(101,054,698)	34,485,007	(64,238,894)
Net assets applicable to common shares at the beginning of the period	783,007,340	884,062,038	420,003,224	484,242,118

Net assets applicable to common shares at the end of the period	$2,563,871,408	$783,007,340	$454,488,231	$420,003,224

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	NPFD
	Year Ended 7/31/24	Year Ended 7/31/23
OPERATIONS
Net investment income (loss)	$18,346,533	$16,989,191
Net realized gain (loss)	(10,004,771)	(27,348,984)
Net change in unrealized appreciation (depreciation)	57,022,131	(14,179,952)

Net increase (decrease) in net assets applicable to common shares from operations	65,363,893	(24,539,745)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(27,667,206)	(30,050,968)
Return of Capital	(4,857,728)	(601,245)

Total distributions	(32,524,934)	(30,652,213)
Net increase (decrease) in net assets applicable to common shares	32,838,959	(55,191,958)
Net assets applicable to common shares at the beginning of the period	453,637,055	508,829,013

Net assets applicable to common shares at the end of the period	$486,476,014	$453,637,055

See Notes to Financial Statements

Statement of Cash Flows

Year Ended July 31, 2024	JFR	JQC	JPC	JPI	NPFD

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$156,208,350	$98,071,171	$381,479,736	$61,265,372	$65,363,893
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(759,025,109)	(495,802,139)	(1,449,364,285)	(273,064,051)	(251,469,197)
Proceeds from sale and maturities of investments	815,489,136	517,670,005	1,235,434,020	501,100,613	238,917,006
Proceeds from (Purchase of) short-term investments, net	(26,501,613)	(4,579,252)	(1,247,614)	(8,150,000)	(3,200,000)
Proceeds from (Purchase of) closed foreign currency spot transactions	–	–	(1,479,248)	(5,216)	(435)
Proceeds from litigation settlement	121,408	20,147	21,792	–	–
Payment-in-kind distributions	(2,216,024)	(749,903)	–	–	–
Amortization (Accretion) of premiums and discounts, net	(11,044,644)	(6,776,303)	9,054,672	1,575,281	7,914,166
Amortization of deferred offering costs	499,497	85,507	146,237	–	62,736
(Increase) Decrease in:
Receivable for dividends	3,360,543	111	109,144	59,754	165,358
Receivable for interest	4,149,824	(1,130,839)	(7,054,674)	2,710,261	(609,822)
Receivable for reclaims	–	(2,450)	560	–	17,881
Receivable for investments sold	(20,798,734)	(2,157,971)	(8,607,681)	(210,324,476)	2,260,974
Receivable for variation margin on futures contracts	–	–	(572,250)	–	–
Other assets	343,615	633,909	689,818	32,952	(71,467)
Increase (Decrease) in:
Payable for interest	(869,661)	467,295	3,082,186	(69,160)	149,743
Payable for investments purchased - regular settlement	(5,880,521)	1,875,068	7,511,341	2,204,400	2,203,300
Payable for investments purchased - when-issued/delayed-delivery settlement	20,975,420	(1,238,065)	–	–	–
Payable for unfunded senior loans	(1,942,400)	(45,061)	–	–	–
Payable for management fees	(47,871)	1,784	1,782,013	31,518	33,278
Payable for offering cost	21,136	–	–	–	1,000
Accrued custodian fees	(39,819)	(26,924)	149,875	(26,105)	(40,359)
Accrued investor relations fees	244	349	39,229	(1,180)	(1,688)
Accrued Trustees fees	(258,081)	(348,302)	7,436	(30,529)	2,012
Accrued professional fees	10,083	42,180	21,701	18,810	(7,473)
Accrued shareholder reporting expenses	12,187	(12,118)	72,541	5,733	(12,259)
Accrued shareholder servicing agent fees	3,118	119	834	12	(12)
Accrued shelf offering costs	–	–	55,223	–	–
Accrued other expenses	(1,129,726)	(2,904)	(3,988,905)	(1,946)	(1,206)
Net realized (gain) loss from investments	17,276,337	18,940,185	55,201,683	6,204,326	10,004,449
Net realized (gain) loss from foreign currency transactions	–	–	1,479,284	5,216	322
Net change in unrealized (appreciation) depreciation of investments	(54,424,668)	(41,730,118)	(294,740,814)	(42,943,098)	(57,022,131)
Net change in unrealized (appreciation) depreciation of swaps contracts	–	–	(9,118,149)	361,549	–
Net change in unrealized (appreciation) depreciation on foreign currency translations	–	103	215	–	–

Net cash provided by (used in) operating activities	134,292,027	83,205,584	(79,834,080)	40,960,036	14,660,069
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	–	–	280,300,000	17,600,000	29,700,000
(Repayments) of borrowings	–	–	(386,000,000)	(51,000,000)	(3,000,000)
Proceeds from reverse repurchase agreements	–	–	454,853,000	–	10,000,000
(Repayments of) reverse repurchase agreements	–	–	(102,100,000)	–	(17,391,000)
Proceeds from TFP Shares issued, at liquidation preference	70,000,000	–	–	–	–
(Repayments for) TFP Shares redeemed, at liquidation preference	(70,000,000)	–	–	–	–
(Payments for) deferred offering costs	(365,000)	(232,141)	–	–	–
Increase (Decrease) in:
Cash overdraft	(1,711,645)	–	(38,424,413)	19,606,816	(3,300,533)
Cash collateral due to broker	–	–	5,434,672	(379,656)	–
Cash overdraft denominated in foreign currencies	–	–	–	–	32
Cash distributions paid to common shareholders	(129,844,770)	(86,167,108)	(136,161,921)	(26,787,203)	(30,568,132)

Net cash provided by (used in) financing activities	(131,921,415)	(86,399,249)	77,901,338	(40,960,043)	(14,559,633)
Net increase (decrease) in Cash and cash denominated in foreign currencies	2,370,612	(3,193,665)	(1,932,742)	(7)	100,436

See Notes to Financial Statements

Year Ended July 31, 2024	JFR	JQC	JPC	JPI	NPFD

Cash and cash denominated in foreign currencies at the beginning of period	–	3,471,201	1,981,689	7	–

Cash and cash denominated in foreign currencies at the end of period	$2,370,612	$277,536	$48,947	$–	$100,436

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the Statement of Assets and Liabilities:

	JFR	JQC	JPC	JPI	NPFD

Cash	$2,370,612	$277,520	$48,896	$–	$100,436

Cash denominated in foreign currencies	–	16	51	–	–

Total cash and cash denominated in foreign currencies	$2,370,612	$277,536	$48,947	$–	$100,436

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	JFR	JQC	JPC	JPI	NPFD

Cash paid for interest (excluding borrowing and amortization of offering costs)	$48,485,322	$21,340,494	$52,172,621	$11,560,671	$14,894,684

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

JFR

7/31/24	$9.13	$0.89	$0.28	$1.17	$(0.99)	$–	$(0.03)	$(1.02)	$9.28	$8.82
7/31/23	9.39	0.91	(0.30)	0.61	(0.87)	–	–	(0.87)	9.13	8.08
7/31/22	10.36	0.56	(0.83)	(0.27)	(0.61)	–	(0.09)	(0.70)	9.39	8.84
7/31/21	9.40	0.54	1.04	1.58	(0.62)	–	–	(0.62)	10.36	9.76
7/31/20	11.04	0.60	(1.54)	(0.94)	(0.70)	–	–	(0.70)	9.40	8.03

JQC

7/31/24	5.83	0.56	0.16	0.72	(0.57)	–	(0.07)	(0.64)	5.91	5.73
7/31/23	6.10	0.52	(0.24)	0.28	(0.53)	–	(0.02)	(0.55)	5.83	5.08
7/31/22	6.91	0.35	(0.68)	(0.33)	(0.35)	–	(0.13)	(0.48)	6.10	5.50
7/31/21	6.88	0.32	0.56	0.88	(0.30)	–	(0.55)	(0.85)	6.91	6.53
7/31/20	8.49	0.39	(0.87)	(0.48)	(0.39)	–	(0.74)	(1.13)	6.88	5.88

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

13.46%	23.15%	$1,244,023	5.52%	9.63%	38%
6.88	1.57	1,224,552	4.77	9.88	28
(2.84)	(2.59)	534,392	2.17	5.49	38
17.36	30.14	589,469	2.20	5.39	43
(8.82)	(10.98)	534,861	3.01	5.93	44

13.00	27.08	801,035	5.48	9.45	39
5.01	2.77	789,958	4.75	8.90	28
(5.15)	(8.93)	827,031	2.35	5.20	33
13.42	26.98	937,712	2.22	4.64	43
(5.91)	(9.54)	932,800	3.11	5.11	52

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	JFR	JQC

7/31/24	4.08%	4.03%
7/31/23	3.28	3.30
7/31/22	0.80	0.91
7/31/21	0.82	0.80
7/31/20	1.64	1.72

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period

JPC

7/31/24	$7.45	$0.40	$0.77	$1.17	$(0.59)	$–	$–	$(0.59)	$–	$–	$8.03	$7.68
7/31/23	8.41	0.46	(0.84)	(0.38)	(0.58)	–	–	(0.58)	–	–	7.45	6.60
7/31/22	9.91	0.66	(1.52)	(0.86)	(0.64)	–	–	(0.64)	–(d)	–(d)	8.41	8.20
7/31/21	8.83	0.67	1.05	1.72	(0.64)	–	–	(0.64)	–(d)	–(d)	9.91	10.00
7/31/20	10.14	0.65	(1.26)	(0.61)	(0.68)	–	(0.02)	(0.70)	–	–	8.83	8.81

JPI

7/31/24	18.44	1.08	1.62	2.70	(1.11)	–	(0.07)	(1.18)	–	–	19.96	19.87
7/31/23	21.26	1.15	(2.60)	(1.45)	(1.37)	–	–	(1.37)	–	–	18.44	17.63
7/31/22	25.38	1.58	(4.13)	(2.55)	(1.57)	–	–	(1.57)	–	–	21.26	20.51
7/31/21	22.45	1.65	2.85	4.50	(1.57)	–	–	(1.57)	–	–	25.38	26.26
7/31/20	24.67	1.59	(2.20)	(0.61)	(1.57)	–	(0.04)	(1.61)	–	–	22.45	22.20

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

16.21%	26.70%	$2,563,871	5.20%	5.22%	39%
(4.47)	(12.60)	783,007	4.46	5.92	15
(9.05)	(11.91)	884,062	2.06	7.10	71
19.93	21.55	1,028,714	1.81	7.02	23
(6.16)	(4.12)	912,193	2.50	6.87	32

15.10	20.11	454,488	4.97	5.67	42
(6.85)	(7.39)	420,003	4.40	6.00	14
(10.41)	(16.35)	484,242	2.06	6.75	9
20.54	26.22	577,883	1.76	6.79	23
(2.50)	(1.93)	511,060	2.34	6.75	34

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	JPC	JPI

7/31/24	3.86%	3.54%
7/31/23	3.07	2.96
7/31/22	0.72	0.69
7/31/21	0.49	0.44
7/31/20	1.17	1.01

(d)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

NPFD

7/31/24	$18.77	$0.76	$1.95	$2.71	$(1.15)	$–	$(0.20)	$(1.35)	$20.13	$18.80
7/31/23	21.06	0.70	(1.72)	(1.02)	(1.24)	–	(0.03)	(1.27)	18.77	16.39
7/31/22(d)	25.00	0.61	(3.72)	(3.11)	(0.83)	–	–	(0.83)	21.06	19.98

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

14.87%	24.03%	$486,476	5.21%	3.93%	33%
(4.82)	(11.68)	453,637	4.43	3.64	17
(12.48)	(16.77)	508,829	2.13 (e)	4.33 (e)	14

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NPFD

7/31/24	3.67%
7/31/23	2.93
7/31/22	0.74(e)

(d)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.
(e)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares		Term Preferred

	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Asset Coverage Per $1 Liquidation Preference(c)

JFR

7/31/24	$477,200	$4,204	$285,000	$2,632	$–	$–	$2.63
7/31/23	477,200	4,163	285,000	2,607	–	–	2.61
7/31/22	233,400	3,718	100,000	2,603	–	–	2.60
7/31/21	238,400	3,892	100,000	2,742	–	–	2.74
7/31/20	208,100	4,003	–	–	90,000	2,794	2.79

JQC

7/31/24	211,600	5,447	140,000	3,278	–	–	3.28
7/31/23	211,600	5,395	140,000	3,247	–	–	3.25
7/31/22	246,000	4,931	140,000	3,143	–	–	3.14
7/31/21	402,000	3,333	–	–	–	–	–
7/31/20	402,000	3,320	–	–	–	–	–

JPC

7/31/24	689,000	5,331	420,000	3,312	–	–	3.31
7/31/23	219,600	5,249	150,000	3,119	–	–	3.12
7/31/22	423,400	3,088	–	–	–	–	–
7/31/21	462,700	3,223	–	–	–	–	–
7/31/20	400,000	3,280	–	–	–	–	–

JPI

7/31/24	147,500	4,081	–	–	–	–	–
7/31/23	180,900	3,322	–	–	–	–	–
7/31/22	216,000	3,242	–	–	–	–	–
7/31/21	234,800	3,461	–	–	–	–	–
7/31/20	200,000	3,555	–	–	–	–	–

NPFD

7/31/24	174,314	4,278	85,000	2,876	–	–	2.88
7/31/23	147,614	4,649	85,000	2,950	–	–	2.95
7/31/22(d)	188,600	3,698	–	–	–	–	–

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(c)	Includes all borrowings and preferred shares presented for the Fund.
(d)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•
Nuveen Floating Rate Income Fund (JFR)
•
Nuveen Credit Strategies Income Fund (JQC)
•
Nuveen Preferred & Income Opportunities Fund (JPC)
•
Nuveen Preferred Securities & Income Opportunities Fund (JPI) (formerly Nuveen Preferred and Income Term Fund)
•
Nuveen Variable Rate Preferred & Income Fund (NPFD)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. JFR, JQC, JPC, JPI and NPFD were each organized as Massachusetts business trusts on January 15, 2004, May 17, 2003, January 27, 2003, April 18, 2012 and June 1, 2021, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is July 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2024 (the “current fiscal period”).
Fund Mergers:
Effective prior to the opening of business on July 31, 2023, Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Opportunity Fund (JRO) and Nuveen Short Duration Credit Opportunities Fund (JSD) (the “Target Funds”) were each merged into JFR (the “Acquiring Fund”) (each a “Merger”). Effective prior to opening of business on November 6, 2023, Nuveen Preferred & Income Securities Fund (JPS) and Nuveen Preferred and Income Fund (JPT) (the “Target Funds”) were each merged into JPC (the “Acquiring Fund”) (each a “Merger”).
With respect to each Merger of a Target Fund with and into the Acquiring Fund, the separate legal existence of the Target Fund ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Fund. Shares of the Target Fund were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Refer to Note 12 for further details on JPC’s Merger.
JPI Fund Restructuring:
On July 17, 2024, shareholders of JPI approved a proposal to amend the Fund’s declaration of trust to eliminate the Fund’s term structure, subject to the completion of a tender offer. The amendment allows shareholders the opportunity to maintain their investment in the Fund and its leveraged exposure to preferred and other income producing securities in lieu of the Fund’s scheduled termination. Additionally, on July 17, 2024, the Fund conducted a tender offer, which allowed shareholders to offer up to 100% of their common shares for repurchase for cash at a price per share equal to 100% of the at net asset value (NAV) per share determined on the date the tender offer expired. Refer to Note 13 for further details on the restructuring.
Investment Adviser and Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manage the investment portfolio of the Funds. The Adviser is responsible for managing JPC’s and JPI’s investments in swap contracts.
Developments Regarding JFR’s Control Share By-Law:
On January 14, 2021, the Board received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that the Fund (i) rescinds the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s by-laws to provide that the Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On

Notes to Financial Statements
 (continued)

February 25, 2022, the Board and Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Fund Amended and Restated By-Laws to eliminate the “control share” provisions.
Developments Regarding JQC’s, JPC’s, JPI’s and NPFD’s Control Share By-Law:
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favour of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the JPC’s, JPI’s and NPFD’s investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments

Country:
United Kingdom	$477,313,961	11.6%
France	332,604,661	8.1
Switzerland	196,073,472	4.8
Canada	190,169,619	4.6
Spain	150,722,567	3.7
Netherlands	85,400,884	2.1
Australia	84,940,530	2.1
Germany	80,824,816	2.0
Finland	52,008,399	1.3
Ireland	46,445,747	1.1
Other	65,368,498	1.6

Total non-U.S. Securities	$1,761,873,154	43.0%

JPI	Value	% of Total Investments

Country:
United Kingdom	$48,096,164	10.2%
France	30,149,597	6.4
Switzerland	18,587,910	3.9
Canada	14,801,365	3.1
Spain	14,543,880	3.1
Ireland	11,743,060	2.5
Netherlands	9,748,584	2.1
Bermuda	7,161,177	1.5
Australia	6,472,436	1.4
Germany	4,992,489	1.0
Other	6,326,892	1.3

Total non-U.S. Securities	$172,623,554	36.5%

NPFD	Value	% of Total Investments

Country:
United Kingdom	$59,173,480	7.8%
Canada	50,776,011	6.6
France	31,533,019	4.1
Switzerland	20,727,830	2.7
Spain	17,240,950	2.3
Ireland	16,458,591	2.2
Australia	13,787,871	1.8
Netherlands	9,765,393	1.3
Bermuda	8,702,316	1.1
Germany	7,619,177	1.0
Other	11,566,599	1.5

Total non-U.S. Securities	$247,351,237	32.4%

Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Notes to Financial Statements
 (continued)

Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.
Netting Agreements
: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.
New Accounting Pronouncement:
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Swap contracts are
marked-to-market
daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JFR	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Variable Rate Senior Loan Interests	$–	$1,704,186,150	$963,764	$1,705,149,914
Corporate Bonds	–	183,894,998	–	183,894,998
Common Stocks	19,700,818	12,495,899	15,680,702	47,877,419
Asset-Backed Securities	–	16,295,892	–	16,295,892
Convertible Preferred Securities	–	582,720	–	582,720
Warrants	17,737	517,826	16,278	551,841
Short-Term Investments:
Investment Companies	61,287,545	–	–	61,287,545

Total	$81,006,100	$1,917,973,485	$16,660,744	$2,015,640,329

JQC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Variable Rate Senior Loan Interests	$–	$924,840,972	$–	$924,840,972
Corporate Bonds	–	265,314,068	–	265,314,068
Asset-Backed Securities	–	63,871,594	–	63,871,594
Common Stocks	3,426,251	7,291,831	5,603,105	16,321,187
Warrants	9,882	–	46	9,928
Short-Term Investments:
Investment Companies	36,632,299	–	–	36,632,299

Total	$40,068,432	$1,261,318,465	$5,603,151	$1,306,990,048

Notes to Financial Statements
 (continued)

JPC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$–	$2,236,728,566	$–	$2,236,728,566
Contingent Capital Securities	–	1,276,434,401	–	1,276,434,401
$25 Par (or similar) Retail Preferred	418,432,329	–	–	418,432,329
Corporate Bonds	–	133,410,041	–	133,410,041
Convertible Preferred Securities	21,372,971	–	–	21,372,971
U.S. Government and Agency Obligations	–	4,984,469	–	4,984,469
Common Stocks	5,968	–	–	5,968
Short-Term Investments:
Repurchase Agreements	–	7,525,757	–	7,525,757
Investments in Derivatives:
Futures Contracts*	6,560,263	–	–	6,560,263
Interest Rate Swaps*	–	26,424,356	–	26,424,356

Total	$446,371,531	$3,685,507,590	$–	$4,131,879,121

JPI	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$–	$264,609,077	$–	$264,609,077
Contingent Capital Securities	–	125,401,025	–	125,401,025
$25 Par (or similar) Retail Preferred	68,150,514	–	–	68,150,514
Corporate Bonds	–	3,306,380	–	3,306,380
U.S. Government and Agency Obligations	–	629,821	–	629,821
Short-Term Investments:
Repurchase Agreements	–	10,950,000	–	10,950,000

Total	$68,150,514	$404,896,303	$–	$473,046,817

NPFD	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$–	$531,078,862	$–	$531,078,862
Contingent Capital Securities	–	135,559,154	–	135,559,154
$25 Par (or similar) Retail Preferred	84,568,719	–	–	84,568,719
Corporate Bonds	–	6,778,386	–	6,778,386
U.S. Government and Agency Obligations	–	2,104,848	–	2,104,848
Short-Term Investments:
Repurchase Agreements	–	3,200,000	–	3,200,000

Total	$84,568,719	$678,721,250	$–	$763,289,969

*	Represents net unrealized appreciation (depreciation) as reported in Fund’s Portfolio of Investments.
The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	JFR			JQC

	Level 3			Level 3

	Variable Rate Senior Loan Interests	Common Stocks	Warrants	Common Stocks	Warrants

Balance at the beginning of period	$-	$533,440	$10,418	$453,223	$5
Gains (losses):
Net realized gains (losses)	-	-	(14,277)	-	-
Change in net unrealized appreciation (depreciation)	(151,260)	(3,155,360)	(227,359)	62,322	41
Purchases at cost	935,398	3,810,916	298,588	-	-
Sales at proceeds	-	-	(51,092)	-	-
Net discounts (premiums)	179,486	-	-	-	-
Transfers into	140	15,089,725	-	5,579,930	-
Transfers (out of)	-	(598,019)	-	(492,370)	-

Balance at the end of period	$963,764	$15,680,702	$16,278	$5,603,105	$46

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(923,681)	$(5,033,020)	$(227,359)	$(675,731)	$41

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

JFR	Warrants	$16,278	Expected Recovery	Recovery Proceeds	$0.25-$0.35	$0.30

	Common Stocks	15,680,702	Expected Recovery	Recovery Proceeds	$0.01-$8.00	$2.04
			Enterprise Value	EBITDA Multiples	10.00-12.00	N/A
			Enterprise Value	Acquisition Cost	$1,000.00	N/A

	Variable Rate Senior Loan Interest	963,764	Expected Recovery	Recovery Proceeds	$60.5185-$100	$74.59

Total		$16,660,744

JQC	Common Stocks	$5,603,151	Expected Recovery	Recovery Proceeds	$0.01-$8.00	$0.593
			Enterprise Value	EBITDA Multiples	10.00-12.00	N/A

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3

	Transfers In (Transfers Out)		Transfers In	(Transfers Out)	Transfers In	(Transfers Out)

JFR
Common Stocks	$-	$-	$598,019	$(15,089,725)	$15,089,725	$(598,019)

Variable Rate Senior Loan Interest	$-	$-	$-	$(140)	$140	$-

JQC

Common Stocks	$-	$-	$492,370	$(5,579,930)	$5,579,930	$(492,370)

4.	Portfolio Securities
Unfunded Commitments:
Pursuant to the terms of certain of the variable rate senior loan agreements, JFR and JQC may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, JFR and JQC’s outstanding unfunded senior loan commitments were as follows:

Notes to Financial Statements
 (continued)

Fund	Outstanding Unfunded Senior Loan Commitments

JFR	$190,640
JQC	196,566

Participation Commitments:
With respect to the senior loans held in JFR and JQC’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Funds would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Funds not only assume the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty

JPC	Fixed Income Clearing Corporation	$ 7,525,757	$(7,676,595)
JPI	Fixed Income Clearing Corporation	10,950,000	(11,169,051)
NPFD	Fixed Income Clearing Corporation	3,200,000	(3,264,094)

Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales (excluding
in-kind
transactions, where applicable) during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales

JFR	$759,025,109	$815,489,136	$–

JQC	495,802,139	517,670,005	–

JPC	1,449,364,285	1,233,713,695	1,720,325

JPI	273,064,051	499,960,947	1,139,666

NPFD	251,469,197	236,922,881	1,994,125

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts:
During the current fiscal period, JPC used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by
“marking-to-market”
on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding *

JPC	$117,387,653

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Interest Rate Swap Contracts:
During the current fiscal period, JPC and JPI used interest rate swap contracts to partially hedge their interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swap contracts on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Interest Rate Swap Contracts Outstanding *

JPC	$692,100,000
JPI	9,000,000

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Notes to Financial Statements
 (continued)

Fund	Counterparty	Gross Unrealized Appreciation Interest Rate Swaps***	Gross Unrealized (Depreciation) Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure

JPC	Morgan Stanley Capital Services LLC	$26,424,356	$-	$26,424,356	$(27,030,680)	$(606,324)

*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

JPC
Futures Contracts	Interest rate	Unrealized appreciation on futures contracts *	$6,560,263	-	$–
Interest Rate Swaps	Interest rate	Unrealized appreciation on interest rate swaps contracts	26,424,356	-	–

*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contacts.

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

JPC
Futures contracts	Interest rate	$(3,677,989)	$6,560,263
Swap contracts	Interest rate	25,093,164	9,118,149

JPI
Swap contracts	Interest rate	346,731	(361,549)

Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
JPC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

JPC

	Year Ended 7/31/24	Year Ended 7/31/23

Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	–	–
Offering proceeds, net of offering costs	$–	$–

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JFR

	Year Ended 7/31/24	Year Ended 7/31/23

Common Shares:
Issued in the Merger	–	77,137,719

Total	–	77,137,719

	JPC

	Year Ended 7/31/24	Year Ended 7/31/23

Common Shares:
Issued in the Merger	214,414,720	–

Total	214,414,720	–

Preferred Shares
Taxable Fund Preferred Shares:
JFR, JQC, JPC and NPFD have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified
mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser determined that the fair value of the shares approximated their liquidation preference.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Funds will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “TFP Shares, net” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements
 (continued)

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Additionally, TFP Shares in VRM mode are subject to a
60-Day
Evergreen tenor. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
JFR incurred offering costs of $365,000 in connection with its offerings of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “TFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, JFR, JQC, JPC, and NPFD had of $283,680,396, $139,215,436, $418,465,714 and $84,497,614 respectively, TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Funds’ TFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date		Mode

JFR	A	170,000	$170,000,000	$	January 1, 2031	VRDM
	B	115,000	115,000,000		December 1,2030	VRM

JQC	A	140,000	$140,000,000		July 1, 2032	VRDM

JPC	A	150,000	$150,000,000		August 1, 2037	VRDM
	B	270,000	270,000,000		July 1, 2032	VRDM

NPFD	A	85,000	$85,000,000		February 1, 2034	VRDM

The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Funds during the current fiscal period were as follows:

	JFR	JQC	JPC	NPFD

Average liquidation preference of TFP Shares outstanding	$285,000,000	$140,000,000	$348,442,623	$85,000,000
Average dividend rate	5.97%	5.51%	5.51%	5.55%

Preferred Share Transactions:
Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2024

JFR	Series	Shares	Amount

TFP Shares Issued	A	70,000	$70,000,000

TFP Shares Redeemed	C	(70,000)	(70,000,000)

	Year Ended July 31, 2024

JPC	Series	Shares	Amount

TFP Shares Issued*	B	270,000	$270,000,000

	Year Ended July 31, 2023

JFR	Series	Shares	Amount

TFP Shares Issued*	B	115,000	$115,000,000
	C	70,000	$70,000,000

JPC

TFP Shares Issued	A	150,000	$150,000,000

NPFD

TFP Shares Issued	A	85,000	$85,000,000

* Issued in the Merger

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, nondeductible expenses, paydowns, reorganization adjustments, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JFR	$2,050,588,575	$45,110,340	$(80,058,586)	$(34,948,246)
JQC	1,323,074,966	26,245,231	(42,330,149)	(16,084,918)
JPC	4,166,074,089	103,915,791	(138,110,759)	(34,194,968)
JPI	494,694,479	11,790,030	(33,437,692)	(21,647,662)
NPFD	819,879,473	8,632,227	(65,221,731)	(56,589,504)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JFR	$–	$–	$(34,948,246)	$(373,423,974)	$–	$(11,394,776)	$(419,766,996)
JQC	–	–	(16,082,471)	(315,732,242)	–	(7,322,902)	(339,137,615)
JPC	19,751,674	–	(34,195,528)	(435,299,708)	–	(21,582,854)	(471,326,416)
JPI	–	–	(21,647,661)	(58,095,196)	–	(2,231,697)	(81,974,554)
NPFD	–	–	(56,589,504)	(51,394,991)	–	(4,047,494)	(112,031,989)
The tax character of distributions paid was as follows:

	7/31/24			7/31/23
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital

JFR	$132,318,523	$–	$4,418,789	$49,433,689	$–	$–

JQC	77,350,572	–	9,642,788	72,562,902	–	2,496,840

JPC	152,486,748	–	–	61,153,963	–	–

JPI	25,243,405	–	1,536,960	31,198,214	–	–

NPFD	27,667,206	–	4,857,728	30,050,968	–	601,245
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

JFR 1	$35,842,447	$337,581,527	$373,423,974

JQC	45,322,422	270,409,820	315,732,242

JPC 1	66,999,115	368,300,593	435,299,708

JPI	9,974,787	48,120,409	58,095,196

NPFD	10,606,011	40,788,980	51,394,991

1	A portion of JFR’s and JPC’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

Notes to Financial Statements
 (continued)

8.	Management Fees and Other Transactions with Affiliates
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JFR	JQC	JPC**	JPI	NPFD
For the first $500 million	0.6500%	0.6800%	0.6800%	0.7000%	0.7500%
For the next $500 million	0.6250	0.6550	0.6550	0.6750	0.7250
For the next $500 million	0.6000	0.6300	0.6300	0.6500	0.7000
For the next $500 million	0.5750	0.6050	0.6050	0.6250	0.6750
For managed assets over $2 billion	0.5500	0.5800	0.5800	0.6000	0.6500
** Effective for the period August 1, 2023 until November 6, 2023.
Effective November 6, 2023, in conjunction with the Merger of JPC, the annual Fund-level fee, payable monthly is calculated according to the following schedule:

Average Total Daily Managed Assets*	JPC Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550
For the next $500 million	0.6300
For the next $500 million	0.6050
For the next $750 million	0.5800
For the next $750 million	0.5550
For the next $1.5 billion	0.5300
For managed assets over $5 billion	0.5050
For the period August 1, 2023 through April 30, 2024, annual complex-level fee, payable monthly, for each Fund was calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include
closed-end
fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen
open-end
and
closed-end
funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Effective May 1, 2024, the annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee

For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of July 31, 2024, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

JFR	0.1572%

JQC	0.1572%

JPC	0.1572%

JPI	0.1572%

NPFD	0.1572%

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowings Arrangements and Reverse Repurchase Agreements
Borrowings:
Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

Fund	Maximum Commitment Amount

JFR	$ 550,000,000

JQC	235,000,000

JPC	715,000,000

JPI	255,000,000

NPFD	190,000,000

Notes to Financial Statements
 (continued)

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

Fund	Outstanding Balance on Borrowings

JFR	$477,200,000
JQC	211,600,000
JPC	689,000,000
JPI	147,500,000
NPFD	174,314,000

For JFR, interest is charged at a rate equal to
1-Month
Term SOFR plus 0.95%. JFR accrues 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than the maximum commitment amount. Interest is charged on the Borrowings at a rate per annum equal to the daily SOFR plus 1.10% for JQC and the Fund accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount
For JPC and JPI funds, interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 0.85% per annum on the amounts borrowed. For NPFD, interest is charged on these Borrowings at OBFR plus 0.75% per annum on the amounts borrowed and 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

JFR	366	$477,200,000	6.42%

JQC	366	211,600,000	6.66

JPC	366	576,658,743	6.25

JPI	366	181,187,432	6.34

NPFD	366	166,727,388	6.19

Other Borrowings Information for the Funds:
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. The Funds’ borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”) Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Rehypothecation:
JPC and JPI have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register
the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, re-pledge,
hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33
1/3
 % of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.
The Funds also have the right to apply and
set-off
an amount equal to
one-hundred
percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favourable prices.
The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, JPC and JPI each had Hypothecated Securities as follows:

	JPC	JPI

Hypothecated Securities	$491,049,338	$116,648,569

JPC and JPI earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI

Rehypothecation Fees	$276,289	$68,860

Reverse Repurchase Agreements:
During the current fiscal period, the fund utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest

		Daily SOFR plus
JQC	Societe Generale SA	0.85%	$(142,000,000)	4/01/28	$(142,000,000)	$(142,812,028)

JPC	BNP Paribas SA	6.25%	(319,000,000)	T+29 Days	(319,000,000)	(320,662,011)

JPC	Royal Bank of Canada	5.99%	(135,853,000)	8/29/24	(135,853,000)	(135,920,813)

Total			$(454,853,000)		$(454,853,000)	$(456,582,824)

JPI	BNP Paribas SA	6.25%	(65,000,000)	T+29 Days	(65,000,000)	(65,349,943)

NPFD	Royal Bank of Canada	6.08%	(20,592,000)	8/08/24	(20,592,000)	(20,678,944)

* The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified
advance notice.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

JQC	366	$(142,775,956)	6.17%
JPC	366	(333,484,031)	5.95
JPI	366	(65,355,191)	5.79
NPFD	366	(19,437,515)	6.00

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements***	Collateral Pledged to Counterparty

JQC	Societe Generale SA	$(142,812,028)	$191,214,586
JPC	BNP Paribas SA	(320,662,011)	346,994,158
JPC	Royal Bank of Canada	(135,920,813)	168,047,646

Total		$(456,582,824)	$515,041,804

JPI	BNP Paribas SA	(65,349,943)	65,509,118
NPFD	Royal Bank of Canada	(20,678,944)	29,458,747

*** Represents gross value and accrued interest for the counterparty as reported in the preceding table.

11.	Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund

Notes to Financial Statements
 (continued)

Program”). The
closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
12. Fund Mergers
The Mergers as previously described in these Notes to Financial Statements were structured to qualify as tax-free
reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each Merger, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.
Investments:
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of each Merger, were as follows:

	JPS	JPT

Cost of investments	$2,510,520,333	$139,640,181
Fair value of investments	2,287,111,763	122,868,636
Net unrealized appreciation (depreciation) of investments	(223,408,570)	(16,771,545)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares:
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after each Merger were as follows:

Target Fund - Prior to Merger into JPC	JPS	JPT

Common shares outstanding	205,710,932	4,391,624
Net assets applicable to common shares	$1,472,315,298	$79,555,253
NAV per common share outstanding	$7.16	$18.12

Acquiring Fund - Prior to Merger		JPC

Common shares outstanding		105,069,232
Net assets applicable to common shares		$760,458,451
NAV per common share outstanding		$7.24

Acquiring Fund - Post Merger		JPC

Common shares outstanding		319,483,952
Net assets applicable to common shares		$2,312,329,002
NAV per common share outstanding		$7.24

Pro Forma Results of Operations:
The beginning of JPS and JPT’s current fiscal period was August 1, 2023. Assuming the Mergers had been completed on August 1, 2023, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund’s current fiscal period, are as follows:

Acquiring Fund - Pro Forma Results from Operations	JPC

Net investment income (loss)	$129,737,565
Net realized and unrealized gains (losses)	23,317,493
Change in net assets resulting from operations	153,055,059

Because the combined investment portfolio of each Merger has been managed as a single integrated portfolio since each Merger was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the Statement of Operations of the Acquiring Fund since each Merger was consummated.
Cost and Expenses:
In connection with each Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of Operations.
13. Subsequent Events
JPI – Fund Restructuring
The tender offer expired on August 14, 2024. In the tender offer 8,672,542 shares were tendered, representing approximately 38% of the Fund’s common shares outstanding. Properly tendered shares were repurchased at $20.0081 per share, which was the NAV of the Fund as of the close of ordinary trading on the New York Stock Exchange on August 14, 2024. As a result of the successful completion of the tender offer, the restructuring of the Fund was completed and on August 19, 2024, the following changes became effective.

•	The Fund’s declaration of trust was amended to eliminate the term of the Fund.

•	The Fund’s name changed from Nuveen Preferred and Income Term Fund to Nuveen Preferred Securities & Income Opportunities Fund.

•
Nuveen Fund Advisors, LLC, the investment adviser to the Fund, will waive 50% of the Fund’s net management fees beginning August 19, 2024, and continuing over the first year following the elimination of the term.

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN FLOATING RATE INCOME FUND (JFR)
Investment Objective
The Fund’s investment objective is to achieve a high level of current income.
Investment Policies
The Fund invests at least 80% of its Assets (as defined below) in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality.
With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

•
The Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•
The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade
debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers
(which includes borrowers) that are U.S. dollar
or non-
U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers
may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•
The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•
The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and
non-U.S.
corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or
non-U.S.
commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest
in debtor-in-possession financings
(commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).
The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information
about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

Shareholder Update
(Unaudited) (continued)

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser.
Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in mortgage-related securities, including mortgage-backed securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate
obligations as well.
The Fund may invest in certain asset-backed securities (“ABS”). ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade
bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities
of non-U.S. issuers
that are U.S. dollar
or non-U.S. dollar
denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income
economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities
of non-U.S. issuers
include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers.
Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities.
Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities
markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding
or other taxes, seizure
of non-U.S. deposits,
currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and
non-U.S.
corporations, including high yield debt securities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in
payment-in-kind
securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options
on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update
(Unaudited) (continued)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)
Investment Objectives
The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below), at time of purchase, in instruments that are senior to its common equity in the issuer’s capital structure, including but not limited to loans, debt securities and preferred securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund may invest without limitation in instruments that are rated below investment grade or are unrated but judged to be of comparable quality. Investment grade quality instruments are those that are (i) rated by at least one NRSRO within the four highest grades
(BBB-
or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest more than 30% of its Managed Assets in instruments that are rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality).

•
The Fund may invest up to 20% of its Managed Assets in instruments of
non-U.S.
issuers that are U.S. dollar or
non-U.S.
dollar denominated, including instruments of issuers located, or conducting their business in, emerging markets countries.

•	The Fund may invest up to 25% of its Managed Assets in collateralized loan obligation (“CLO”) debt securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets, at time of purchase, in instruments that are senior to its common equity in the issuer’s capital structure, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade
bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.
The Fund may in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and
non-U.S.
corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or
non-U.S.
commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may invest in adjustable rate subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.
The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.
The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser.
Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.
The Fund may invest
in debtor-in-possession financings
(commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

Shareholder Update
(Unaudited) (continued)

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information
about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
The Fund may invest in mortgage-related securities, including mortgage-backed securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate
obligations as well. The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a SPV). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities
of non-U.S. Issuers
that are U.S. dollar
or non-U.S. dollar
denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers
may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy
according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.
The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial
institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in
payment-in-kind
securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative transactions, primarily but not limited to credit default and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update
(Unaudited) (continued)

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
Investment Objectives
The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•
The Fund is not limited in the amount of its investments
in non-U.S. issuers.
The Fund may invest up to 10% of its Managed Assets
in non-
U.S. dollar-denominated securities. The Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating
rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating
rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (“NYSE”), which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by
non-U.S. financial
institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and exchange-traded funds (“ETFs”)).

Shareholder Update
(Unaudited) (continued)

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.
The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by
the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.
In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an
emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in U.S. government securities, including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”); and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)

Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI)
Investment Objectives
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities issued by U.S. and
non-U.S.
companies, including debt securities, hybrid securities and convertible securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

•
The Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB-/Baa3 or
higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub-adviser
to be of comparable quality.

•	The Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

•	The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

•
The Fund may invest up to 10% of its total assets in securities of other open- or closed-end
investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial
institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.
The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and

Shareholder Update
(Unaudited) (continued)

instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies BDCs and REITs.
The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income
instruments), warrants, rights and depositary receipts (which reference ownership of underlying
non-U.S.
securities).
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an
emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund’s use of leverage will not exceed 38% of Managed Assets. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update
(Unaudited) (continued)

Nuveen Variable Rate Preferred and Income Fund (NPFD)
Investment Objectives
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in variable rate preferred securities and other variable rate income producing securities. “Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund will invest at least 50% of its Managed Assets in securities that are rated investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”).

•	The Fund may invest up to 15% of its Managed Assets in companies located in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in the financial services sector.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in variable rate preferred securities and other variable rate income producing securities. The Fund may also invest to a lesser extent in fixed income securities, of any type, including contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”), convertible securities, corporate debt securities, U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, fixed-rate preferred securities, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and taxable and tax-exempt
municipal bonds.
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative
and may be deferred (in the case of cumulative payments) or skipped (in the case of non-cumulative
payments) at the option of the issuer.
Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.
Preferred securities may either trade
over-the-counter
(“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities, which trade on exchanges such as the NYSE and the institutional segment is typified by $1,000 par value OTC securities.

Typically, most $25 par value exchange-traded securities have fixed-rate coupon structures, while the institutional segment of $1,000 par securities are variable-rate securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date (i.e., the issuer has the right to call in or redeem the preferred security at a pre-set
price after a specified date).
The Fund’s investments in preferred securities may include convertible preferred securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible preferred securities typically consist of preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer. Convertible preferred securities entitle the holder to receive interest or dividends paid or accrued on preferred securities until the securities mature or are redeemed, converted or exchanged.
The Fund may also invest in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”). CoCos are hybrid securities created by regulators after the
2007-08
global financial crisis as a way to reduce the likelihood of government-orchestrated bailouts. CoCos are designed to automatically absorb losses, thereby helping the issuing bank satisfy regulatory capital requirements. CoCos are not preferred securities. CoCos are primarily issued by European financial institutions to help fulfill their capital requirements, while U.S. banks issue preferred stock. Because CoCos and preferred stock play nearly identical roles and rank similarly within an issuer’s capital structure, CoCos are commonly held in strategies that invest in preferred securities.
The “contingent” nature of the security is due to a feature that automatically imposes a loss on the investor should an issuer’s capital fall below a predetermined threshold. When this occurs, depending on the structure, there are three possible outcomes:

•	The security is converted to common equity;

•	The investor is forced to assume a temporary writedown of the security’s value; and

•	The investor is forced to assume a permanent writedown of the security’s value.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.
The Fund may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid-
and large capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.
The Fund may invest in U.S. dollar-denominated securities of
non-U.S.
issuers traded over the counter or listed on an exchange. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
The Fund may invest in common stocks which generally represents an equity ownership interest in an issuer. Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights and depositary receipts (which reference ownership of underlying
non-U.S.
securities). The Fund’s equity investments also may include securities of other investment companies (including open-end
funds,
closed-end
funds and ETFs).
The Fund may invest in U.S. government securities, including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
The Fund may invest in mortgage-backed securities (“MBS”). A MBS (“MBS”) is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. The loans that the Fund invests typically bear interest at a floating rate, although some loans may pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on a percentage

Shareholder Update
(Unaudited) (continued)

above the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Unfunded commitments are contractual obligations by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares.
The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and
tax-exempt
municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
The Fund’s portfolio may contain restricted and illiquid investments, including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in securities of other
open-end
or
closed-end
investment companies, including ETFs, that invest primarily in the types of investments in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other derivative instruments. The Fund’s sub-adviser
may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying securities held by the trust have been effectively financed by the trust’s issuance of floating rate certificates.
Temporary Defensive Periods
During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested (the
“invest-up
period”), the
“wind-up”
period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s Termination Date approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury securities. During the invest-up
period, the Fund may also purchase securities issued by ETFs that invest primarily in investments of the types in which the Fund may invest directly. Any such investments in ETFs will be in compliance with the limitations imposed by the 1940 Act, the rules promulgated thereunder, or pursuant to any exemptive relief obtained thereunder. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update
(Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	JFR	JQC	JPC	JPI	NPFD

Portfolio Level Risks
Asset-Backed Securities (“ABS”) Risk	X	X	-	-	X
Basis Risk	X	X	-	-	-
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Collateralized Debt Obligation Risk	X	X	-	-	-
Collateralized Loan Obligation Risk	X	X	-	-	-
Collateralized Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk	-	-	-	-	X
Common Stock Risk	-	X	X	X	X
Concentration and Financial Services Sector Risk	-	-	X	X	X
Contingent Capital Securities (“CoCos”) Risk	-	X	X	X	X
Convertible Securities Risk	-	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Debt Securities Risk	X	X	X	X	X
Debtor-In-Possession (“DIP”) Financing Risk	X	X	-	-	-
Deflation Risk	X	X	X	X	X
Depositary Receipts Risk	X	-	X	X	X
Derivatives Risk	X	X	X	X	X
Duration Risk	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X
Financial Futures and Options Transactions Risk	X	X	X	X	X
Floating-Rate and Fixed-to-Floating Rate
Securities Risk	X	X	X	X	-
Foreign Currency Risk	X	X	X	-	-
Hedging Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Inflation Correlation Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	-	X	-	-	X
Loan Participation Risk	X	X	-	-	X
Loan Risk	X	X	-	-	X
Mortgage-Backed Securities Risk	X	X	-	-	-
Municipal Securities Risk	-	-	-	X	X
Municipal Securities Market Liquidity Risk	-	X	-	X	X
Municipal Securities Market Risk	-	-	-	X	X

Risk	JFR	JQC	JPC	JPI	NPFD
Portfolio Level Risks
Non-U.S. Securities Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Preferred and Hybrid Preferred Securities Risk	X	X	X	X	X
Real Estate Investment Trust Risk	-	-	X	X	X
Reinvestment Risk	X	X	X	X	X
Restricted and Illiquid Investments Risk	X	X	X	X	X
Second Lien Loans and Unsecured Loans Risk	X	X	-	-	X
Senior Loan Agent Risk	X	X	-	-	X
Senior Loan Risk	X	X	-	-	X
Structured Products Risk	X	X	-	-	-
Sovereign Government and Supranational Debt Risk	X	X	-	-	X
Subordinated Loans and Other Subordinated Debt Instruments Risk	X	X	-	-	X
Swap Transactions Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Warrants and Equity Securities Risk	X	X	X	X	-
When-Issued and Delayed-Delivery Transactions	X	X	X	X	X
Zero Coupon Bonds or Pay-In-Kind Securities Risk	X	X	X	X	-

Fund Level and Other Risks	JFR	JQC	JPC	JPI	NPFD
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Fund Tax Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Limited Term Risk	-	-	-	-	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X

Shareholder Update
(Unaudited) (continued)

Portfolio Level Risks:
Asset-Backed Securities (“ABS”) Risk.
Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental
entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Basis Risk.
As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.
Below Investment Grade Risk.
Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Collateralized Debt Obligation (“CDO”) Risk.
The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income
securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligation (“CLO”) Risk.
A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
Collateralized Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk.
CMBS and MBS, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. CMBS and MBS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. CMBS and MBS also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the CMBS and MBS, causing the price of the CMBS and MBS and the Fund’s share price to fall and would make the CMBS and MBS more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of CMBS and MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Common Stock Risk.
Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration and Financial Services Sector Risk.
The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•
financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•
financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Contingent Capital Securities (“CoCos”) Risk.
A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk.
Convertible securities have characteristics of both equity and debt securi tie
s and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible
securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible
securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk.
Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment
and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Shareholder Update
(Unaudited) (continued)

Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment
and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment
of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Debtor-In-Possession (“DIP”) Financing Risk.
The Fund’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Depositary Receipts Risk.
Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform
terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk.
Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in
“Non-U.S.
Securities Risk” are generally intensified for investments in emerging market countries.
Equity Securities Risk.
Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating-Rate and Fixed-to-Floating-Rate Securities Risk.
The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate
securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate
securities will decline due to lower coupon payments on floating rate securities.
Foreign Currency Risk.
Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Inflation Correlation Risk.
Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee
that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.
Interest Rate Risk.
Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline
due to lower coupon payments on floating-rate securities.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will
decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

●
 If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market c on
ditions;

●
  If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

Shareholder Update
(Unaudited) (continued)

●
  If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk.
The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk.
The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) Risk.
An MBS (including a CMBS) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities, as was the case during the recession of 2007 and 2009. Mortgage-backed securities are subject to pre-payment
risk, which is the risk that the borrowers under the mortgage loans underlying the Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, including essentially each CMBS, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing
financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s applicable sub-advisers
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these se
curities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities
at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of m
u
nicipal securities, which may further decrease the Fund’s ability to buy or sell municipal secu rit
ies. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Non-U.S. Securities Risk.
Investments in securities of
non-U.S.
issuers involve special risks, including: less publicly available information about
non-U.S.
issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many
non-U.S.
markets are smaller, less liquid and more volatile; the economies of
non-U.S.
countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other
non-U.S.
taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata
portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.

Preferred and Hybrid Preferred Securities Risk.
Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•
Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•
Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•
Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred
securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred
securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security
will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Floating Rate
and Fixed-to-Floating Rate
Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate
securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate
securities may decline due to lower coupon payments on floating-rate securities.

Shareholder Update
(Unaudited) (continued)

•
Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•
New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub-
Advisers believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Real Estate Investment Trust Risk.
Share prices of Real Estate Investment Trusts (“REITs”) t
y
pically decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values are affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be taxed as a corporation, and thus, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below
traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Second Lien Loans and Unsecured Loans Risk.
Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.
Senior Loan Agent Risk.
A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Senior Loan Risk.
Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Structured Products Risk.
In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Sovereign Government and Supranational Debt Risk.
Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Subordinated Loans and Other Subordinated Debt Instruments Risk.
Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/ or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk.
U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk.
The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing

Shareholder Update
(Unaudited) (continued)

services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Warrants and Equity Securities Risk.
Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public
information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.
When-Issued and Delayed-Delivery Transactions Risk.
The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds or
Pay-In-Kind
Securities Risk.
Zero coupon and
pay-in-kind
securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as
COVID-19
that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-advisor
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the investment adviser and the sub-advisor
to leverage the Fund or increase the Fund’s leverage.
Limited Term Risk.
Because the assets of the F
un
d will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase common shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s NAV at the end of the term and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and

Shareholder Update
(Unaudited) (continued)

economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
 Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	JFR	JQC	JPC	JPI	NPFD

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	38.00%	38.13%	37.89%	31.86%	36.52%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	6.38%	6.21%	5.97%	6.19%	5.99%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	2.42%	2.37%	2.26%	1.97%	2.19%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(20.04)%	(19.99)%	(19.74)%	(17.57)%	(19.20)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.97)%	(11.91)%	(11.69)%	(10.23)%	(11.32)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.91)%	(3.83)%	(3.64)%	(2.90)%	(3.45)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.16%	4.25%	4.41%	4.44%	4.43%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.22%	12.34	12.46%	11.78%	12.30%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depe
nd on many factors.

Shareholder Update
(Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Portfolio Managers
Effective August 9, 2023, Himani Trivedi, Head of Structured Credit, joined Scott Caraher, Head of Senior Loans, and Kevin Lorenz, Head of High Yield, as portfolio managers of JQC.
Ms. Trivedi, is head of structured credit at Nuveen. She is responsible for managing loans and investments in structured credit across Nuveen-managed collateralized loan obligations (CLOs) and various fixed income strategies. Previously, Ms. Trivedi served as a co-head
of investments and head of structured credit at Nuveen affiliate Symphony Asset Management. She started at Nuveen under Symphony affiliate in 2004 on the convertibles desk, launched the CLO platform in 2005 and became co-Portfolio
Manager for all CLOs in 2008. Prior to joining Nuveen, Ms. Trivedi worked on model validation for securitized products at Washington Mutual Bank and started her career in finance at ICICI Bank in India. Ms. Trivedi graduated with a B.S. in Chemical Engineering and an M.B.A. in Finance from Gujarat University, India and a Masters in Financial Engineering (MFE) from the Haas School of Business at University of California, Berkeley.
Investment Policies
In connection with the addition of Ms. Trivedi as portfolio manager of JQC, the Board of Trustees of JQC approved the following investment policy changes, all of which were effective as of August 9, 2023.

Previous Investment Policy	New Investment Policy

The Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.	Existing policy eliminated.

The Fund may invest up to 30% of its Managed Assets in the following securities:	Existing policy eliminated.

i. other debt securities such as investment and
non-investment
grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% requirement set forth above);

ii. mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

iii. debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities); and

iv. domestic and international equity securities.

Substantially all of the Fund’s portfolio likely will be invested in senior loans that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades
(BBB-
or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. The Fund may also purchase other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality.	The Fund may invest without limitation in instruments that are rated below investment grade or are unrated but judged to be of comparable quality. Investment grade quality instruments are those that are (i) rated by at least one NRSRO within the four highest grades
(BBB-
or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest more than 30% of its Managed Assets in instruments that are rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality).

Shareholder Update
(Unaudited) (continued)

The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage.	Existing policy eliminated.

The Fund will not invest in inverse floating rate securities.	Existing policy eliminated.

The Fund may invest up to 20% of its Managed Assets in securities of
non-U.S.
Issuers that are U.S. dollar or
non-U.S.
dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of
non-U.S.
Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.	The Fund may invest up to 20% of its Managed Assets in instruments of
non-U.S.
issuers that are U.S. dollar or
non-U.S.
dollar denominated, including instruments of issuers located, or conducting their business in, emerging markets countries.

No current policy regarding CLO investments.	The Fund may invest up to 25% of its Managed Assets in collateralized loan obligation (CLO) debt securities.
Additionally, with the addition of Ms. Trivedi as portfolio manager of JQC, the Board of Trustees of JQC approved the following investment policy changes, effective on or about November 1, 2023.

Previous Investment Policy	New Investment Policy

The Fund will invest at least 80% of its Assets, at time of purchase, in loans or securities that are senior to its common equity in the issuing company’s capital structure, including but not limited to debt securities and preferred securities.	The Fund will invest at least 80% of its Assets, at time of purchase, in instruments that are senior to common equity in an issuer’s capital structure, including but not limited to loans, debt securities, and preferred securities.
Principal Risks
The following principal risk factors have been added for Nuveen Floating Rate Income Fund (JFR):
Asset-Backed Securities (“ABS”) Risk.
Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental
entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Collateralized Debt Obligation (“CDO”) Risk.
The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income
securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligation (“CLO”) Risk.
A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
Preferred and Hybrid Preferred Securities Risk.
Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•
Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•
Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•
Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Floating Rate and
Fixed-to-Floating
Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•
Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•
New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub- Advisers believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Sovereign Government and Supranational Debt Risk.
Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
The following principal risk factors have been added for Nuveen Variable Rate Preferred & Income Fund (NPFD) and Nuveen Credit Strategies Income Fund (JQC):

Shareholder Update
(Unaudited) (continued)

Common Stock Risk.
Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Senior Loan Agent Risk.
A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
The following principal risk factor has been added for Nuveen Floating Rate Income Fund (JFR) and Nuveen Credit Strategies Income Fund (JQC):
Debtor-In-Possession
(“DIP”) Financing Risk.
The Fund’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.
The following principal risk factor has been added for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI), Nuveen Floating Rate Income Fund (JFR), and Nuveen Credit Strategies Income Fund (JQC):
Equity Securities Risk.
Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.
The following principal risk factor has been added for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI), Nuveen Floating Rate Income Fund (JFR), and Nuveen Variable Rate Preferred & Income Fund (NPFD):
Depositary Receipts Risk.
Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
The following principal risk factor has been renamed “Restricted and Illiquid Investments Risk” for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI), Nuveen Variable Rate Preferred & Income Fund (NPFD), Nuveen Floating Rate Income Fund (JFR) and Nuveen Credit Strategies Income Fund (JQC):
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
The following principal risk factors have been added for Nuveen Variable Rate Preferred & Income Fund (NPFD):
Limited Term Risk.
Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase common shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s NAV at the end of the term and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
Loan Participation Risk.
The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Warrants and Equity Securities Risk.
Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public
information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.
The following principal risk factor has been added for each of the Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI) and Nuveen Variable Rate Preferred & Income Fund (NPFD):
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s applicable sub-advisers
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Second Lien Loans and Unsecured Loans Risk.
Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.
Subordinated Loans and Other Subordinated Debt Instruments Risk.
Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Shareholder Update
(Unaudited) (continued)

The following principal risk factor has been added for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI), Nuveen Variable Rate Preferred & Income Fund (NPFD):
Real Estate Investment Trust Risk.
Share prices of Real Estate Investment Trusts (“REITs”) typically decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values are affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be taxed as a corporation, and thus, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.
The following principal risk factor has been added for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Floating Rate Income Fund (JFR), and Nuveen Credit Strategies Income Fund (JQC):
U.S. Government Securities Risk.
U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
The principal risk factor previously titled “Zero Coupon Bond Risk” has been updated to include payment-in-kind
securities and now reads as follows:
Zero Coupon or Pay-In-Kind Securities Risk.
Zero coupon and
pay-in-kind
securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
The following principal risk factor for Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI), Nuveen Variable Rate Preferred & Income Fund (NPFD), and Nuveen Credit Strategies Income Fund (JQC): has been consolidated and renamed “Preferred and Hybrid Preferred Securities Risk”:
Preferred Securities Risk.
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
The principal risk factor titled “Sovereign Government and Supranational Debt Risk” has been removed as a principal risk factor for the Nuveen Credit Strategies Income Fund (JQC).
The principal risk factor titled “Limited Term Risk” has been removed as a principal risk factor for the Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred & Income Term Fund) (JPI).
Developments Regarding the Funds’ Control Share
By-Law
On October 5, 2020, the Funds and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On February 24, 2022 the Board of the Funds suspended the Control-Share
By-Law
provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated
By-Laws
to eliminate the Control Share By-Law provisions in their entirety. Other than the elimination of the Control Share
By-Law
provisions, the Amended and Restated
By-Laws
are identical to the previously adopted
by-laws.

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED JULY 31, 2024
The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended July 31, 2024.
NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common sha reholder,
would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	JFR	JQC	JPC

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	JFR	JQC	JPC

Management Fees	1.25%	1.33%	1.24%

Interest and Other Related Expenses (2)	4.08%	4.03%	3.86%

Other Expenses (3)	0.19%	0.12%	0.10%

Total Annual Expenses	5.52%	5.48%	5.20%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended July 31, 2024.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended July 31, 2024. The types of leverage used by the Fund during the fiscal year ended July 31, 2024 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other invest me
nt companies are currently estimated not to exceed 0.01%.

Example
The following example illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, th
at a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example # 1
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price

	1 Year	3 Years	5 Years	10 Years

JFR	$ 65	$ 173	$ 280	$ 542

JQC	$64	$172	$278	$540

JPC	$61	$164	$266	$520

The example should not be considered a representation of future expenses. Actual expenses may be greater or le ss tha
n those shown above.

Shareholder Update
(Unaudited) (continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of t
he
day o
n the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.
JFR

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2024	$ 8.85	$ 8.63	$ 9.38	$ 9.24	(4.54)%	(7.14)%

April 2024	$ 8.80	$ 8.45	$ 9.37	$ 9.18	(5.88)%	(8.65)%

January 2024	$ 8.45	$ 7.94	$ 9.28	$ 9.03	(8.75)%	(13.33)%

October 2023	$ 8.26	$ 7.65	$ 9.26	$ 9.02	(10.31)%	(15.47)%

July 2023	$ 8.21	$ 7.74	$ 9.21	$ 8.91	(9.68)%	(14.57)%

April 2023	$ 8.72	$ 7.73	$ 9.38	$ 8.97	(6.59)%	(14.02)%

January 2023	$ 8.57	$ 7.92	$ 9.31	$ 9.01	(6.75)%	(12.43)%

October 2022	$ 9.18	$ 7.84	$ 9.68	$ 8.99	(4.38)%	(12.68)%

JQC
	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2024	$ 5.73	$ 5.53	$ 5.94	$ 5.87	(3.05)%	(6.10)%

April 2024	$ 5.64	$ 5.32	$ 5.96	$ 5.86	(5.24)%	(9.98)%

January 2024	$ 5.37	$ 4.98	$ 5.94	$ 5.74	(9.14)%	(14.43)%

October 2023	$ 5.14	$ 4.83	$ 5.90	$ 5.73	(11.84)%	(15.85)%

July 2023	$ 5.09	$ 4.85	$ 5.88	$ 5.70	(12.69)%	(14.91)%

April 2023	$ 5.44	$ 4.89	$ 5.99	$ 5.73	(8.57)%	(14.96)%

January 2023	$ 5.43	$ 4.95	$ 5.94	$ 5.76	(8.55)%	(14.21)%

October 2022	$ 5.65	$ 4.95	$ 6.28	$ 5.77	(9.18)%	(14.66)%

JPC
	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

July 2024	$7.80	$7.11	$8.08	$7.86	(3.47)%	(10.39)%

April 2024	$7.30	$6.80	$8.01	$7.76	(7.24)%	(12.93)%

January 2024	$7.29	$6.16	$7.90	$7.13	(7.60)%	(15.15)%

October 2023	$6.62	$5.96	$7.45	$7.06	(10.78)%	(15.70)%

July 2023	$6.60	$5.98	$7.45	$6.86	(9.37)%	(13.08)%

April 2023	$8.03	$6.06	$8.47	$6.62	(4.40)%	(12.02)%

January 2023	$7.96	$7.12	$8.38	$7.67	(2.77)%	(9.64)%

October 2022	$8.41	$6.70	$8.52	$7.56	(0.36)%	(11.84)%

The following table shows, as of July 31, 2024 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

July 31, 2024	JFR	JQC	JPC

NAV per Common Share	$ 9.28	$ 5.91	$ 8.03

Market Price	$ 8.82	$ 5.73	$ 7.68

Percentage of Premium/(Discount) to NAV per Common Share	(4.96)%	(3.05)%	(4.36)%

Net Assets Attributable to Common Shares	$ 1,244,022,600	$ 801,035,366	$ 2,563,871,408

Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offe rs wil
l actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2024 through 2015 has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
JFR

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period		Term Preferred Shares at the End of Period		Variable Rate Term Preferred (VRTP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Asset Coverage Per $1 Liquidation Preference (4)

2024	$ 477,200	$ 4,204	$ 285,000	$ 2,632	$ 0	$ 0	$ 0	$ 0	$ 2.63

2023	$ 477,200	$ 4,163	$ 285,000	$ 2,607	$ 0	$ 0	$ 0	$ 0	$ 2.61

2022	$ 233,400	$ 3,718	$ 100,000	$ 2,603	$ 0	$ 0	$ 0	$ 0	$ 2.60

2021	$ 238,400	$ 3,892	$ 100,000	$ 2,742	$ 0	$ 0	$ 0	$ 0	$ 2.74

2020	$ 208,100	$ 4,003	$ 0	$ 0	$ 90,000	$ 2,794	$ 0	$ 0	$ 2.79

2019	$ 264,500	$ 3,810	$ 0	$ 0	$ 115,000	$ 2,655	$ 0	$ 0	$ 2.66

2018	$ 254,300	$ 4,077	$ 0	$ 0	$ 125,200	$ 2,732	$ 0	$ 0	$ 2.73

2017	$ 254,300	$ 4,103	$ 0	$ 0	$ 125,200	$ 2,749	$ 0	$ 0	$ 2.75

2016	$ 240,800	$ 4,051	$ 0	$ 0	$ 0	$ 0	$ 108,000	$ 279,652	$ 2.80

2015	$ 270,300	$ 3,966	$ 0	$ 0	$ 0	$ 0	$ 139,000	$ 261,935	$ 2.62

Shareholder Update
(Unaudited) (continued)

JQC
	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Asset Coverage Per $1 Liquidation Preference (4)

2024	$ 211,600	$ 5,447	$ 140,000	$ 3,278	$ 3.28

2023	$ 211,600	$ 5,395	$ 140,000	$ 3,247	$ 3.25

2022	$ 246,000	$ 4,931	$ 140,000	$ 3,143	$ 3.14

2021	$ 402,000	$ 3,333	$ 0	$ 0	$ 0

2020	$ 402,000	$ 3,320	$ 0	$ 0	$ 0

2019	$ 480,000	$ 3,400	$ 0	$ 0	$ 0

2018	$ 561,000	$ 3,205	$ 0	$ 0	$ 0

2017	$ 561,000	$ 3,256	$ 0	$ 0	$ 0

2016	$ 561,000	$ 3,238	$ 0	$ 0	$ 0

2015	$ 640,000	$ 3,101	$ 0	$ 0	$ 0

JPC
	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Asset Coverage Per $1 Liquidation Preference (4)

2024	$ 689,000	$ 5,331	$ 420,000	$ 3,312	$ 3.31

2023	$ 219,600	$ 5,249	$ 150,000	$ 3,119	$ 3.12

2022	$ 423,400	$ 3,088	$ 0	$ 0	$ 0

2021	$ 462,700	$ 3,223	$ 0	$ 0	$ 0

2020	$ 400,000	$ 3,280	$ 0	$ 0	$ 0

2019	$ 455,000	$ 3,303	$ 0	$ 0	$ 0

2018	$ 437,000	$ 3,403	$ 0	$ 0	$ 0

2017	$ 540,000	$ 3,079	$ 0	$ 0	$ 0

2016	$ 404,100	$ 3,526	$ 0	$ 0	$ 0

2015	$ 404,100	$ 3,506	$ 0	$ 0	$ 0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(4)	Includes all borrowings and preferred shares presented.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before July 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

JFR	$–

JQC	–

JPC	–

JPI	–

NPFD	–

Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

JFR	3.9%

JQC	0.9

JPC	58.3

JPI	81.7

NPFD	93.5

Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

JFR	3.9%

JQC	0.9

JPC	95.3

JPI	100.0

NPFD	100.0

Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Important Tax Information
(Unaudited) (continued)

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage

JFR	67.3%	88.2%

JQC	44.3	100.0

JPC	7.4	12.3

JPI	14.9	2.3

NPFD	5.1	5.3

163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

JFR	91.6%

JQC	100.0

JPC	17.1

JPI	11.1

NPFD	14.8

Shareholder Meeting Report
(Unaudited)
The annual meeting of shareholders for JFR, JQC, JPC and JPI was held on April 12, 2024 for shareholders of record on January 19, 2024; at this meeting the shareholders were asked to elect Class III Trustees. Additionally, JPI shareholders were asked to approve an amendment to the Fund’s Declaration of Trust. The meeting for JPI was subsequently adjourned to May 10, 2024 and additionally adjourned to June 3, 2024, June 24, 2024 and July 17, 2024, respectively, in order to seek additional shareholder participation.
The vote totals for JFR, JQC, JPC and JPI are set forth below:

	JFR		JQC		JPC		JPI

	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares

To approve an amendment to the Fund’s Declaration of Trust:

For	–	–	–	–	–	–	11,563,555
Against	–	–	–	–	–	–	1,139,794
Abstain	–	–	–	–	–	–	236,304
Broker Non-Votes	–	–	–	–	–	–	321,088

Total	–	–	–	–	–	–	13,260,741

Approval of the Board Members was reached as follows:
Joanne T. Medero

For	95,627,891	–	102,440,712	–	237,709,266	–	10,196,212
Withhold	3,697,829	–	4,863,986	–	7,590,061	–	1,593,671

Total	99,325,720	–	107,304,698	–	245,299,327	–	11,789,883

Loren M. Starr

For	95,786,609	–	102,548,480	–	237,756,669	–	10,187,357
Withhold	3,539,111	–	4,756,218	–	7,542,658	–	1,602,526

Total	99,325,720	–	107,304,698	–	245,299,327	–	11,789,883

Matthew Thornton III

For	95,838,995	–	102,542,312	–	238,708,796	–	10,180,379
Withhold	3,486,725	–	4,762,386	–	6,590,531	–	1,609,504

Total	99,325,720	–	107,304,698	–	245,299,327	–	11,789,883

Albin F. Moschner

For	–	285,000	–	129,000	–	397,000	10,171,280
Withhold	–	–	–	–	–	–	1,618,603

Total	–	285,000	–	129,000	–	397,000	11,789,883

Margaret L. Wolff

For	–	285,000	–	129,000	–	397,000	–
Withhold	–	–	–	–	–	–	–

Total	–	285,000	–	129,000	–	397,000	–

Shareholder Meeting Report
(Unaudited) (continued)

The annual meeting of shareholders for NPFD was held on May 15, 2024 for shareholders of record on January 19, 2024 and subsequently adjourned to May 31, 2024. At this meeting the common and preferred shareholders were asked to elect three Class III Trustees, including a choice between three nominees nominated by the existing Board of Trustees, and one nominee nominated by an activist shareholder. Preferred shareholders voting as a separate class were asked to elect two Preferred Trustees. Additionally, shareholders were asked to vote on the ratification of the selection of independent registered public accounting firm. Due to the lack of a quorum for common and preferred shareholders voting together for Class III Trustees at the 2024 annual meeting, each Class III Trustee (Joanne T. Medero, Loren M. Starr and Matthew Thornton III) was not elected but will continue to serve on the Board as a “holdover” Board Member until their successor has been duly elected and qualified. KPMG LLP (“KPMG”) the independent registered public accounting firm was not ratified but will continue to provide auditing services to the fund. Quorum was achieved for preferred shareholders voting as a separate class and the Preferred Trustees were elected by preferred shareholders at the annual meeting.
The vote totals for the Preferred Trustees are set forth below:

NPFD

Preferred Shares
The vote results in the Election of the Preferred Class Trustees were as follows:
Albin F. Moschner
For	85,000
Against	–
Abstain	–

Total	85,000

Margaret L. Wolff
For	85,000
Against	–
Abstain	–

Total	85,000

Additional Fund Information
(Unaudited)

Board of Trustees

Joseph A. Boateng*	Michael A. Forrester*	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr*	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
*Serves as a Trustee to JFR, JQC and JPC and a consultant to JPI and NPFD.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler	Public Accounting Firm	Shareholder Services
333 West Wacker Drive Chicago, IL 60606	& Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	LLP Chicago, IL 60603	KPMG LLP 200 East Randolph Street Chicago, IL 60601	Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Active Shelf Offering Statement of Additional Information (SAI) for JPC
The SAI for the active shelf offerings for JPC contains additional information about the Fund’s Board of Trustees. You may obtain a copy of the fund’s SAI without charge, upon request, by calling Nuveen at (312)
917-7700,
by writing to the Fund, or on Nuveen’s website at www.nuveen.com. You may also obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JFR	JQC	JPC	JPI	NPFD

Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Collateralized Loan Obligation (CLO):
A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.
Contingent Capital Securities (CoCos):
CoCos are debt or capital securities of primarily
non-U.S.
issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCoswill occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Nuveen Floating Rate Income Fund
Nuveen Credit Strategies Income Fund
Nuveen Preferred & Income Opportunities Fund
Nuveen Preferred Securities & Income Opportunities Fund (formerly, the Nuveen Preferred and
Income Term Fund)
Nuveen Variable Rate Preferred & Income Fund
The Approval Process
At meetings held on April 18 and 19, 2024 (the “Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds approved, for their respective Fund, the renewal of the investment management agreement (each an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (“NFAL”; NFAL is an “Adviser”) pursuant to which NFAL serves as investment adviser to such Fund. Similarly, for each Fund, the Board approved the renewal of the sub-advisory
agreement (each a
“Sub-Advisory
Agreement”) with Nuveen Asset Management, LLC (the
“Sub-Adviser”)
pursuant to which the
Sub-Adviser
serves as the
sub-adviser
to such Fund. The Board Members are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, the Board is deemed to be comprised of all disinterested Board Members. References to the Board and the Board Members are interchangeable. Below is a summary of the annual review process the Board undertook related to its most recent renewal of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund.
In accordance with applicable law, following up to an initial two-year
period, the Board considers the renewal of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and
Sub-Advisory
Agreements are collectively referred to as the “Advisory Agreements,” and NFAL and the
Sub-Adviser
are collectively, the “Fund Advisers” and each a “Fund Adviser.” In addition, the fund complex consists of the group of funds advised by NFAL (collectively referred to as the “Nuveen funds”) and the group of funds advised by Teachers Advisors, LLC (“TAL” and such funds are collectively, the “TC funds”). For clarity, NFAL serves as Adviser to the Nuveen funds, including the Funds, and TAL serves as “Adviser” to the TC funds. The Board Members considered that the prior separate boards of the TC funds and Nuveen funds were consolidated effective in January 2024. Accordingly, at the Meeting, the Board Members considered the review of the advisory agreements for the Nuveen funds as well as reviewed the investment management agreements for the TC funds. Depending on the appropriate context, references to “the Adviser” may be to NFAL with respect to the Nuveen funds and/or TAL with respect to the TC funds.
The Board Members considered the review of the advisory agreements of the Nuveen funds and the TC funds to be an ongoing process. The Board Members therefore employed the accumulated information, knowledge and experience they had gained during their tenure on the respective board of the TC funds or Nuveen funds (as the case may be) governing the applicable funds and working with the respective investment advisers and sub-advisers,
as applicable, in their review of the advisory agreements for the fund complex.
During the course of the year prior to the Meeting, the Board and/or its committees received a wide variety of materials that covered a range of topics relevant to the Board’s annual consideration of the renewal of the advisory agreements, including reports on fund investment results over various periods; product initiatives for various funds; fund expenses; compliance, regulatory and risk management matters; trading practices, including soft dollar arrangements (as applicable); the liquidity and derivatives risk management programs; management of distributions; valuation of securities; payments to financial intermediaries (as applicable); securities lending (as applicable); overall market and regulatory developments; and with respect to closed-end
funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end
funds and any actions to address discounts. The Board also met periodically with and/or received presentations by key investment professionals managing a fund’s portfolio. In particular, at the Board meeting held on February
27-29,
2024 (the “February Meeting”), the Board and/or its Investment Committee received the annual performance review of the funds as described in further detail below. The presentations, discussions and meetings throughout the year also provide a means for the Board to evaluate and consider the level, breadth and quality of services provided by the Adviser and sub-advisers,
as applicable, and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the advisory agreements. The materials provided at the Meeting and/or prior meetings covered a wide range of matters including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; the consolidation of the Nuveen fund family and TC fund family; a review of product actions advanced in 2023 for the benefit of particular funds and/or the fund complex; a review of each sub-adviser,
if applicable, and/or applicable investment team; an analysis of fund performance with a focus on funds considered to have met certain challenged performance measurements; an analysis of the fees and expense ratios of the funds with a focus on funds considered to have certain expense characteristics; a list of management fee and, if applicable, sub-advisory
fee schedules; a description of portfolio manager compensation; an overview of the primary and secondary markets for the Nuveen closed-end
funds (including, among other things, premium or discount data and commentary regarding the leverage management, share repurchase and shelf offering programs during 2023); a description of the profitability and/or financial data of Nuveen, TAL and the sub-advisers;
and a description of indirect

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited) (continued)

benefits received by the Adviser and the
sub-advisers
as a result of their relationships with the funds, as applicable. The Board also considered information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of each respective fund to those of a peer universe.
The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the fund complex is based on all the information provided to the Board and its committees over time. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members.
As part of their review, the Board Members and independent legal counsel met by videoconference in executive session on April 10, 2024 (the “April Executive Session”) to review and discuss materials provided in connection with their annual review of the advisory agreements for the fund complex.
After reviewing this information, the Board Members requested, directly or through independent legal counsel, additional information, and the Board subsequently reviewed and discussed the responses to these follow-up
questions and requests.
The Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives of management were present. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decisions to renew each Advisory Agreement were not based on a single identified factor, but rather each decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the funds’ advisory arrangements and oversight of the funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Board Members considered the Investment Management Agreements and the
Sub-Advisory
Agreements separately in the course of their review. With this approach, they considered the roles of NFAL and the
Sub-Adviser
in providing services to the Funds.
The Board considered that the Adviser provides a wide array of management, oversight and other services to manage and operate the applicable funds. The Board considered the Adviser’s and its affiliates’ dedication of resources, time, people and capital as well as continual program of improvement and innovation aimed at enhancing the funds and fund complex for investors and meeting the needs of an increasingly complex regulatory environment. In particular, over the past several years, the Board considered the significant resources, both financial and personnel, the Adviser and its affiliates have committed in working to consolidate the Nuveen fund family and TC fund family under one centralized umbrella. The Board considered that the organizational changes in bringing together Nuveen, its affiliates and TIAA’s (as defined below) asset management businesses, consolidating the Nuveen and TC fund families and other initiatives were anticipated to provide various benefits for the funds through, among other things, enhanced operating efficiencies, centralized investment leadership and a centralized shared resources and support model. As part of these efforts, the boards of the TC funds and Nuveen funds were consolidated effective in January 2024. In addition, in conjunction with these consolidation efforts, the Board approved at the Meeting changes to fee and breakpoint structures (as applicable) that could provide cost savings to participating funds, as described in further detail below.
The Board also reviewed information regarding other product actions undertaken or continued by management in the 2023 calendar year in seeking to improve the effectiveness of the organization, the product line-up
as well as particular funds through, among other things, continuing to review and optimize the product line and gaining efficiencies through mergers and liquidations; reviewing and updating investment policies and benchmarks; implementing fee waivers and/or expense cap changes for certain funds; evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are considered. In its review, the Board considered that the funds operated in a highly regulated industry and the scope and complexity of the services and resources that the Adviser and its affiliates must provide to manage and operate the applicable funds have expanded over the years as a result of, among other things, regulatory, market and other developments, such as the adoption of the tailored shareholder report or the revised fund name rule.
In considering the breadth and quality of services the Adviser and its various teams provide, the Board considered that the Adviser provides investment advisory services. With respect to the Nuveen funds, such funds utilize sub-advisers
to manage the portfolios of the funds subject to the supervision of NFAL. Accordingly, the Board considered that NFAL and its affiliates, among other things, oversee and review the performance of the respective sub-adviser
and its investment team(s); evaluate Nuveen fund performance and market conditions; evaluate investment strategies and recommend changes thereto; set and manage distributions consistent with the respective Nuveen fund’s product design; oversee trade execution and, as applicable, securities lending; evaluate investment risks; and manage valuation matters. With respect to closed-end
Nuveen funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end
fund investor relations program. The Board considered that, with respect to such funds, management actively monitors any discount from net asset value per share at which the respective Nuveen fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays. The Board further considered that over the course of the 2023 calendar year, the Nuveen global public product team which supports the funds in the fund complex and their shareholders assessed the investment personnel across the investment leadership teams which resulted in additions or other modifications to the portfolio management teams of various funds. The Board also reviewed a description of the compensation structure applicable to certain portfolio managers.
In addition to the above investment advisory services, the Board further considered the extensive compliance, regulatory, administrative and other services the Adviser and its various teams or affiliates provide to manage and operate the applicable funds. Given the highly regulated industry in which the funds operate, the Board considered the breadth of the Adviser’s compliance program and related policies and procedures. The Board reviewed various initiatives the Adviser’s compliance team undertook or continued in 2023, in part, to address new regulatory requirements, support international business growth and product development, enhance international trading capabilities, enhance monitoring capabilities in light of the new regulatory requirements and guidance and maintain a comprehensive training program. The Board further considered, among other things, that other non-advisory
services provided included, among other things, board support and reporting; establishing and reviewing the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); risk management, including reviews of the liquidity risk management and derivatives risk management programs; legal support services; regulatory advocacy; and cybersecurity, business continuity and disaster recovery planning and testing.
Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the funds, including to enhance global talent, middle office systems, software and international and internal capabilities. The Board considered the access provided by the Adviser and its affiliates to a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.
In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the applicable funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.
With respect to the Funds, the Board considered the division of responsibilities between NFAL and the
Sub-Adviser
and considered that the
Sub-Adviser
and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of NFAL and the Board. The Board considered an analysis of the
Sub-Adviser
provided by NFAL which included, among other things, a summary of changes in the leadership teams and/or portfolio manager teams; the performance of the Nuveen funds sub-advised
by the
Sub-Adviser
over various periods of time; and data reflecting product changes (if any) taken with respect to certain Nuveen funds. The Board considered that NFAL recommended the renewal of the
Sub-Advisory
Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Funds. In this regard, the Board and/or its Investment Committee reviewed, among other things, performance of the Funds over the quarter, one-,
three- and five-year periods ending December 31, 2023 and March 31, 2024 (or for such shorter periods to the extent a Fund was not in existence during such periods). The Board performed its annual review of fund performance at its February Meeting and an additional review at the April Executive Session and also reviewed and discussed performance data at its other regularly scheduled quarterly meetings throughout the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that were provided at the Meeting and in prior meetings over time in evaluating fund performance, including management’s analysis of a fund’s performance with particular focus on funds that met certain challenged performance measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts. As various Nuveen funds have modified their portfolio teams and/or made significant changes to their portfolio strategies over time, the Board reviewed, among other things, certain tracking performance data over specific periods comparing performance before and after such changes.
The Board considered that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board considered that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance over the various time periods and considered performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”), subject to certain exceptions, and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies, dates of fund inception and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable fund. With respect to relative performance of a fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited) (continued)

in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of the Performance Peer Groups to the Funds as low, medium or high. In its review of relative performance, the Board considered a Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile representing the top performing funds within the Performance Peer Group and the 4th quartile representing the lowest performing funds.
The Board also considered that secondary market trading of shares of the Nuveen closed-end
funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its
Closed-end
Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end
funds have traded at various periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end
funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further considered that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in providing higher levels of income.
The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill.
Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.
In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds more closely until performance improves, discuss with the Adviser the reasons for such results, consider whether any steps are necessary or appropriate to address such issues, discuss and evaluate the potential consequences of such steps and review the results of any steps undertaken.
The performance determinations with respect to each Fund are summarized below.

•
For Nuveen Floating Rate Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2023, the Fund outperformed its benchmark for the one-
and three-year periods ended December 31, 2023 and ranked in the second quartile of its Performance Peer Group for the one-,
three- and five-year periods ended December 31, 2023. Further, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2024, the Fund outperformed its benchmark for the one-year
period ended March 31, 2024 and ranked in the second quartile of its Performance Peer Group for the one-
and three-year periods and third quartile for the five-year period ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Credit Strategies Income Fund, the Board considered that although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended December 31, 2023, the Fund outperformed its blended benchmark for the one-year
period ended December 31, 2023. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2023, the Fund ranked in the second quartile of its Performance Peer Group for the one-year
period and third quartile for the five-year period ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2024, the Fund matched the performance of its blended benchmark and ranked in the third quartile of its Performance Peer Group for the one-year
period ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Preferred & Income Opportunities Fund, the Board considered that although the Fund’s performance was below the performance of its blended benchmark for the one-year
period ended December 31, 2023, the Fund outperformed its blended benchmark for the three- and five-year periods ended December 31, 2023. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-
and five-year periods ended December 31, 2023, the Fund ranked in the third quartile for the three-year period ended December 31, 2023. In addition, the Fund outperformed its blended benchmark for the one-,
three- and five-year periods ended March 31, 2024. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended March 31, 2024, the Fund ranked in the first quartile for the one-year
period and third quartile for the three-year period ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Preferred Securities & Income Opportunities Fund, the Board considered that although the Fund’s performance was below the performance of its blended benchmark for the one-
and five-year periods ended December 31, 2023, the Fund outperformed its blended benchmark for the three-year period ended December 31, 2023. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-
and five-year periods ended December 31, 2023, the Fund ranked in the third quartile for the three-year period ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2024, the Fund outperformed its blended benchmark and ranked in the second quartile of its Performance Peer Group for the one-year
period ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Variable Rate Preferred & Income Fund, the Board considered that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year
period ended December 31, 2023. However, the Fund ranked in the second quartile of its Performance Peer Group and outperformed its blended benchmark for the one-year
period ended March 31, 2024. The Board considered management’s analysis of the Fund’s performance, including the factors that contributed to or detracted from performance and the improved relative performance in the last quarter of 2023 and first quarter of 2024. The Board further considered that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance, and management deserved additional time to develop a performance record.

C. Fees, Expenses and Profitability

1.	Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end
funds, the contractual management fee and the actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also reviewed information about other expenses and the total operating expense ratio of each fund (after any fee waivers and/or expense reimbursements). More specifically, the Board Members generally reviewed, among other things, each fund’s management fee rates and net total expense ratio in relation to similar data for a comparable universe of funds (the “Expense Universe”) established by Broadridge. The Board Members reviewed the methodology Broadridge employed to establish its Expense Universe and considered that differences between the applicable fund and its respective Expense Universe as well as changes to the composition of the Expense Universe from year to year, may limit some of the value of the comparative data. The Board Members also considered that it can be difficult to compare management fees among funds as there are variations in the services that are included for the fees paid. The Board Members took these limitations and differences into account when reviewing comparative peer data.
The Board Members also considered a Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the respective fund. In their review, the Board Members considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes for closed-end
funds) meeting certain expense or fee criteria when compared to its Expense Universe and an analysis as to the factors contributing to each such fund’s relative net total expense ratio. In addition, although the Board reviewed a fund’s net total expense ratio both including and excluding investment-related expenses (e.g., leverage costs) for certain of the closed-end
funds, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees excluding investment-related costs and taxes for the closed-end
funds. The Board also considered that the use of leverage for closed-end
funds may create a conflict of interest for NFAL and the applicable sub-adviser
given the increase of assets from leverage upon which an advisory or sub-advisory
fee is based. The Board Members considered, however, that NFAL and the sub-advisers
(as applicable) would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when NFAL and/or a sub-adviser,
as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
The Board Members also considered, in relevant part, a Fund’s management fee and net total expense ratio in light of the Fund’s performance history, including reviewing certain funds identified by management and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions.
In their evaluation of the fee arrangements for the Funds, the Board Members also reviewed the management fee schedules and the expense reimbursements and/or fee waivers agreed to by the Adviser for the respective fund (if any). In its review, the Board considered that the management fees of the Nuveen funds were generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. As indicated above, the Board approved a revised fee schedule which would reduce and streamline the asset thresholds necessary to meet breakpoints in the complex-level fee component. The Board considered that management anticipated approximately $50 million in savings for Nuveen fund shareholders as a result of the revised fee schedule as well as additional estimated savings over time. The Board further considered management’s representation that there will be no increase to any Nuveen fund’s respective advisory agreement fee rate as a result of the revised complex-level fee schedule.

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited) (continued)

In its review, the Board considered that across the Nuveen fund and TC fund complex, management estimated that fund-level breakpoints resulted in approximately $82.5 million in reduced fees overall in 2023. In addition, the Board considered that management determined that the Nuveen funds achieved additional fee reductions of approximately $49 million due to the complex-wide management fee structure in 2023.
With respect to the
Sub-Adviser,
the Board also considered, among other things, the
sub-advisory
fee schedule paid to the
Sub-Adviser
in light of the
sub-advisory
services provided to the respective Fund. In its review, the Board considered that the compensation paid to the
Sub-Adviser
is the responsibility of NFAL, not the Funds.
The Board’s considerations regarding the comparative fee data for each of the Funds are set forth below.

•	For Nuveen Floating Rate Income Fund, the Fund’s actual management fee rate matched the Expense Universe median and its net total expense ratio was below the Expense Universe median.

•
For Nuveen Credit Strategies Income Fund, although the Fund’s actual management fee rate was slightly above (within 5 basis points of) the Expense Universe median, its net total expense ratio was below the Expense Universe median.

•
For Nuveen Preferred & Income Opportunities Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate was below the Expense Universe median and its net total expense ratio matched the Expense Universe median.

•
For Nuveen Preferred Securities & Income Opportunities Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate matched the Expense Universe median and its net total expense ratio was slightly above (within 5 basis points of) the Expense Universe median.

•
For Nuveen Variable Rate Preferred & Income Fund, although the Fund’s actual management fee rate and net total expense ratio were above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (approximately 5 basis points) the Expense Universe median.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered that the Adviser, affiliated sub-advisers
and/or their affiliate(s) provide investment management services to other types of clients which may include: separately managed accounts, retail managed accounts, foreign funds (UCITS), other investment companies (as sub-advisers),
limited partnerships and collective investment trusts. The Board reviewed the equal weighted average fee or other fee data for the other types of clients managed in a similar manner to certain of the Nuveen funds and TC funds. The Board considered the Adviser’s rationale for the differences in the management fee rates of the funds compared to the management fee rates charged to these other types of clients. In this regard, the Board considered that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the funds compared to that provided to other clients as well as differences in investment policies; regulatory, disclosure and governance requirements; servicing relationships with vendors; the manner of managing such assets; product structure; investor profiles; and account sizes all may contribute to variations in relative fee rates. Further, differences in the client base, governing bodies, distribution, jurisdiction and operational complexities also would contribute to variations in management fees assessed the funds compared to foreign fund clients. In addition, differences in the level of advisory services required for passively managed funds also contribute to differences in the management fee levels of such funds compared to actively managed funds. As a general matter, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board considered the wide range of services in addition to investment management that the Adviser had provided to the funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board further considered that a sub-adviser’s
fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory
mandates. The Board concluded that the varying levels of fees were reasonable given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers
In their review, the Board Members considered various profitability data relating to the Fund Advisers’ services to the Nuveen funds.
With respect to the Nuveen funds, the Board Members reviewed the estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds overall as well as profitability data of certain other asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax
and
after-tax
basis for the 2023 and 2022 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution) for the 2023 and 2022 calendar years. The Board Members also considered the rationale for the change in Nuveen’s profitability from 2022 to 2023. In addition, the Board reviewed the revenues, expenses and operating margin
(pre-
and
after-tax)
NFAL derived from its exchange-traded fund product line for the 2023 and 2022 calendar years.
In developing the profitability data, the Board Members considered the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no single universally recognized expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the refinements Nuveen had made to the methodology that had occurred over the years from 2010 through 2021 to provide Nuveen’s profitability analysis, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax
net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2023. The Board of the Nuveen funds had also appointed two Board Members to serve as the Board’s liaisons to meet with representatives of NFAL and review the development of the profitability data and to report to the full Board.
In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board considered that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins
(pre-tax)
of Nuveen Investments on a company-wide basis and the net revenue margins
(pre-tax)
of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2014 to 2023. In their review of the comparative data, the Board Members considered the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from the profitability data, the Board considered that NFAL and TAL are affiliates of Teachers Insurance and Annuity Association of America (“TIAA”). NFAL is a subsidiary of Nuveen, LLC, the investment management arm of TIAA, and TAL is an indirect wholly owned subsidiary of TIAA. Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2023 and 2022 calendar years to consider the financial strength of TIAA. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also considered the reinvestments the Adviser, its parent and/or other affiliates made into their business through, among other things, the investment of seed capital in certain funds, initiatives in international expansion, investments in infrastructure and continued investments in enhancements to technological capabilities.
The Board Members considered the profitability of the
Sub-Adviser
from its relationships with the respective Nuveen funds. In this regard, the Board Members reviewed, among other things, the
Sub-Adviser’s
revenues, expenses and net revenue margins
(pre-
and
after-tax)
for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2023 and December 31, 2022. The Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin
(pre-
and
after-tax)
grouped by similar types of funds (such as municipal, taxable fixed income, equity, real assets and index/asset allocation) for the
Sub-Adviser
for the calendar years ending December 31, 2023 and December 31, 2022.
In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits NFAL or the
Sub-Adviser
received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that each Fund Adviser’s level of profitability from its relationship with each Nuveen fund was not unreasonable over various time frames in light of the nature, extent and quality of services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the funds in the fund complex, including the Funds, whether these economies of scale have been appropriately shared with such funds and whether there is potential for realization of further economies of scale. Although the Board considered that economies of scale are difficult to measure with any precision and the rates at which certain expenses are incurred may not decline with a rise in assets, the Board considered that there are various methods that may be employed to help share the benefits of economies of scale, including, among other things, through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in the Adviser’s business which can enhance the services provided to the applicable funds for the fees paid. The Board considered that the Adviser has generally employed one or more of these various methods among the applicable funds.

Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited) (continued)

In this regard, the Board considered, as noted above, that the management fee of NFAL generally was comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. With this structure, the Board considered that the complex-level breakpoint schedule was designed to deliver the benefits of economies of scale to shareholders when the assets of eligible funds in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules were designed to share economies of scale with shareholders if the particular fund grows. The Board reviewed the fund-level and complex-level fee schedules. As summarized above, the Board approved a new complex-level breakpoint schedule which would simplify and reduce the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. Among other things, the assets of certain TC funds advised by TAL would be phased into the calculation of the complex-wide assets in determining the complex-level fee over a ten-year
period. The Board considered the cost savings and additional potential sharing of economies of scale as a result of the reduced complex-level breakpoint schedule and the additional assets from more eligible funds in calculating the assets of the complex for determining the complex-level fee component. The Board reviewed the projected shareholder savings derived from such modifications over a ten-year
period from 2024 to 2033. The Board considered management’s representation that there will be no increase to any fund’s respective advisory agreement fee rate.
The Board also considered that with respect to Nuveen
closed-end
funds, although
closed-end
funds may make additional share offerings from time to time, the closed-end
funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
The Board Members also considered the continued reinvestment in Nuveen/TIAA’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments were not specific to individual funds, but rather incurred across a variety of products and services pursuant to which the family of funds as a whole may benefit. The Board further considered that the Adviser and its affiliates have provided certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders. The Board considered the Adviser’s and/or its affiliates’ ongoing efforts to streamline the product line-up,
among other things, to create more scaled funds which may help improve both expense and trading economies.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the funds in the fund complex, including the Funds. These benefits included, among other things, economies of scale to the extent the Adviser or its affiliates share investment resources and/or personnel with other clients of the Adviser. The funds may also be used as investment options for other products or businesses offered by the Adviser and/or its affiliates, such as variable products, fund of funds and 529 education savings plans, and affiliates of the Adviser may serve as sub-advisers
to various funds in which case all advisory and
sub-advisory
fees generated by such funds stay within Nuveen.
The Board considered that an affiliate of the Adviser received compensation in 2023 for serving as an underwriter on shelf offerings of existing Nuveen closed-end
funds and reviewed the amounts paid for such services in 2023 and 2022. In addition, the Board Members considered that the Adviser and
Sub-Adviser
may utilize soft dollar brokerage arrangements attributable to the respective funds to obtain research and other services for any or all of their clients, although the Board Members also considered reimbursements of such costs by the Adviser and/or
Sub-Adviser.
The Adviser and its affiliates may also benefit from the advisory relationships with the funds in the fund complex to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important
or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year
period.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	210

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	210

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	215

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003– 2007) and Northern Trust Hong Kong Board (1997–2004).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017
Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA- CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with TIAA.

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; has previously held various positions with TIAA.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive  | Chicago, IL 60606  | www.nuveen.com
     ESA-A-0124P
 3824532-INV-Y-09/25

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Floating Rate Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]
July 31, 2024	$142,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2023	$54,099	$862	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and

Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2024	$0	$0	$0	$0
July 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott Caraher, Head of Senior Loans, is responsible for loan-focused portfolio management. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an investment banking analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott Caraher	Registered Investment Company	6	$3.92 billion
	Other Pooled Investment Vehicles	5	$1.25 billion
	Other Accounts	6	$2.45 billion

Kevin Lorenz	Registered Investment Company	8	$10.92 billion
	Other Pooled Investment Vehicles	1	$583 million
	Other Accounts	0	$0
*	Assets are as of July 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of JFR Securities

As of July 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher					X
Kevin Lorenz	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Floating Rate Income Fund

Date: October 4, 2024	By: /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 4, 2024	By: /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2024	By: /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)